                         ENTERPRISE ACCUMULATION TRUST

                           MULTI-CAP GROWTH PORTFOLIO

FRED ALGER MANAGEMENT, INC.
NEW YORK, NEW YORK

Investment Management

     Fred Alger Management, Inc., which has approximately $17 billion in assets under management, became the manager of the Portfolio on July 15, 1999, the Portfolio's inception date. Alger's normal investment minimum is $5 million.

Investment Objective

     Long-term capital appreciation.

Investment Strategies

     The Multi-Cap Growth Portfolio invests primarily in growth stocks. The Portfolio Manager believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition. The Portfolio can leverage, that is, borrow money, to buy additional securities for its portfolio. By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased, exceeds the cost of borrowing, including the interest paid on the money borrowed. The Enterprise Multi-Cap Growth Portfolio seeks long term capital appreciation by investing in companies across all market capitalization ranges.

1999 Performance Review

     The birth of the Portfolio took place at the start of the third quarter, a period during which the market experienced widespread weakness. After peaking in mid-July, the S&P 500 began a downward trend that resulted in a -6.25 percent return for the quarter. Only gains posted in the technology sector helped to buoy the double-digit losses suffered by consumer staples, financials and transportation stocks and prevented the S&P 500 from slipping even further. Heavy losses were evident in other indices in the third quarter, including the S&P MidCap 400 Index, -8.40 percent, and the Russell 2000 Index, -6.64 percent.

     A variety of bearish indicators also appeared. On August 24, the Federal Reserve raised both the Fed Funds rate and the discount rate by 0.25 percent. During September, the Dow broke below the key 10,400 support level, the S&P 500 broke below its 200-day moving average line and the advance-decline line continued to be very weak. Technology stocks also finally broke down during the last month of the third quarter, leading the market downward.

     After an anemic third quarter, however, domestic equity markets bounced back in vigorous fashion. Growth stocks continued to significantly outperform value stocks, and technology companies persisted as the clear market leaders. And while large cap stocks continued to perform well, their smaller counterparts were the obvious market standouts. Most major equity indices across all market capitalizations generated strong double-digit returns during the final three months of the year, ensuring that 1999 was yet another successful year for stock investors.

     1999 was a particularly good year for investors in the Enterprise Multi-Cap Growth Portfolio. Fortunately, the Portfolio was well positioned to benefit from the strong performance of certain segments of the market. Management's growth stock philosophy was of great benefit during a year in which value severely underperformed growth.

     In addition, the Portfolio was heavily weighted in technology companies throughout the year. Stocks such as Yahoo!, Microsoft and America Online fueled much of the Portfolio's gains. Technology stocks were the clear market leaders in 1999, thus making the Portfolio extremely well positioned for the strong bull market. Specifically, the boom in Internet stocks was of great benefit to the Portfolio. Exceptional stock picking and a number of superb July IPO allocations also account for the excellent performance.

     The total return generated by the Portfolio was heavily impacted by the inclusion of numerous IPOs during the month of July. Without exception, all of the IPO allocations during July produced positive returns for the Portfolio. In many cases these returns were exceptionally high, and in many cases large percentages of the IPO allocations were eliminated from the Portfolio within a day or two of their purchase. Examples of IPO allocations that more than doubled in price and were completely or partially liquidated within two days of purchase include: MP3.com Inc., Gadzoox Networks Inc., and Hoovers Inc.

     In total, the IPOs accounted for virtually all of the Portfolio's gains of
93.6 percent during the month of July in what was otherwise an anemic month for technology stocks. Better than normal IPO allocations for Fred Alger Management and unusually strong IPO performance help to account for the tremendous returns. Also, the relatively small asset size of the Portfolio during its first month of existence greatly exaggerated the impact of IPOs on performance. The exceptional returns produced by the Portfolio during the month of July were a one-time anomaly and will be virtually impossible to reproduce.

     IPOs did not impact the returns generated by the Portfolio after July 31, 1999. No new IPOs were added to the Portfolio after the end of July. Therefore, August, September and fourth quarter return figures are IPO-free.

                         GROWTH OF A $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                                                                          LIPPER MULTI-CAP CORE
                                               MULTI-CAP GROWTH PORTFOLIO        S&P 500 INDEX*                  INDEX*
                                               --------------------------        --------------           ---------------------
7/31/99                                                 10000.00                    10000.00                    10000.00
1999                                                    15113.60                    11117.20                    11163.70

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
            * Return calculated as of July 31, 1999 to correspond with the indices indicated. Actual return since inception of July 15, 1999 was 192.60%.
           ** The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Multi-Cap Core Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Multi-Cap Core Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

     The economy of 2000 is likely to resemble the economy of 1999, but it will probably not grow as rapidly. This is an inevitable by-product of higher interest rates. Despite this, there are factors that may keep the economy moving along at a decent rate: low unemployment, good wage gains, and positive psychology. Inflation may remain subdued as a result of continually increasing productivity and the slowing of economic growth. The flattening of oil prices and the impact of the Internet on pricing may also help subdue inflation.

     Interest rates may eventually fall, at some point responding to the slowing economy and the dropping inflation. Presently, interest rates are being held up artificially by concerns about the actions of the Fed. If the Fed lays off, interest rates may drop.

     Corporate earnings may not be as strong in 2000 as in 1999. The top-down forecast for S&P earnings is an increase of 10 percent, which is lower than the 14 percent estimated for this year. It would be logical to assume that the market will rise less vigorously as well.

     Should market conditions become neutral or favorable, Alger expects that the Multi-Cap Growth Portfolio may continue to outperform broad market averages. Technology stocks may continue to do well next year, as this is one of the few areas of the economy which is truly booming. Consequently, despite high valuation, rapidly growing companies may remain the best place to invest, with IT companies in the vanguard. Alger's reliance on comprehensive, in-house fundamental research may ensure the Portfolio remains stocked with the most appealing growth investments.

     The views expressed in this report reflect those of the Portfolio Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                           MULTI-CAP GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

                                    NUMBER OF SHARES OR
COMMON STOCKS -- 86.76%              PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
ADVERTISING -- 0.40%
  Omnicom Group Inc.                         1,900        $   190,000
BROADCASTING -- 4.74%
  AT&T Corporation -- Liberty
    Media Group (a)                          8,800            499,400
  Clear Channel Communications
    Inc. (a)                                11,600          1,035,300
  Echostar Communications
    Corporation (Class A) (a)                7,600            741,000
                                                          -----------
                                                            2,275,700
CABLE -- 1.74%
  Cablevision Systems Corporation
    (Class A) (a)                            1,900            143,450
  Comcast Corporation (a)                    8,850            447,478
  Cox Communications Inc. (Class
    A) (a)                                   4,700            242,050
                                                          -----------
                                                              832,978
COMMUNICATIONS -- 2.07%
  Brocade Communications Systems
    Inc. (a)                                 5,600            991,200
COMPUTER HARDWARE -- 3.56%
  Cisco Systems Inc. (a)                     7,400            792,725
  Dell Computer Corporation (a)              8,900            453,900
  Intel Corporation                          5,600            460,950
                                                          -----------
                                                            1,707,575
COMPUTER SERVICES -- 19.41%
  America Online Inc. (a)                   29,300          2,210,319
  Ariba Inc. (a)                             9,200          1,631,850
  ASM Lithography Holding (a)                  900            102,375
  At Home Corporation (a)                   12,950            555,231
  CNET Inc. (a)                              8,200            465,350
  Digital Islands (a)                        5,000            475,625
  Sun Microsystems Inc. (a)                  9,600            743,400
  VeriSign Inc. (a)                          6,000          1,145,625
  Yahoo! Inc. (a)                            4,577          1,980,411
                                                          -----------
                                                            9,310,186
COMPUTER SOFTWARE -- 10.42%
  Exodus Communications Inc. (a)            17,000          1,509,812
  Legato Systems Inc. (a)                    6,600            454,163
  Microsoft Corporation (a)                 12,000          1,401,000
  RealNetworks Inc. (a)                      1,500            180,469
  Vignette Corporation (a)                   8,900          1,450,700
                                                          -----------
                                                            4,996,144
ELECTRICAL EQUIPMENT -- 0.58%
  Teradyne Inc. (a)                          4,200            277,200
ELECTRONICS -- 9.83%
  Altera Corporation (a)                    11,200            555,100
  Applied Micro Circuits
    Corporation (a)                          7,000            890,750
  Broadcom Corporation (Class A)
    (a)                                      3,400            926,075
  Conexant Systems Inc. (a)                 12,600            836,325
  PMC-Sierra Inc. (a)                        5,600            897,750
  SDL Inc. (a)                               2,800            610,400
                                                          -----------
                                                            4,716,400
ENERGY -- 0.77%
  Calpine Corporation (a)                    5,800            371,200
FINANCE -- 0.39%
  Morgan Stanley Dean Witter &
    Company                                  1,300            185,575
MACHINERY -- 0.24%
  Applied Materials Inc. (a)                   900            114,019

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------   -----------
MANUFACTURING -- 0.83%
  Corning Inc.                               3,100        $   399,706
MEDICAL INSTRUMENTS -- 1.27%
  Affymetrix Inc. (a)                        3,600            610,875
MEDICAL SERVICES -- 0.88%
  Biogen Inc. (a)                            5,000            422,500
MISC. FINANCIAL SERVICES -- 1.97%
  American Express Company                   2,900            482,125
  Citigroup Inc.                             8,300            461,169
                                                          -----------
                                                              943,294
MULTI-LINE INSURANCE -- 0.16%
  American International Group
    Inc.                                       700             75,687
OIL SERVICES -- 2.10%
  BJ Services Company (a)                    5,600            234,150
  Halliburton Company                       13,350            537,337
  Nabors Industries Inc. (a)                 7,700            238,219
                                                          -----------
                                                            1,009,706
PHARMACEUTICALS -- 5.42%
  Abgenix Inc. (a)                           3,400            450,500
  Amgen Inc. (a)                            15,700            942,981
  MedImmune Inc. (a)                         1,300            215,638
  Protein Design Labs Inc. (a)               7,800            546,000
  Warner-Lambert Company                     5,400            442,462
                                                          -----------
                                                            2,597,581
RETAIL -- 5.44%
  Amazon.com Inc. (a)                        5,200            395,850
  Costco Wholesale Corporation (a)             800             73,000
  eBay Inc. (a)                              9,200          1,151,725
  Home Depot Inc.                           10,800            740,475
  Wal-Mart Stores Inc.                       3,600            248,850
                                                          -----------
                                                            2,609,900
TECHNOLOGY -- 2.64%
  Linear Technology Corporation              6,600            472,312
  Texas Instruments Inc.                     1,700            164,688
  Xilinx Inc. (a)                           13,800            627,469
                                                          -----------
                                                            1,264,469
TELECOMMUNICATIONS -- 6.47%
  Efficient Networks Inc. (a)                7,100            482,800
  Global TeleSystems Group Inc.
    (a)                                     13,600            470,900
  Lucent Technologies Inc.                   6,600            493,762
  MCI WorldCom Inc. (a)                      6,150            326,334
  McLeodUSA Inc. (a)                         3,400            200,175
  QUALCOMM Inc. (a)                          2,800            493,150
  Sprint Corporation                         2,600            175,013
  Sycamore Networks Inc. (a)                 1,500            462,000
                                                          -----------
                                                            3,104,134
WIRELESS COMMUNICATIONS -- 5.43%
  Digital Microwave Corporation
    (a)                                     12,000            281,250
  Motorola Inc.                              4,600            677,350
  Nextel Communications Inc.
    (Class A) (a)                            8,600            886,875
  Nokia Corporation (ADR)                    1,950            370,500
  Sprint PCS (a)                             3,800            389,500
                                                          -----------
                                                            2,605,475
                                                          -----------
TOTAL COMMON STOCKS
(IDENTIFIED COST $31,555,938)                              41,611,504
---------------------------------------------------------------------

                         ENTERPRISE ACCUMULATION TRUST
                   MULTI-CAP GROWTH PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------   -----------
COMMERCIAL PAPER -- 14.65%
---------------------------------------------------------------------
    AES Hawaii Inc. 6.60% due
      01/12/00                          $  940,000        $   938,104
    Austra Corporation Asset
      Collateral, 7.07% due
      01/10/00                           1,900,000          1,896,642
    Countrywide Home Loans Inc.
      5.35% due 01/07/00                 1,800,000          1,798,395
    Merrill Lynch & Company Inc.
      5.55% due 01/27/00                 1,400,000          1,394,389
    Textron Inc. 6.90% due
      01/14/00                           1,000,000            997,508
                                                          -----------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $7,025,038)                                7,025,038
---------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.16%
---------------------------------------------------------------------
    State Street Bank & Trust
      Repurchase Agreement, 2.50%
      due 01/03/00
      Collateral: U.S. Treasury
      Note $570,000, 6.25%, due
      06/30/02
      Value $570,098                       554,000            554,000
                                                          -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $554,000)                                    554,000
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $39,134,976)                             $49,190,542
OTHER ASSETS LESS LIABILITIES -- (2.57)%                   (1,230,598)
                                                          -----------
NET ASSETS -- 100%                                        $47,959,944
=====================================================================

(a) Non-income producing security.

(ADR) American Depository Receipt.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                         SMALL COMPANY GROWTH PORTFOLIO

WILLIAM D. WITTER, INC.
NEW YORK, NEW YORK

Investment Management

     William D. Witter, Inc., which has approximately $1.4 billion in assets under management, became manager of the Portfolio on December 1, 1998. Witter's normal investment minimum for a separate account is $1 million.

Investment Objective

     The objective of the Enterprise Small Company Growth Portfolio is to seek capital appreciation.

Investment Strategies

     The Small Company Growth Portfolio invests primarily in common stocks of small capitalization companies with above-average growth characteristics that are reasonably valued. The Portfolio Manager uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-earnings ratio of the stock. Generally, the Portfolio Manager will not buy a stock if its price-earnings ratio exceeds its growth rate. By using this valuation parameter, the Portfolio Manager believes it moderates some of the inherent volatility in the small capitalization sector of the market. Securities will be sold when the Portfolio Manager believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially over-weighted in the Portfolio, or when the company no longer meets expectations. The Portfolio Manager's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.

1999 Performance Review

     In 1999, concentrating on equities of growing companies was a successful strategy. Regardless of capitalization sector, growth securities achieved better results than those of the core or value classifications.

     "At a reasonable price" is subject to a variety of interpretations. Witter defines the phrase as meaning equities whose price/ earnings ratios, based on forward earnings, are less than their projected growth rates. In 1999, this interpretation restrained the results. Many of the best performing equities were Internet-related and others that had limited revenues and no immediate prospects for earnings. In fact, the highest achiever of the equities in the Portfolio was Intranet Solutions, Inc., an exception to Witter's basic approach. The company was founded in 1990 and was originally a systems integration and consulting firm in Eden Prairie, MN. Recently it acquired software that allows information to move directly from a PC to the Internet. This system avoids writing additional code for entry into a server and saves both time and money. The company's revenues are less than $20 million and it is projected to earn $0.12 per share for the March 2000 fiscal year. The stock was purchased between $7.25 and $7.50 per share in August 1999 and ended the year at $37 per share.

     The practice of concentrating on companies with strong financials was a positive contributor. Portfolio turnover was 62 percent in 1999. In view of the volatility that existed, greater transaction activity may have added to the return. Such an approach, however, would have increased long-term capital gains.

     With the exception of the second quarter in which GDP expanded at a 1.8 percent annualized rate, the economy grew at a 4 percent-plus pace. Except for industrial capacity, most components of the economy were being utilized at levels that were expected to increase inflation. In addition, concerns developed that global demand would rise too rapidly. Consequently, interest rates moved higher. For example, the yield on five-year maturity U.S. Treasuries, which started the year at 4.55 percent, was at 6.49 percent on December 31. With the exception of the transportation sector commitments such as Alaska Air, higher borrowing costs had only minor effects on the underlying earnings of the holdings.

     Another significant macro-economic trend during the period was the rise in capital spending with particular emphasis on equipment and software. Following a
15.8 percent increase in these components in 1998, in 1999 these expenditures were estimated to have increased between 12 and 13 percent. Throughout the year, technology (defined broadly) represented the largest single component of the Portfolio. As of December 31, the combination of computer services and software, electronics, and the technology sub-component accounted for 46.5 percent of the Portfolio. In addition to the particularly positive performance of Intranet Solutions, Applied Science & Technology, Cymer Inc., and Exchange Applications produced returns of 224 percent, 214 percent, and 108 percent, respectively.

     Other key contributors to the results were medical device companies such as Cytyc Corp., Candela Corp., and Aurora Biosciences. Less dramatic but meaningful advances were achieved by companies in unrelated areas such as AstroPower, a producer of solar energy products, Charles River Associates, an economic consulting firm, and Ryanair Holdings, a Dublin based discount airline growing at 20 to 25 percent per year.

     Equities that negatively impacted the Portfolio's return included the transportation sector positions, with the exception of Ryanair Holdings, and companies that experienced what Witter believes and hope to be temporary interruptions of their fundamental growth. This group includes Catalytica, Inc., whose North Carolina pharmaceutical production facilities were impacted by Hurricane Floyd. Another example was Theragenics Corporation, whose revenue and earnings momentum was affected by its outsourcing its marketing function to Johnson & Johnson. Other issues whose performance was below average included non-technology companies like On Assignment, Inc., a staffing specialist, whose 18X price/earnings ratio is less than its past and projected earnings growth rate of 20 percent plus. Investors simply had limited interest in this type of holding.

                         GROWTH OF A $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                  SMALL COMAPNY GROWTH                                   LIPPER SMALL CAP GROWTH
                                                        PORTFOLIO              RUSSELL 2000 INDEX*               INDEX**
                                                  --------------------         -------------------       -----------------------
11/30/98                                                10000.00                    10000.00                    10000.00
1998                                                    10920.00                    10619.00                    11003.00
1999                                                    17000.00                    12877.00                    17732.00

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investors returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
           * The Russell 2000 is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. The Lipper Small-Cap Growth Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Small-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

     As the current economic expansion is about to become the longest advance in U.S. history, there appears to be no significant imbalances that may cause a recession. The focus of businesses on productivity improvement has been visible and is projected to continue. Consequently, opportunities for new technology products and services will be present over the near and intermediate terms. The combination of Federal policy and the concerns about inflation by fixed-income investors will regulate economic growth but not destroy it.

     Valuation levels of common stocks have been uneven and are expected to continue to be so. The prospects of rapid growth attract funds and moderate growth attracts only moderate interest.

     Witter shall continue to use 25 percent as a minimum return expectation for all new purchases. While long-term capital appreciation is the Portfolio's goal, in view of the volatility that persists, reductions of successful holdings following sharp price increases may be made.

     Small companies as a class produced good relative performance in the last nine months of the year. The Russell and S&P returns were 26.3 percent and 15.5 percent, respectively. Witter believes this trend may continue and that a larger number of small capitalization issues will participate.

     The views expressed in this report reflect those of the Portfolio Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                         SMALL COMPANY GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

                                    NUMBER OF SHARES OR
     COMMON STOCKS -- 91.28%         PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
AEROSPACE -- 0.78%
  AAR Corporation                           10,150        $   182,066
BUSINESS SERVICES -- 10.52%
  Charles River Associates Inc.
    (a)                                     20,200            676,700
  Labor Ready Inc. (a)                      30,750            372,844
  Maximus Inc. (a)                          23,800            807,712
  Object Design Inc. (a)                    12,000            174,000
  On Assignment Inc. (a)                    14,500            433,188
                                                          -----------
                                                            2,464,444
COMPUTER SERVICES -- 11.50%
  Integral Systems Inc. Maryland
    (a)                                     15,300            675,112
  Kronos Inc. (a)                           11,625            697,500
  Mapinfo Corporation (a)                   24,000            882,000
  National Computer Systems Inc.            11,700            440,213
                                                          -----------
                                                            2,694,825
COMPUTER SOFTWARE -- 14.39%
  Exchange Applications Software
    (a)                                      8,200            458,175
  Intranet Solutions Inc. (a)               11,000            407,000
  Legato Systems Inc. (a)                   13,760            946,860
  Pervasive Software Inc. (a)               33,000            558,937
  Sterling Software Inc. (a)                15,400            485,100
  Timberline Software Corporation           14,600            196,188
  Wind River Systems Inc. (a)                8,700            318,637
                                                          -----------
                                                            3,370,897
ELECTRONICS -- 13.85%
  Applied Science & Technology
    Inc. (a)                                33,100          1,100,058
  Cymer Inc. (a)                            17,900            823,400
  Nanometrics Inc. (a)                      25,700            517,212
  Veeco Instruments Inc. (a)                17,200            805,175
                                                          -----------
                                                            3,245,845
MANUFACTURING -- 7.31%
  Astropower Inc. (a)                       44,140            617,960
  Mueller Industries Inc. (a)                5,940            215,325
  PRI Automation Inc. (a)                   13,100            879,337
                                                          -----------
                                                            1,712,622
MEDICAL INSTRUMENTS -- 11.37%
  Candela Corporation (a)                   44,000            819,500
  Cytyc Corporation (a)                     13,600            830,450
  Staar Surgical Company (a)                22,000            214,500
  Theragenics Corporation (a)               36,080            326,975
  Varian Medical Systems Inc. (a)           15,900            474,019
                                                          -----------
                                                            2,665,444
MEDICAL SERVICES -- 1.86%
  Impath Inc. (a)                           17,100            434,981
SECURITY & INVESTIGATION SERVICES -- 1.24%
  Barringer Technologies Inc. (a)           47,500            290,938
TECHNOLOGY -- 5.84%
  Aurora Bioscience Corporation
    (a)                                     30,200            800,300
  Catalytica Inc. (a)                       41,830            567,319
                                                          -----------
                                                            1,367,619

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------      -----
TRANSPORTATION -- 11.01%
  Alaska Air Group Inc. (a)                 11,200        $   393,400
  Amtran Inc. (a)                           18,500            358,438
  Atlas Air Inc. (a)                        22,240            610,210
  Ryanair Holdings (ADR) (a)                13,335            735,092
  Sea Containers Ltd. (Class A)             18,100            481,912
                                                          -----------
                                                            2,579,052
TRAVEL/ENTERTAINMENT/LEISURE -- 1.61%
  Polaris Industries Inc.                   10,400            377,000
                                                          -----------

TOTAL COMMON STOCKS
(IDENTIFIED COST $16,312,568)                              21,385,733
---------------------------------------------------------------------

U.S. TREASURY BILLS -- 0.85%
---------------------------------------------------------------------
  U.S. Treasury Bill
    4.925% due 01/20/00                 $  200,000            199,480
                                                          -----------

TOTAL U.S. TREASURY BILLS
(IDENTIFIED COST $199,480)                                    199,480
---------------------------------------------------------------------

COMMERCIAL PAPER -- 6.98%
---------------------------------------------------------------------
  Laclede Gas Company
    4.45% due 01/05/00                     339,000            338,832
  Peoples Energy Corporation
    5.10% due 01/04/00                   1,000,000            999,575
  Stellar Funding Group
    6.90% due 01/06/00                     298,000            297,715
                                                          -----------

TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $1,636,122)                                1,636,122
---------------------------------------------------------------------

REPURCHASE AGREEMENT -- 1.44%
---------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement, 2.50%
    due 01/03/00
    Collateral: U.S. Treasury Note
    $340,000, 6.625% due 04/30/02,
    Value $350,212                         337,000            337,000
                                                          -----------

TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $337,000)                                    337,000
---------------------------------------------------------------------

TOTAL INVESTMENTS
(IDENTIFIED COST $18,485,170)                             $23,558,335

OTHER ASSETS LESS LIABILITIES -- (0.55)%                     (129,065)
                                                          -----------
NET ASSETS -- 100%                                        $23,429,270
=====================================================================

(a) Non-income producing security.

(ADR) American Depository Receipt.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                         SMALL COMPANY VALUE PORTFOLIO

GABELLI ASSET MANAGEMENT COMPANY
RYE, NEW YORK

Investment Management

     Gabelli Asset Management Company, which manages approximately $9 billion for institutional clients and whose normal investment minimum is $1 million, became manager of the Portfolio on June 1, 1996.

Investment Objective

     The objective of the Enterprise Small Company Value Portfolio is to seek maximum capital appreciation.

Investment Strategies

     The Small Company Value Portfolio invests primarily in common stocks of small capitalization companies that the Portfolio Manager believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. The Portfolio Manager uses a proprietary research technique to determine which stocks have a market price that is less than the "private market value" or what an investor would pay for the company. The Portfolio Manager then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.

1999 Performance Review

     It was a narrow market, as the NASDAQ zipped up over 80 percent, yet there were near equal returns for the top companies in the S&P 500 and Wilshire 5000. However, investors still had distinct biases. Large-cap stocks represented by the S&P 500 and Dow Jones Industrial Average continued to outperform the small-cap stocks in the Russell 2000, albeit by a smaller margin than in recent years. Growth stocks continued to outpace value stocks. Once again, the majority of stocks appeared to walk through knee high mud, as is reflected in the broad based, non-cap weighted Value Line Composite's -3.7 percent decline. Technology stocks continued to lead the market.

     The Russell 2000 exploded at year-end. Small-cap stocks had substantially underperformed large-caps. This trend is beginning to reverse, partly driven by low valuations.

     The Portfolio's 1999 return includes the excellent performance of telecommunications, cable television and entertainment stocks. It also benefited from a strong rally by small group broadcasters following further deregulation in the broadcast industry. Finally, takeovers continued to add positively to performance.

     For the year, the top Portfolio performers included Omnipoint Corporation, TCI Satellite Entertainment, Inc., Leap Wireless International, Inc., Aerial Communications, Inc., and ValueVision International, Inc. TCI Satellite Entertainment benefited from the Satellite Television Home Viewers Act signed on November 29. The new law allows satellite television companies to include local broadcasters in their services. Aerial Communications and Omnipoint are being bought by Voice Stream Wireless.

                         GROWTH OF A $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                   SMALL COMPANY VALUE                                   LIPPER SMALL CAP VALUE
                                                        PORTFOLIO                 RUSSELL 2000*                  INDEX*
                                                   -------------------            -------------          ----------------------
1989                                                    10000.00                    10000.00                    10000.00
1990                                                     9023.80                     8049.00                     8560.20
1991                                                    13366.30                    11755.60                    11888.80
1992                                                    16239.10                    13919.80                    13992.80
1993                                                    19407.40                    16550.60                    16241.80
1994                                                    19410.70                    16249.40                    16127.10
1995                                                    21794.10                    20870.70                    19579.20
1996                                                    24237.60                    24312.30                    23537.90
1997                                                    34980.40                    29750.90                    30318.90
1998                                                    38342.80                    28989.30                    28284.20
1999                                                    47553.90                    35152.40                    28656.90

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
           * The Russell 2000 is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. The Lipper Small Cap Value Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Small Cap Value Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

     America is the world's undisputed economic heavyweight champion. World class industrial companies have revitalized the manufacturing sector of the economy and American semiconductor, computer and software firms are global leaders in the information age. American ingenuity is creating jobs. Job creation is not without some pain and uncertainty. Inflation is running at around 3 percent and long interest rates are around 6.5 percent.

     Today, this market mechanism allocates capital from "bricks and mortars" to "clicks and mortars." However, as in other periods of time, speculative excesses can end in bubbles that burst. While this time it is different, it is still the same. The U.S. economy and our lives will be forever changed by the Internet. There is no looking back. However, valuations in many companies have overshot their mark. In others, they have been woefully ignored.

     While the overall market has no margin of safety, there are still lots of bargains in the small cap arena. As value managers, Gabelli's application of analytical principles results in a focus on economic and stock market sectors that are ignored. Gabelli will continue to use its research to ferret out undervalued stocks. Gabelli expects to be in front of companies that either are the subject of takeovers or are likely to go through a form of financial engineering.

     The views expressed in this report reflect those of the Portfolio Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                         SMALL COMPANY VALUE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

                                   NUMBER OF SHARES OR
COMMON STOCKS -- 97.68%             PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
ADVERTISING -- 1.39%
  Ackerley Group Inc.                     330,000        $  5,981,250
  BOWLIN Outdoor Advertising &
    Travel Centers Inc. (a)                66,000             346,500
                                                         ------------
                                                            6,327,750
AEROSPACE -- 4.69%
  AAR Corporation                          30,000             538,125
  Ametek Inc.                             100,000           1,906,250
  Curtiss-Wright Corporation               90,000           3,318,750
  GenCorp Inc.                            210,000           2,073,750
  Kaman Corporation (Class A)             112,000           1,442,000
  Moog Inc. (Class A) (a)                  40,000           1,080,000
  Sequa Corporation (Class A) (a)          70,000           3,775,625
  Sequa Corporation (Class B) (a)          40,500           2,430,000
  SPS Technologies Inc. (a)               150,000           4,790,625
                                                         ------------
                                                           21,355,125
APPAREL & TEXTILES -- 0.22%
  Carlyle Industries Inc. (a)             200,259             125,162
  Hartmarx Corporation (a)                220,000             893,750
                                                         ------------
                                                            1,018,912
AUTOMOTIVE -- 7.16%
  A. O. Smith Corporation                  12,000             262,500
  A. O. Smith Corporation (Class
    A)                                      4,000              83,000
  Arvin Industries Inc.                    48,000           1,362,000
  Borg-Warner Automotive Inc.              35,000           1,417,500
  Clarcor Inc.                            230,000           4,140,000
  Earl Scheib Inc. (a)                    225,000             660,937
  Federal-Mogul Corporation                60,000           1,207,500
  Lund International Holdings
    Inc. (a)                               25,000             146,875
  Midas Inc.                               44,000             962,500
  Modine Manufacturing Company            265,000           6,625,000
  Navistar International
    Corporation (a)                        70,000           3,316,250
  Standard Motor Products Inc.            260,000           4,192,500
  Superior Industries
    International Inc.                    108,000           2,895,750
  Tenneco Automotive Inc.                 150,000           1,396,875
  Wynns International Inc.                280,000           3,955,000
                                                         ------------
                                                           32,624,187
BROADCASTING -- 10.13%
  Chris-Craft Industries Inc. (a)         161,000          11,612,125
  Echostar Communications
    Corporation (Class A) (a)              38,000           3,705,000
  Fisher Companies Inc.                    28,000           1,729,000
  Granite Broadcasting
    Corporation (a)                       150,000           1,518,750
  Gray Communications Systems
    Inc.                                   86,000           1,521,125
  Gray Communications Systems
    Inc. (Class B)                        165,000           2,227,500
  Paxson Communications
    Corporation (a)                       215,000           2,566,562
  United Television Inc.                   69,500           9,417,250
  UnitedGlobalCom Inc. (a)                105,000           7,415,625
  USA Networks Inc. (a)                    80,000           4,420,000
                                                         ------------
                                                           46,132,937
BUILDING & CONSTRUCTION -- 0.21%
  Core Materials Corporation (a)           50,000             115,625
  Huttig Building Products Inc.
    (a)                                    14,444              71,319
  Salem Communications
    Corporation (a)                        35,000             791,875
                                                         ------------
                                                              978,819
BUSINESS SERVICES -- 0.16%
  MDC Corporation (Class A) (a)            30,000             251,250
  Nashua Corporation (a)                   25,000             187,500
  National Processing Inc. (a)             32,000             284,000
                                                         ------------
                                                              722,750

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
CABLE -- 6.21%
  Cablevision Systems Corporation
    (Class A) (a)                         218,000        $ 16,459,000
  Rogers Communications Inc.
    (Class B) (a)                         390,000           9,652,500
  TCI Satellite Entertainment
    Inc. (Class A) (a)                    135,000           2,160,000
                                                         ------------
                                                           28,271,500
CHEMICALS -- 1.85%
  Bush Boake Allen Inc.                    23,000             564,937
  Church & Dwight Company Inc.             82,000           2,188,375
  Ferro Corporation                        82,000           1,804,000
  OMNOVA Solutions Inc.                   210,000           1,627,500
  Sybron Chemicals Inc. (a)               190,000           2,232,500
                                                         ------------
                                                            8,417,312
COMPUTER HARDWARE -- 0.00%
  Cerion Technologies Inc. (a)
    (d)                                    90,000                   0
COMPUTER SERVICES -- 0.20%
  Tyler Technologies Inc. (a)             170,000             935,000
COMPUTER SOFTWARE -- 0.13%
  Xionics Document Technologies
    Inc. (a)                               55,000             574,063
CONSUMER DURABLES -- 0.64%
  Hussmann International Inc.             120,000           1,807,500
  Noel Group Units (a)(f)                 135,000              54,000
  Noel Liquidating Trust Units
    (a)(f)                                135,000              94,500
  Oneida Ltd.                              44,000             957,000
                                                         ------------
                                                            2,913,000
CONSUMER PRODUCTS -- 0.14%
  ARC International Corporation
    (a)                                    30,000              22,500
  Mikasa Inc.                              62,000             623,875
                                                         ------------
                                                              646,375
CONSUMER SERVICES -- 0.51%
  Berlitz International Inc. (a)           69,000           1,185,937
  ITT Educational Services Inc.
    (a)                                    75,000           1,157,813
                                                         ------------
                                                            2,343,750
ELECTRICAL EQUIPMENT -- 2.49%
  Ampco-Pittsburgh Corporation            130,000           1,316,250
  Oak Technology Inc. (a)                 400,000           3,775,000
  SL Industries Inc.                       58,000             674,250
  Thomas Industries Inc.                  220,000           4,496,250
  UCAR International Inc. (a)              60,000           1,068,750
                                                         ------------
                                                           11,330,500
ELECTRONICS -- 1.52%
  CTS Corporation                          45,000           3,391,875
  Power-One Inc. (a)                        7,000             320,687
  Watkins-Johnson Company                  80,000           3,200,000
                                                         ------------
                                                            6,912,562
ENERGY -- 0.36%
  Kaneb Services Inc. (a)                 180,000             787,500
  Yankee Energy Systems Inc.               20,000             878,750
                                                         ------------
                                                            1,666,250

                         ENTERPRISE ACCUMULATION TRUST
                  SMALL COMPANY VALUE PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
ENTERTAINMENT & LEISURE -- 5.87%
  Ascent Entertainment Group Inc.
    (a)                                   170,000        $  2,156,875
  Bull Run Corporation (a)                150,000             881,250
  Churchill Downs Inc.                     35,000             789,688
  Gaylord Entertainment Company           269,701           8,074,174
  GC Companies Inc. (a)                   195,000           5,045,625
  Hearst-Argyle Television Inc.
    (a)                                    35,000             931,875
  Jackpot Enterprises Inc. (a)            205,000           1,704,062
  Sinclair Broadcast Group Inc.
    (a)                                    50,000             610,156
  TV Guide Inc. (Class A) (a)             152,000           6,536,000
                                                         ------------
                                                           26,729,705
FINANCE -- 0.76%
  Advest Group Inc.                        20,000             367,500
  Century Business Services Inc.
    (a)                                    15,000             126,563
  Pioneer Group Inc. (a)                  190,000           2,992,500
                                                         ------------
                                                            3,486,563
FOOD & BEVERAGES & TOBACCO -- 4.13%
  Ben & Jerry's Homemade Inc. (a)          12,000             298,500
  Buenos Aires Embotelladora
    (ADR) (a) (d)                          40,227                   0
  Celestial Seasonings Inc. (a)           250,000           4,652,344
  Eskimo Pie Corporation                   20,000             147,500
  General Cigar Holdings Inc.
    (Class A) (a)                         300,000           2,493,750
  General Cigar Holdings Inc.
    (Class B) (a)                         190,000           1,520,000
  Ingles Markets Inc. (Class A)            90,000           1,001,250
  PepsiAmericas Inc. (a)                  160,000             600,000
  Ralcorp Holdings Inc. (a)                75,000           1,495,313
  Robert Mondavi Corporation
    (Class A) (a)                          20,000             695,000
  Tootsie Roll Industries Inc.             97,850           3,222,934
  Whitman Corporation                     200,000           2,687,500
                                                         ------------
                                                           18,814,091
HOTELS & RESTAURANTS -- 1.97%
  Advantica Restaurant Group Inc.
    (a)                                    60,000             105,000
  Aztar Corporation (a)                   530,000           5,763,750
  Boca Resorts Inc. (a)                   120,000           1,170,000
  Extended Stay America Inc. (a)           40,000             305,000
  Lakes Gaming Inc. (a)                    35,000             277,812
  Park Place Entertainment
    Corporation (a)                        30,000             375,000
  Trump Hotels & Casino Resorts
    Inc. (a)                              285,000             961,875
                                                         ------------
                                                            8,958,437
INSURANCE -- 2.53%
  Argonaut Group Inc.                     110,000           2,186,250
  Danielson Holding Corporation
    (a)                                    60,000             345,000
  Liberty Corporation                     140,000           5,906,250
  Midland Company                         148,000           3,071,000
                                                         ------------
                                                           11,508,500

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
MACHINERY -- 4.43%
  Baldwin Technology Company Inc.
    (Class A) (a)                         165,000        $    350,625
  Commercial Intertech
    Corporation                            60,000             765,000
  Fairchild Corporation (Class A)
    (a)                                   170,000           1,540,625
  Flowserve Corporation                   155,000           2,635,000
  Franklin Electric Company Inc.           16,500           1,158,094
  Idex Corporation                        110,000           3,341,250
  Katy Industries Inc.                    160,000           1,390,000
  Kollmorgen Corporation                  140,000           1,723,750
  Nortek Inc. (a)                         120,000           3,360,000
  Paxar Corporation (a)                   180,000           1,518,750
  Standex International
    Corporation                            20,000             418,750
  Tennant Company                          10,000             327,500
  Watts Industries Inc. (Class A)         112,000           1,652,000
                                                         ------------
                                                           20,181,344
MANUFACTURING -- 4.66%
  Aviall Inc. (a)                          90,000             736,875
  Barnes Group Inc.                        55,000             897,188
  Belden Inc.                              55,000           1,155,000
  Bway Corporation (a)                      8,000              49,000
  Crane Company                            65,000           1,291,875
  Cuno Inc. (a)                           100,000           2,070,312
  Dexter Corporation                       25,000             993,750
  Fedders Corporation (Class A)           380,000           1,947,500
  Fedders USA Inc.                        100,000             550,000
  Graco Inc.                               40,000           1,435,000
  Industrial Distribution Group
    Inc. (a)                               35,000             113,750
  Mark IV Industries Inc.                 160,000           2,830,000
  Material Sciences Corporation
    (a)                                   138,000           1,405,875
  Myers Industries Inc.                    60,000             945,000
  Oil Dri Corporation of America          123,000           1,768,125
  Park Ohio Holdings Corporation
    (a)                                   155,000           1,530,625
  Rawlings Sporting Goods Company
    Inc. (a)                               70,500             423,000
  Strattec Security Corporation
    (a)                                    33,000           1,068,375
                                                         ------------
                                                           21,211,250
MEDICAL SERVICES -- 0.13%
  CIRCOR International Inc. (a)            60,000             618,750
METALS & MINING -- 0.61%
  Homestake Mining Company                 35,000             273,438
  TVX Gold Inc. (a)                       970,000             788,125
  WHX Corporation (a)                     190,000           1,710,000
                                                         ------------
                                                            2,771,563
MISC. FINANCIAL SERVICES -- 0.15%
  Data Broadcasting Corporation
    (a)                                    85,000             701,250
NEUTRACEUTICALS -- 0.19%
  Omni Nutraceuticals Inc.                 15,000              16,875
  Weider Nutrition International
    Inc.                                  225,000             829,688
                                                         ------------
                                                              846,563
PAPER PRODUCTS -- 0.59%
  Greif Brothers Corporation
    (Class A)                              90,000           2,677,500
PHARMACEUTICALS -- 3.71%
  Agribrands International Inc.
    (a)                                    15,000             690,000
  Carter-Wallace Inc.                     285,000           5,112,187
  Ivax Corporation (a)                    380,000           9,785,000
  Twinlab Corporation (a)                 165,000           1,309,688
                                                         ------------
                                                           16,896,875

                         ENTERPRISE ACCUMULATION TRUST
                  SMALL COMPANY VALUE PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
  A.H. Belo Corporation (Class A)          40,000        $    762,500
  Lee Enterprises Inc.                     66,000           2,107,875
  McClatchy Company (Class A)              90,000           3,892,500
  Media General Inc. (Class A)            170,000           8,840,000
  Meredith Corporation                     40,000           1,667,500
  Penton Media Inc.                       105,000           2,520,000
  Pulitzer Inc.                            58,000           2,338,125
  Thomas Nelson Inc.                       40,000             370,000
  Topps Company Inc. (a)                  200,000           2,075,000
                                                         ------------
                                                           24,573,500
REAL ESTATE -- 0.97%
  Catellus Development
    Corporation (a)                       245,000           3,139,062
  Griffin Land & Nurseries Inc.
    (a)                                   110,000           1,265,000
                                                         ------------
                                                            4,404,062
RETAIL -- 2.69%
  Burlington Coat Factory
    Warehouse Corporation                 125,000           1,734,375
  Coldwater Creek Inc. (a)                 40,000             820,000
  Lillian Vernon Corporation              330,000           3,671,250
  Neiman-Marcus Group Inc. (Class
    A)                                    200,000           5,587,500
  Phar Mor Inc. (a)                        75,000             206,250
  Sports Authority Inc. (a)               115,000             230,000
                                                         ------------
                                                           12,249,375
SECURITY & INVESTIGATION SERVICES -- 2.39%
  Burns International Services
    Corporation (a)                       135,000           1,459,688
  Pittway Corporation (Class A)            75,000           3,360,937
  Rollins Inc.                            364,000           5,460,000
  Wackenhut Corporation (Class A)
    (a)                                    40,000             597,500
                                                         ------------
                                                           10,878,125
TELECOMMUNICATIONS -- 10.75%
  Aerial Communications Inc. (a)           73,000           4,443,875
  Associated Group Inc. (Class A)
    (a)                                    76,000           6,935,000
  Atlantic Tele-Network Inc.               15,000             137,813
  Commonwealth Telephone
    Enterprises Inc. (a)                   26,077           1,378,821
  Commonwealth Telephone
    Enterprises Inc. (Class B)
    (a)                                    59,633           3,413,989
  Communications Systems Inc.              62,000             806,000
  COMSAT Corporation                       60,000           1,192,500
  CoreComm Ltd. (a)                       150,000           8,906,250
  GST Telecommunications Inc. (a)         165,000           1,495,313
  Hector Communications
    Corporation (a)                         8,000             112,000
  Omnipoint Corporation (a)                32,000           3,860,000
  RCN Corporation (a)                      75,000           3,637,500
  Rogers Cantel Mobile
    Communications Inc. (Class B)
    (a)                                    47,000           1,709,625
  Telephone and Data Systems Inc.          81,000          10,206,000
  Teligent Inc. (Class A) (a)              12,000             741,000
                                                         ------------
                                                           48,975,686

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
TRANSPORTATION -- 1.65%
  GATX Corporation                        209,000        $  7,053,750
  TransPro Inc.                            70,000             450,625
                                                         ------------
                                                            7,504,375
UTILITIES -- 3.45%
  AGL Resources Inc.                       15,000             255,000
  Aquarion Company                        100,000           3,700,000
  Citizens Utilities Company
    (Class B) (a)                         400,000           5,675,000
  Eastern Enterprises                      60,000           3,446,250
  WICOR, Inc.                              90,000           2,626,875
                                                         ------------
                                                           15,703,125
WASTE MANAGEMENT -- 0.02%
  EnviroSource Inc. (a)                   150,000             115,500
WIRELESS COMMUNICATIONS -- 2.63%
  Allen Telecom Inc. (a)                   75,500             872,969
  Price Communications
    Corporation (a)                       400,000          11,125,000
                                                         ------------
                                                           11,997,969
                                                         ------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $352,894,016)                            444,974,900
---------------------------------------------------------------------
U.S. TREASURY BILL -- 0.41%
---------------------------------------------------------------------
    U.S. Treasury Bill     5.16%
    due 01/20/00                       $1,870,000           1,864,907
                                                         ------------
TOTAL U.S. TREASURY BILL
(IDENTIFIED COST $1,864,907)                                1,864,907
---------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.88%
---------------------------------------------------------------------
    State Street Bank & Trust
      Repurchase Agreement, 2.50%
      due 01/03/00
      Collateral: U.S. Treasury Note
      $4,070,000 6.25%, due 02/15/07
      Value $4,196,607                  4,018,000           4,018,000
                                                         ------------

TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $4,018,000)                                4,018,000
---------------------------------------------------------------------

TOTAL INVESTMENTS
(IDENTIFIED COST $358,776,923)                           $450,857,807
OTHER ASSETS LESS LIABILITIES -- 1.03%                      4,704,892
                                                         ------------
NET ASSETS -- 100%                                       $455,562,699
=====================================================================

(a) Non-income producing security.
(d) Security is fair valued at December 31, 1999.
(f) Restricted securities as to resale. The value of the Portfolio's investments in restricted securities was $148,500, representing 0.03% of net assets at December 31, 1999.
(ADR) American Depository Receipt.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                                GROWTH PORTFOLIO

MONTAG & CALDWELL, INC.
ATLANTA, GEORGIA

Investment Management

     Montag & Caldwell has served as Portfolio Manager to the Enterprise Growth Portfolio since the Portfolio was organized on December 1, 1998. Montag & Caldwell manages approximately $35 billion for institutional clients, and its normal investment minimum is $40 million.

Investment Objective

     The objective of the Enterprise Growth Portfolio is to seek capital appreciation.

Investment Strategies

     The Growth Portfolio invests primarily in U.S. common stocks. The "Growth at a Reasonable Price" strategy employed by the Portfolio combines growth and value style investing. This means that the Portfolio invests in the stocks of companies with long-term earnings potential but which are currently selling at a discount to their estimated long-term value. The Portfolio's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion that makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies.

1999 Performance Review

     Due to strength in the Portfolio's technology holdings and certain consumer and financial issues, 1999 was another good year for the Enterprise Growth Portfolio. Montag attributes the Portfolio's performance to the strength in the Portfolio's technology holdings offsetting weakness in certain consumer and health care issues.

     While the S&P 500 and other market-weighted indices made considerable progress in 1999, many stocks showed little change or actually declined in price. The year's stock market advance was extremely narrow, dominated almost exclusively by the technology sector. Montag thinks the weakness in the broader market is related to the increase in both short and long-term interest rates. Higher interest rates increase the costs of borrowing for consumers and businesses and reduce the attractiveness of stocks versus higher yielding bonds.

                         GROWTH OF A $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                                              LEHMAN HIGH-YIELD BB       LIPPER HIGH-YIELD BOND
                                                HIGH-YIELD BOND PORTFOLIO          BOND INDEX*                 FUND INDEX*
                                                -------------------------     --------------------       ----------------------
11/30/94                                                  10000                       10000                       10000
1994                                                      10111                       10079                       10025
1995                                                      11788                       12280                       11767
1996                                                      13314                       13376                       13296
1997                                                      15096                       15066                       15047
1998                                                      15639                       15955                       15035
1999                                                      16243                       16254                       15753

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
           * The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Large Cap Growth Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

     While many technology stocks are now richly valued, Montag believes there are still selective opportunities in technology. Global industry conditions remain robust, and the build-out of the Internet is increasing the demand for technology goods and services.

     As it becomes more evident to investors that the Federal Reserve will be successful at engineering a soft landing for the U.S. economy, the broader market may begin to improve. Bond yields may then stabilize and drift somewhat lower as the economy slows; and investors may become increasingly confident that corporate profits can keep growing since a recession-induced decline in profits may not be needed to keep inflation in check. Because the Federal Reserve is operating in a preemptive fashion, Montag believes the Fed will be successful in achieving sustained economic growth with low inflation and, as a result, the stock market may begin to broaden out while it continues toward higher levels.

     In addition to selective technology issues, Montag continues to view the shares of global, consumer growth companies as quite attractive. With the triumph of capitalism, the longer-term opportunities for these high quality companies may be enormous. Now that consumers overseas are benefiting from the pickup in world trade, the intermediate-term outlook is also quite good. Montag expects research-driven pharmaceutical and medical device companies to perform better in 2000 because their shares may represent excellent value and offer strong double-digit earnings growth prospects. Well-positioned consumer-oriented companies with a global opportunity, but more dependent on the U.S. economy, may also do well as it becomes more evident that a soft economic landing has been achieved.

     Although Montag's long-term outlook for bonds is positive, Montag anticipates that short-term anxiety over further Federal Reserve action and concern about the strength of holiday retail spending will cause interest rates to increase temporarily. With real GDP continuing to increase at a strong rate, many market participants expect the Fed to increase short-term interest rates at their February meeting. Inflation continues to be contained despite tight labor markets and strength in global economies. Montag expects that the combination of preemptive actions by the Fed and continued tame inflation may lead to a soft landing that will allow interest rates to drift lower over the long-term.

     The views expressed in this report reflect those of the Portfolio Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                                GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

                                   NUMBER OF SHARES OR
     COMMON STOCKS -- 97.05%        PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
BANKING -- 1.75%
  Wells Fargo & Company                    100,000       $  4,043,750
BUSINESS SERVICES -- 2.25%
  Interpublic Group of Companies
    Inc.                                    90,000          5,191,875
COMPUTER HARDWARE -- 10.20%
  Dell Computer Corporation (a)             75,300          3,840,300
  EMC Corporation (a)                       46,400          5,069,200
  Hewlett-Packard Company                   80,000          9,115,000
  Intel Corporation                         67,000          5,514,938
                                                         ------------
                                                           23,539,438
COMPUTER SERVICES -- 5.28%
  Electronic Data Systems
    Corporation                            126,100          8,440,819
  Solectron Corporation (a)                 39,400          3,747,925
                                                         ------------
                                                           12,188,744
COMPUTER SOFTWARE -- 11.01%
  Electronic Arts Inc. (a)                  70,000          5,880,000
  Microsoft Corporation (a)                 80,000          9,340,000
  Oracle Corporation (a)                    90,900         10,186,481
                                                         ------------
                                                           25,406,481
CONSUMER PRODUCTS -- 9.46%
  Gillette Company                         240,000          9,885,000
  Newell Rubbermaid Inc.                   130,000          3,770,000
  Procter & Gamble Company                  74,500          8,162,406
                                                         ------------
                                                           21,817,406
ELECTRICAL EQUIPMENT -- 2.40%
  General Electric Company                  35,800          5,540,050
ENTERTAINMENT & LEISURE -- 1.66%
  Carnival Corporation                      80,000          3,825,000
FOOD & BEVERAGES & TOBACCO -- 7.39%
  Bestfoods                                 80,000          4,205,000
  Coca-Cola Company                        160,000          9,320,000
  PepsiCo Inc.                             100,000          3,525,000
                                                         ------------
                                                           17,050,000
HEALTH CARE -- 2.32%
  Medtronic Inc.                           146,900          5,352,669
HOTELS & RESTAURANTS -- 6.31%
  Marriott International Inc.
    (Class A)                              180,000          5,681,250
  McDonald's Corporation                   220,000          8,868,750
                                                         ------------
                                                           14,550,000
MEDICAL INSTRUMENTS -- 2.18%
  Boston Scientific Corporation
    (a)                                    230,000          5,031,250

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------      -----
MISC. FINANCIAL SERVICES -- 2.38%
  American Express Company                  33,000       $  5,486,250
MULTI-LINE INSURANCE -- 2.58%
  American International Group
    Inc.                                    55,000          5,946,875
PHARMACEUTICALS -- 11.93%
  Bristol-Myers Squibb Company              93,400          5,995,112
  Johnson & Johnson                         75,800          7,058,875
  Pfizer Inc.                              290,000          9,406,875
  Schering-Plough Corporation              120,000          5,062,500
                                                         ------------
                                                           27,523,362
RETAIL -- 10.85%
  Circuit City Stores Inc.                  80,500          3,627,531
  Costco Wholesale Corporation
    (a)                                     47,700          4,352,625
  Gap Inc.                                 129,200          5,943,200
  Home Depot Inc.                          162,000         11,107,125
                                                         ------------
                                                           25,030,481
TELECOMMUNICATIONS -- 7.10%
  MCI WorldCom Inc. (a)                    180,000          9,551,250
  Tellabs Inc. (a)                         106,600          6,842,388
                                                         ------------
                                                           16,393,638
                                                         ------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $200,038,488)                            223,917,269
---------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.96%
---------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement, 2.50%
    due 01/03/00
    Collateral: U.S. Treasury
    Note $11,335,000, 7.50% due
    11/15/01
    Value $11,784,819                  $11,444,000         11,444,000
                                                         ------------

TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $11,444,000)                              11,444,000
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $211,482,488)                           $235,361,269
OTHER ASSETS LESS LIABILITIES -- (2.01)%                   (4,641,740)
                                                         ------------
NET ASSETS -- 100%                                       $230,719,529
=====================================================================

(a) Non-income producing security.

(ADR) American Depository Receipt.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                         CAPITAL APPRECIATION PORTFOLIO

MARSICO CAPITAL MANAGEMENT, LLC
DENVER, COLORADO

Investment Management

     Marsico Capital Management, LLC became Portfolio Manager to the Enterprise Capital Appreciation Portfolio on November 1, 1999. Marsico manages approximately $14 billion for institutional clients and its usual investment minimum is $100 million.

Investment Objective

     The objective of the Enterprise Capital Appreciation Portfolio is to seek maximum capital appreciation.

Investment Strategies

     The Capital Appreciation Portfolio's investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The Portfolio Manager's investment approach emphasizes large capitalization U.S. companies that, in the Portfolio Manager's opinion, have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social, and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment, and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

     Stock selection stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamentals (e.g., margins, Return on Equity, Return on Assets), strong balance sheets, global distribution capabilities and management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, forced displacement (i.e., a better investment idea surfaces), or a permanent change in industry/company fundamentals that alters the original investment thesis.

1999 Performance Review

     Marsico began managing the Portfolio on November 1, 1999. The previous manager -- Provident Investment Counsel -- was responsible for the Portfolio during the remainder of the year.

     U.S. stocks finished 1999 on a strong note, with many market indexes (e.g., NASDAQ Composite, Russell 1000 Growth, S&P 500, Russell 2000, Russell 2000 Growth) producing double-digit returns in the fourth quarter. Technology-related stocks continued to post remarkable gains; the NASDAQ surged by 22 percent in the month of December alone -- more than the S&P 500's gain for the entire year. For 1999 as a whole, the NASDAQ rose nearly 87 percent. During the last 60 trading days of 1999, according to Hewitt Associates, the NASDAQ Composite rose by a stunning 51.5 percent. The IPO market remained buoyant; over 150 IPOs were priced in the U.S. during the fourth quarter; 62 finished the quarter up at least 100 percent from their subscription prices.

     Bonds, meanwhile, went in the other direction. The Federal Open Market Committee ("FOMC") followed rate increases in the second and third quarters with one further tightening move in November, unwinding the 0.75 percent "easing" that took place in late-1998 subsequent to the Russian ruble devaluation. Although the Federal Reserve did not raise rates or formally change its interest rate policy at its December meeting, the FOMC's post-meeting press release seemed to hint that tighter monetary policy would be a distinct possibility in 2000. Bond yields rose sharply during the fourth quarter. Fixed-income returns in 1999 were the weakest since 1994.

     During the fourth quarter, every sector in the S&P 500 Index produced a positive return. However, six sectors -- including utilities, health care, energy, and transportation -- had relatively weak returns (compared to the overall Index) ranging from less than 1 percent to 5 percent. Technology (34 percent), business equipment (23 percent), retail (22 percent), and consumer services

(19 percent) were the strongest-performing areas during the quarter. Beginning November 1999, the Portfolio was well-represented in the technology sector through a diverse array of high quality companies such as QUALCOMM, Inc., EMC Corporation, Cisco Systems, Inc., and Sun Microsystems., Inc., many of which produced strong gains in the fourth quarter. However, there also were a variety of positive contributors to performance outside the technology area for the Portfolio during the quarter including Genentech, Inc., General Electric Company, Tiffany & Company, and UAL Corporation.

                         GROWTH OF A $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                  CAPITAL APPRECIATION        S&P 500 BARRA/GROWTH       LIPPER MULTI-CAP GROWTH
                                                        PORTFOLIO                    INDEX*                      INDEX*
                                                  --------------------        --------------------       -----------------------
11/30/98                                                10000.00                    10000.00                    10000.00
1998                                                    11140.00                    10761.00                    11101.60
1999                                                    17300.00                    13799.90                    16247.60

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
           * The S&P 500/Barra Growth Index is an unmanaged capitalization weighted index composed of stocks of the S&P 500 with high price-to-book ratios relative to the S&P 500 as a whole. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Multi-Cap Growth Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Multi-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

     Marsico's overall market outlook, which incorporates macroeconomic data, sector/industry factors, and individual company analysis, on balance remains positive. Several factors may help create an overall favorable backdrop for equity investing. These include productivity gains associated with technological advancements, a strong U.S. consumer, Federal budget surpluses, and expected escalation of free trade. While interest rates have risen recently, Marsico believes that the U.S. is in a secular lower interest rate environment. One key aspect underlying Marsico's market outlook is that Marsico believes inflation should remain low and that the "spread" between inflation and interest rates (as measured by the 30-year Treasury bond) is well above the historical norm. That is, real interest rates, in Marsico's opinion, appear relatively high. Assuming inflation remains at or near its present level, Marsico expects interest rates may decline over time, which may be a plus for growth-oriented stocks. In the interim, Marsico anticipates that market volatility will continue. In 1999, 35 percent of the trading days resulted in a price change of 1 percent or more in the S&P 500 Index, while 9 percent of the trading days had price changes of 2 percent or more in the Index.

     Marsico has taken a variety of steps to ensure that the Portfolio is prudently allocated both across and within a variety of economic sectors and industries. Marsico believes that stock selection, which was important in 1999, will be even more critical in 2000. It is important to emphasize that Marsico will continue to focus on finding value in a number of areas in the stock market including select technology, retail, health care and financial services companies. While the Portfolio's aggregate position in technology is significant, Marsico believes the individual holdings are well diversified across a group of high quality, proven companies including telecommunications equipment/services, networking, hardware, software, and data storage. In the event that Marsico becomes concerned about specific valuations with the companies owned in the Portfolio, Marsico would not hesitate to trim or sell the positions outright.

     The views expressed in this report reflect those of the Portfolio Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                         CAPITAL APPRECIATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

                                    NUMBER OF SHARES OR
     COMMON STOCKS -- 85.50%         PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
ADVERTISING -- 1.14%
  Omnicom Group Inc.                         3,782        $   378,200
BROADCASTING -- 2.18%
  Clear Channel
    Communications Inc. (a)                  8,112            723,996
CABLE -- 0.95%
  Mediaone Group Inc. (a)                    4,102            315,085
CHEMICALS -- 0.75%
  Du Pont (E. I.) de Nemours &
    Company                                  3,762            247,822
COMMUNICATIONS -- 2.51%
  3Com Corporation (a)                      17,667            830,349
COMPUTER HARDWARE -- 14.95%
  Cisco Systems Inc. (a)                    18,580          1,990,382
  Dell Computer Corporation (a)             27,821          1,418,871
  EMC Corporation (a)                       14,122          1,542,829
                                                          -----------
                                                            4,952,082
COMPUTER SERVICES -- 4.44%
  America Online Inc. (a)                   15,391          1,161,059
  Sun Microsystems Inc. (a)                  4,000            309,750
                                                          -----------
                                                            1,470,809
COMPUTER SOFTWARE -- 3.21%
  Oracle Corporation (a)                     1,826            204,626
  Veritas Software Corporation (a)           6,000            858,750
                                                          -----------
                                                            1,063,376
ELECTRICAL EQUIPMENT -- 4.43%
  General Electric Company                   9,477          1,466,566
ELECTRONICS -- 0.66%
  Sony Corp. (ADR)                             766            218,118
FINANCE -- 2.34%
  Morgan Stanley Dean Witter &
    Company                                  5,428            774,847
HOTELS & RESTAURANTS -- 1.74%
  Four Seasons Hotels Inc.                  10,849            577,709
MISC. FINANCIAL SERVICES -- 5.42%
  Citigroup Inc.                            21,959          1,220,097
  Federal National Mortgage
    Association                              9,196            574,175
                                                          -----------
                                                            1,794,272
PHARMACEUTICALS -- 5.07%
  Genentech Inc. (a)                        12,500          1,681,250
RETAIL -- 2.02%
  Tiffany & Company                          7,500            669,375
TECHNOLOGY -- 2.56%
  Texas Instruments Inc.                     8,774            849,981
TELECOMMUNICATIONS -- 24.61%
  Ciena Corporation (a)                      5,541            318,608
  General Motors Corporation
    (Class H) (a)                            6,964            668,544
  JDS Uniphase Corporation (a)               7,196          1,160,805
  Lucent Technologies Inc.                  10,427            780,070
  MCI WorldCom Inc. (a)                     24,491          1,299,527
  McLeodUSA Inc. (a)                         5,000            294,375
  Nortel Networks Corporation               14,716          1,486,316
  QUALCOMM Inc. (a)                         12,172          2,143,793
                                                          -----------
                                                            8,152,038

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------      -----
TRANSPORTATION -- 3.17%
  AMR Corporation (a)                        4,348        $   291,316
  UAL Corporation (a)                        9,805            760,500
                                                          -----------
                                                            1,051,816
TRAVEL/ENTERTAINMENT/LEISURE -- 0.07%
  Royal Caribbean Cruises Ltd                  442             21,796
WIRELESS COMMUNICATIONS -- 3.28%
  Sprint PCS (a)                            10,604          1,086,910
                                                          -----------
TOTAL COMMON STOCKS
(IDENTIFIED COST $22,740,983)                              28,326,397
---------------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES -- 11.17%
---------------------------------------------------------------------
  Federal Home Loan Bank
    Consolidated Discount Note,
    1.35% due 01/03/00                  $3,700,000          3,699,723
                                                          -----------
TOTAL SHORT-TERM GOVERNMENT
  SECURITIES
(IDENTIFIED COST $3,699,722)                                3,699,723
---------------------------------------------------------------------

REPURCHASE AGREEMENT -- 3.77%
---------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement, 2.50%
    due 01/03/00
    Collateral: U.S. Treasury Note
    $1,265,000, 6.25%, due
    02/15/07
    Value $1,304,351                     1,249,000          1,249,000
                                                          -----------

TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $1,249,000)                                1,249,000
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $27,689,705)                             $33,275,120
OTHER ASSETS LESS LIABILITIES -- (0.44)%                     (146,285)
                                                          -----------
NET ASSETS -- 100%                                        $33,128,835
=====================================================================

(a) Non-income producing security.

(ADR) American Depository Receipt.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                                EQUITY PORTFOLIO

TCW INVESTMENT MANAGEMENT COMPANY
LOS ANGELES, CALIFORNIA

Investment Management

     TCW Investment Management Company (previously known as TCW Portfolios Management, Inc.) became Portfolio Manager to the Enterprise Equity Portfolio on November 1, 1999. TCW manages approximately $57 billion for institutional clients, and its normal investment minimum is $100 million.

Investment Objective

     The objective of the Enterprise Equity Portfolio is long-term capital appreciation.

Investment Strategies

     Using a bottom-up investment approach, TCW invests in large and medium capitalization companies that have a long record of successful operations in their core business. Looking for companies with a dominant position in a niche business (e.g. technology, production and distribution), TCW also considers the financial quality of the company. Prime candidates have sound financial fundamentals and management that is committed to shareholder interests.

1999 Performance Review

     The U. S. stock market continued to advance strongly in 1999. The S&P 500 Index rose 21.0 percent, returning more than 20 percent for a record fifth consecutive year. Even as the popular indexes kept hitting new highs, however, the U. S. market was characterized by two contradictory trends: the rapid escalation of technology stocks, especially those associated with the Internet and e-commerce, and the only modest gains or even price declines for many stocks in other industry sectors. More than half the stocks on the New York Stock Exchange actually declined in price during the year. The Russell 1000 Value Index, a widely followed large-cap value benchmark, rose a relatively modest 6.7 percent in 1999, even though many of the companies in the index continued to generate strong earnings growth.

     Performance disparities among industry sectors and types of stocks are hardly new. Nonetheless, few such disparities have been as extreme as that which occurred during 1999 between the high-flying tech stocks and the rest of the market. The outperformance of technology stocks became most pronounced in the fourth quarter, when the S&P 500 rose 14.9 percent while the tech-heavy NASDAQ composite delivered a total return of 48.3 percent.

     Much of the current fervor surrounding tech stocks stems from the explosive growth potential of e-commerce and other tech-related businesses. Internet-related stocks such as America Online, Yahoo!, Amazon.com and eBay advanced more than 20 percent in December alone, even though most of these companies have yet to earn any profit and are expected to remain unprofitable in the near term. This lack of current earnings, and uncertainty over when earnings will occur, makes these stocks risky and even undesirable for investors who are not simply chasing the upward momentum of stocks that keep rising with little or no direct relationship to fundamentals.

     TCW has always been thoughtful in its value style to give consideration to companies across the breadth of the market, including technology companies. And, in fact, the Portfolio made money on several of the more established technology stocks during the past year -- companies with strong market positions and improving profitability. However, in the current ebullient market for tech stocks, it has become increasingly difficult to find value in the sector. As a result, the Portfolio's investment results trailed the S&P 500 and other major market indexes due in part to the Portfolio's underweighting in the technology sector.

     Whether the current tech stock craze turns out to be a bubble that bursts remains to be seen. Even if it does burst, however, the technology industry may continue to grow and create enormous economic wealth. TCW's challenge as value manager, therefore, is to identify solid companies that stand to benefit from this growth. In recent months, TCW has intensified its research efforts aimed at buying technology companies with staying power and where share prices bear some reasonable relationship to underlying value.

     The Portfolio bought several such stocks and TCW will continue its efforts to find additional technology issues that meet TCW's value criteria, while maintaining TCW's broadly based research programs to uncover excellent investment opportunities in all industry sectors.

                         GROWTH OF A $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                                                                         LIPPER MULTI-CAP VALUE
                                                    EQUITY PORTFOLIO               S & P 500*                    INDEX*
                                                    ----------------               ----------            ----------------------
12/31/89                                                10000.00                    10000.00                    10000.00
1990                                                     9778.24                     9689.00                     9325.38
1991                                                    12830.50                    12641.20                    11835.40
1992                                                    15127.30                    13604.50                    13168.70
1993                                                    16314.60                    14975.80                    14976.70
1994                                                    16945.80                    15173.50                    14993.00
1995                                                    23460.20                    20875.70                    19642.50
1996                                                    29377.00                    25668.80                    23765.50
1997                                                    36943.10                    34231.90                    30160.70
1998                                                    40600.70                    44012.00                    32128.80
1999                                                    46936.00                    53267.70                    34036.80

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
           * The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Multi-Cap Value Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Multi-Cap Value Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

     Throughout the year, TCW has seen higher interest rates and significantly higher energy prices. This may prove burdensome to certain sectors of the economy. Thus far, due in part to the wealth effect of a strong stock market, consumer confidence is high. As a result consumer spending has not slowed and the broad economy continues to grow at a significant rate. However, if consumer spending, which has grown recently at a rate in excess of incomes, does slow, corporate earnings may be impacted. In the past year earnings shortfalls have usually resulted in swift corrections to share prices. A consumer-led economic slowdown may, however, lead to lower interest rates. But a slowdown in the economy may result in earnings disappointments from companies that do not have pricing power. Alternatively lower interest rates could result in improved valuations for the leading companies the Portfolio owns.

     In 2000, TCW will continue to focus on companies whose specific advantages may enable them to deliver strong earnings and cash-flow growth. While it is not hard to find stocks that trade at arguably low valuations, it is a challenge to find companies that are truly valuable whose stock can be purchased at a reasonable price. TCW believes the Portfolio is comprised of very valuable companies. Given that these companies typically have stronger balance sheets, are more profitable, grow more rapidly and have greater market share, they may be better prepared to weather bad as well as good economic times. As the Portfolio's holdings appreciate, it becomes necessary to find new ideas, which meet TCW's stringent criteria, and in today's market that can be difficult.

     The views expressed in this report reflect those of the Portfolio Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

                                   NUMBER OF SHARES OR
     COMMON STOCKS -- 98.71%        PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
AUTOMOTIVE -- 1.30%
  Delphi Automotive Systems
    Corporation                           484,200        $  7,626,150
BROADCASTING -- 2.85%
  Time Warner Inc.                        231,400          16,762,038
BUSINESS SERVICES -- 3.21%
  Paychex Inc.                            471,600          18,864,000
CABLE -- 2.76%
  Cox Communications Inc. (Class
    A) (a)                                315,300          16,237,950
COMPUTER HARDWARE -- 17.51%
  Cisco Systems Inc. (a)                  331,500          35,511,938
  Dell Computer Corporation (a)           778,700          39,713,700
  Intel Corporation                       335,700          27,632,306
                                                         ------------
                                                          102,857,944
COMPUTER SERVICES -- 1.68%
  Pixar Inc. (a)                          278,900           9,866,088
COMPUTER SOFTWARE -- 11.25%
  Microsoft Corporation (a)               229,300          26,770,775
  Siebel Systems Inc. (a)                 467,900          39,303,600
                                                         ------------
                                                           66,074,375
CONSUMER PRODUCTS -- 4.04%
  Gillette Company                        292,800          12,059,700
  Procter & Gamble Company                106,300          11,646,494
                                                         ------------
                                                           23,706,194
ELECTRICAL EQUIPMENT -- 5.04%
  Maxim Integrated Products Inc.
    (a)                                   627,400          29,605,437
FINANCE -- 2.94%
  Providian Financial Corporation         189,800          17,283,662
HEALTH CARE -- 1.91%
  Medtronic Inc.                          308,700          11,248,256
HOTELS & RESTAURANTS -- 0.95%
  Mirage Resorts Inc. (a)                 364,400           5,579,875
INSURANCE -- 3.59%
  Progressive Corporation (Ohio)          288,500          21,096,562
MACHINERY -- 4.55%
  Applied Materials Inc. (a)              210,800          26,705,725
MEDICAL SERVICES -- 4.21%
  Biogen Inc. (a)                         292,400          24,707,800

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------      -----
MISC. FINANCIAL SERVICES -- 4.13%
  The Charles Schwab Corporation          632,000        $ 24,253,000
MULTI-LINE INSURANCE -- 2.34%
  American International Group
    Inc.                                  126,900          13,721,063
PHARMACEUTICALS -- 8.36%
  Amgen Inc. (a)                          309,000          18,559,312
  Pfizer Inc.                             616,800          20,007,450
  Warner-Lambert Company                  128,400          10,520,775
                                                         ------------
                                                           49,087,537
RETAIL -- 6.97%
  Home Depot Inc.                         441,300          30,256,631
  Safeway Inc. (a)                        300,600          10,690,088
                                                         ------------
                                                           40,946,719
TELECOMMUNICATIONS -- 2.66%
  Lucent Technologies Inc.                208,800          15,620,850
TRANSPORTATION -- 6.46%
  Kansas City Southern Industries
    Inc.                                  508,200          37,924,425
                                                         ------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $506,907,712)                            579,775,650
---------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.32%
---------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement, 2.50%
    due 01/03/00
    Collateral: U.S. Treasury
    Note $7,980,000 5.50% due
    02/28/03
    Value $8,078,435                   $7,771,000           7,771,000
                                                         ------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $7,771,000)                                7,771,000
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $514,678,712)                           $587,546,650
OTHER ASSETS LESS LIABILITIES -- (0.03)%                     (223,013)
                                                         ------------
NET ASSETS -- 100%                                       $587,323,637
=====================================================================

(a) Non-income producing security.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                          GROWTH AND INCOME PORTFOLIO

RETIREMENT SYSTEM INVESTORS INC.
NEW YORK, NEW YORK

Investment Management

     Retirement System Investors Inc. ("RSI") has served as Portfolio Manager to the Enterprise Growth and Income Portfolio since inception, December 1, 1998. RSI manages approximately $974 million for all of its clients.

Investment Objective

     The objective of the Enterprise Growth and Income Portfolio is a total return through capital appreciation with income as a secondary consideration.

Investment Strategies

     The Growth and Income Portfolio invests primarily in U.S. common stocks of large capitalization companies. The Portfolio selects stocks that will appreciate in value, seeking to take advantage of temporary stock price inefficiencies, which may be caused by market participants focusing heavily on short-term developments. In selecting stocks for the Portfolio, the Portfolio Manager employs a "value-oriented" strategy. This means that the Portfolio Manager attempts to identify stocks of companies that have greater value than is recognized by the market. The Portfolio Manager considers a number of factors, such as sales, growth and profitability prospects for the economic sector and markets in which the company operates and sells its products and services, the company's stock market price, earnings level and projected earnings growth rate. The Portfolio Manager also considers current and projected dividend yields. The Portfolio Manager compares this information to that of other companies in determining relative value and dividend potential.

1999 Performance Review

     1999 was a very good year for growth stock investing, particularly for funds with exposure to technology stocks. The technology component of the S&P 500 was up over 80 percent while the S&P 500 gained 21.0 percent. Sectors related to the so-called New Economy fared especially well. Companies helping to build the new communications infrastructure, as well as Internet-related companies, were bid up to unprecedented valuations by an investment community willing to pay high prices for expected growth. By and large, non-Internet technology companies did post good earnings growth in 1999, partly because they were comparing results versus a 1998 plagued by weak emerging markets. And, by and large, Internet stocks were bid up to very high levels on the promise that at some point, they will make money, not keep losing it in copious amounts.

     Elsewhere in the market, many solid performing companies were selling for significantly lower valuations than the narrow list of stocks that investors seemed to have on their must-own list. It seemed if a company was not on that narrow list, its shares were likely to languish. Half of the S&P 500 stocks finished down for the year. Presumably, with so much money going into technology, there was less left for other investments.

     In addition to favoring a very narrow list of companies, the market was somewhat unusual in that it ignored rising interest rates, with most sectors shrugging them off as less meaningful than in the past. The Federal Reserve Board raised rates 0.75 percent, essentially reversing the cuts of 1998 that accompanied the crisis of confidence sparked by Thailand, Russia and the hedge fund Long Term Capital Management's problems. While inflation remained fairly quiescent, it crept up a little and economic factors such as very high employment caused the Fed to fret about future inflation.

     Strong contributors to the Portfolio's 1999 performance were stellar returns from Safeguard Scientific, Nortel Networks, Tiffany, Corning, EMC and Alcoa, among the larger holdings. Laggards were Xerox, Philip Morris, Lockheed Martin and Safeway.

                         GROWTH OF A $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                                                                          LIPPER LARGE-CAP CORE
                                                GROWTH & INCOME PORTFOLIO        S&P 500 INDEX*                  INDEX*
                                                -------------------------        --------------           ---------------------
11/30/98                                                  10000                       10000                       10000
1998                                                      10220                       10576                       10664
1999                                                      12320                       12800                       12727

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
           * The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Large-Cap Core Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Core Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

     Generally, the backdrop for the stock market appears quite good on all fronts except that of valuation and the challenge the Fed faces in finding a level of interest rates providing a soft landing for the expansion. On the positive side, the American economy is in excellent shape heading into 2000: Y2K computer glitches were avoided; more people are employed than ever, inflation has remained quiet; the U.S. remains the pre-eminent engine of world-wide growth and technological progress; the rest of the world's economies, especially the emerging countries, seem on a much more solid footing than last year; the world in general is benefiting from a peace dividend, with fewer resources going to defense products; the Internet and other technologies appear to be increasing productivity and lowering the costs of doing business; and the baby boom generation seems to be saving for its retirement, mostly by investing either directly or via mutual funds, in the stock market.

     On the more worrisome side, interest rates have come up, responding in part to the Federal Reserve Board's three 0.25 percent increases in short term rates in 1999, which reversed three similar downward moves in 1998. Because of high GDP rates and full employment, many believe that the Fed will raise rates more in early 2000, partly because it was forestalled in late 1999 due to a desire to keep liquidity high in the face of Y2K concerns. OPEC proved itself resurgent in 1999, as the cartel was able to roughly double the price of oil by not cheating as it has done in the recent past. While the cost of an important raw material going up is not a good thing, the world, particularly the developed world, is less energy intensive than it was formerly, and has absorbed this price rise without much trouble.

     Most worrisome are phenomena internal to the financial markets. There seems to be clear signs of speculation in certain sectors of the market, particularly in Initial Public Offerings ("IPOs") and the Internet stocks. It is less clear that the very high valuations accorded to technology and communications companies are overdone, as earnings growth generated by companies in this sector has been dramatic. Most often, though, in the long history of the stock market, sectors which shoot up like rockets come back down to earth, sometimes painfully. In the first few trading days of 2000, with interest rates continuing to drift up, the market sold off, possibly related to investors who waited for the 2000 tax year to sell stocks with large embedded capital gains.

     The market has also been quite narrow. While the averages have gone up, the drivers to those returns have been a fairly narrow group of stocks. RSI expects a moderation in the extreme discrepancy between favored and unfavored stocks in the market. This can come about in two ways: either the market broadens out and the lagging stocks catch up, or the leading stocks lose steam and their P/E multiples contract, and their prices decline. The former would be the preferable outcome, and one which RSI believes is most likely, given the positives the economy and this market have going for them.

     RSI's response remains focused on seeking out attractive relative value in both growth and value stocks, with more of the latter surfacing as attractive currently. In the growth camp, RSI continues to embrace technology but is concerned about excessive valuations and would be careful about new commitments unless weakness develops. If a more inflationary environment develops and worldwide economic expansion continues, RSI would expect that cyclical and basic material companies may provide good relative performance. Reflecting this, the Portfolio is overweighted in aluminum, papers, electrical equipment and capital goods companies. Financial and other interest sensitive groups could become more interesting once interest rates peak or the economy slows.

     The views expressed in this report reflect those of the Portfolio Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                          GROWTH AND INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

                                    NUMBER OF SHARES OR
     COMMON STOCKS -- 82.00%         PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
AEROSPACE -- 4.40%
  Honeywell International Inc.              68,600        $ 3,957,363
BANKING -- 2.43%
  Chase Manhattan Corporation               24,250          1,883,922
  Wells Fargo & Company                      7,500            303,281
                                                          -----------
                                                            2,187,203
BROADCASTING -- 1.33%
  Time Warner Inc.                          16,570          1,200,289
BUILDING & CONSTRUCTION -- 2.63%
  Armstrong World Industries Inc.            1,200             40,050
  Martin Marietta Materials Inc.            22,175            909,175
  Southdown Inc.                            27,375          1,413,234
                                                          -----------
                                                            2,362,459
COMMUNICATIONS -- 0.02%
  3Com Corporation (a)                         450             21,150
COMPUTER HARDWARE -- 5.50%
  Cisco Systems Inc. (a)                       360             38,565
  Dallas Semiconductor Corporation          32,720          2,108,395
  EMC Corporation (a)                        4,500            491,625
  Intel Corporation                            100              8,231
  International Business Machines
    Corporation                             15,360          1,658,880
  Lexmark International Group Inc.
    (Class A) (a)                            2,000            181,000
  Xerox Corporation                         20,300            460,557
                                                          -----------
                                                            4,947,253
COMPUTER SERVICES -- 1.74%
  Comverse Technology Inc. (a)                 300             43,425
  Internet Capital Group Inc. (a)            1,200            204,000
  Safeguard Scientifics Inc. (a)             6,000            972,375
  Sun Microsystems Inc. (a)                  4,440            343,823
                                                          -----------
                                                            1,563,623
COMPUTER SOFTWARE -- 4.14%
  BMC Software Inc. (a)                     37,850          3,025,634
  Cadence Design Systems Inc. (a)           10,700            256,800
  Sterling Commerce Inc. (a)                12,765            434,808
                                                          -----------
                                                            3,717,242
CONSUMER PRODUCTS -- 2.56%
  Kimberly-Clark Corporation                35,250          2,300,063
CONSUMER SERVICES -- 0.11%
  United Parcel Service Inc.                 1,500            103,500
CONTAINERS/PACKAGING -- 1.73%
  Smurfit-Stone Container
    Corporation (a)                         63,500          1,555,750
CRUDE & PETROLEUM -- 8.03%
  BP Amoco (ADR)                            15,200            901,550
  Exxon Mobil Corporation                   30,932          2,491,959
  Royal Dutch Petroleum Company
    (ADR)                                   27,245          1,646,620
  Texaco Inc.                               40,075          2,176,573
                                                          -----------
                                                            7,216,702
ELECTRICAL EQUIPMENT -- 5.39%
  Emerson Electric Company                  84,490          4,847,614
ELECTRONICS -- 0.09%
  Conexant Systems Inc. (a)                    200             13,275
  Gemstar International Group Ltd.
    (a)                                      1,000             71,250
                                                          -----------
                                                               84,525
ENTERTAINMENT & LEISURE -- 0.05%
  Carnival Corporation                         900             43,031

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------      -----
FOOD & BEVERAGES & TOBACCO -- 2.23%
  Anheuser Busch Companies Inc.             27,200        $ 1,927,800
  Philip Morris Companies Inc.               3,340             77,446
                                                          -----------
                                                            2,005,246
MACHINERY -- 2.56%
  Ingersoll Rand Company                    40,750          2,243,797
  Snap-On Inc.                               2,050             54,453
                                                          -----------
                                                            2,298,250
MANUFACTURING -- 6.92%
  Corning Inc.                              34,950          4,506,366
  Milacron Inc.                              9,000            138,375
  Tyco International Ltd.                   40,600          1,578,325
                                                          -----------
                                                            6,223,066
METALS & MINING -- 2.07%
  Alcoa Inc.                                22,320          1,852,560
  Potash Corporation Saskatchewan
    Inc.                                       125              6,023
                                                          -----------
                                                            1,858,583
MISC. FINANCIAL SERVICES -- 2.76%
  Citigroup Inc.                            19,500          1,083,469
  Federal National Mortgage
    Association                             22,350          1,395,478
                                                          -----------
                                                            2,478,947
MULTI-LINE INSURANCE -- 0.52%
  American General Corporation               2,700            204,863
  American International Group
    Inc.                                     2,412            260,797
                                                          -----------
                                                              465,660
PAPER & FOREST PRODUCTS -- 0.08%
  International Paper Company                1,200             67,725
PHARMACEUTICALS -- 6.49%
  Bristol-Myers Squibb Company              16,360          1,050,107
  Elan Corporation (ADR) (a)                44,250          1,305,375
  Johnson & Johnson                         27,615          2,571,647
  Merck & Company Inc.                      11,470            769,207
  Pfizer Inc.                                4,160            134,940
                                                          -----------
                                                            5,831,276
PRINTING & PUBLISHING -- 0.62%
  McGraw-Hill Companies Inc.                 9,000            554,625
PROPERTY-CASUALTY
  INSURANCE -- 0.15%
  Allstate Corporation                       5,700            136,800
RETAIL -- 5.69%
  CVS Corporation                           42,550          1,699,341
  Federated Department Stores Inc.
    (a)                                     10,100            510,681
  Safeway Inc. (a)                          80,500          2,862,781
  Tiffany & Company                            500             44,625
                                                          -----------
                                                            5,117,428
SAVINGS AND LOAN -- 0.81%
  Washington Mutual Inc.                    27,950            726,700
TECHNOLOGY -- 0.19%
  Texas Instruments Inc.                     1,750            169,531
TELECOMMUNICATIONS -- 9.32%
  Bell Atlantic Corporation                  6,500            400,156
  Lucent Technologies Inc.                  18,280          1,367,573
  Nortel Networks Corporation               37,940          3,831,940
  SBC Communications Inc.                   54,195          2,642,006
  Tellabs Inc. (a)                           2,100            134,794
                                                          -----------
                                                            8,376,469
TRANSPORTATION -- 1.44%
  FDX Corporation (a)                       31,550          1,291,578
                                                          -----------
TOTAL COMMON STOCKS
(IDENTIFIED COST $67,710,230)                              73,709,651
---------------------------------------------------------------------

                         ENTERPRISE ACCUMULATION TRUST
                   GROWTH AND INCOME PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------      -----
CONVERTIBLE PREFERRED STOCKS -- 0.30%
---------------------------------------------------------------------
MISC. FINANCIAL SERVICES -- 0.30%
  Kmart Financing (a)                        6,200        $   271,250
                                                          -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
(IDENTIFIED COST $359,672)                                    271,250
---------------------------------------------------------------------
COMMERCIAL PAPER -- 17.78%
---------------------------------------------------------------------
  Bestfoods 5.70% due 01/18/00          $3,000,000          2,991,925
  Coca-Cola Enterprises Inc. 6.20%
    due 01/06/00                         3,500,000          3,496,986
  Constellation Energy 6.70% due
    01/10/00                             4,000,000          3,993,300
  General Mills Inc. 4.95% due
    01/03/00                             2,000,000          1,999,450
  Midamerican Energy Company 6.65%
    due 01/06/00                         3,500,000          3,496,767
                                                          -----------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $15,978,428)                              15,978,428
---------------------------------------------------------------------

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------      -----
REPURCHASE AGREEMENT -- 1.15%
---------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement, 2.50%
    due 01/03/00
    Collateral: U.S. Treasury
    Note, $1,045,000, 6.25% due
    02/15/07
    Value $1,077,507                    $1,032,000        $ 1,032,000
                                                          -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $1,032,000)                                1,032,000
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $85,080,330)                             $90,991,329
OTHER ASSETS LESS LIABILITIES -- (1.23)%                   (1,103,853)
                                                          -----------
NET ASSETS -- 100%                                        $89,887,476
=====================================================================

(a) Non-income producing security.

(ADR) American Depository Receipt.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                            EQUITY INCOME PORTFOLIO

1740 ADVISERS, INC.
NEW YORK, NEW YORK

Investment Management

     1740 Advisers has been Portfolio Manager to the Enterprise Equity Income Portfolio since its inception. 1740 Advisers manages more than $2 billion for institutional clients and its normal investment minimum is $20 million.

Investment Objective

     The objective of the Enterprise Equity Income Portfolio is to seek a combination of growth and income to achieve an above-average and consistent total return.

Investment Strategies

     The Equity Income Portfolio invests primarily in dividend-paying U.S. common stocks. The goal is capital appreciation combined with a high level of current income. Dividend yield relative to the S&P 500 average is used as a discipline and measure of value in selecting stocks for the Portfolio. To qualify for a purchase, a stock's yield must be greater than the S&P 500's average dividend yield. The stock must be sold within two quarters after its dividend yield falls below that of the S&P average. The effect of this discipline is that a stock will be sold if increases in its annual dividends do not keep pace with increases in its market price.

1999 Performance Review

     Technology and telecom, including Internet-related stocks, were the major focus for much of 1999. Basic materials and capital goods joined tech as the only outperformers for the year. The Portfolio could not own most technology stocks due to little or no dividend yield, but was overweight in the cyclicals.

     The technology sector was the only game in town for much of the year. There was good reason for this: investors viewed these companies as being able to grow earnings without the need to raise prices in the no-pricing power environment that many other companies found themselves. These are great companies with very attractive future opportunities and markets, but as happens from time to time, valuations can run ahead of reality. Many investors now believe that it is easy to get rich: buy technology and the Internet. There is usually a problem somewhere down the road when things seem so evident and easy.

     The popular coverages are now heavily influenced by technology due to the strong outperformance of these stocks. The average company had much more modest returns in 1999. Many industries and stocks were flat or down for the year, and many experienced bear market size declines. The market risk going forward may not be in these areas, they will sell off some with the rest of the market, but are not as extended as the technology-related names.

     The market has had a tremendous unprecedented move -- five straight 20 percent plus years, and 1740 Advisers believes a correction is both needed and healthy. Some broadening of the market away from the single-minded focus on technology would also be very healthy. Many companies are selling at valuations that are much more moderate and at a discount, not only from the leaders, but also from the averages themselves.

                         GROWTH OF A $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                                               S&P 500 BARRA/VALUE        LIPPER EQUITY INCOME
                                                 EQUITY INCOME PORTFOLIO             INDEX*                    FUND INDEX*
                                                 -----------------------       -------------------        --------------------
11/30/98                                                  10000                       10000                       10000
1998                                                      10180                       10351                       10256
1999                                                      10760                       11668                       10686

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
           * The S&P 500/Barra Value Index is an unmanaged capitalization weighted index compromised of stocks of the S&P 500 with low price-to-book ratios relative to the S&P 500 as a whole. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Equity Income Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Equity Income Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

     The Equity Income Portfolio's strategy is emphasizing these neglected parts of the market. Strong world growth may favor the energy and basic materials sectors. Both may have above average earnings gains this year. The same is true of the machinery and capital spending related industries. The drug stocks underperformed in 1999 as growth investors moved toward the tech stocks. Drug stocks and the telecommunication sectors may do better this year. These stocks all have reasonable valuations of rising earnings, above average yields and they have already experienced significant declines. They may also benefit from any broadening of the market or increase in defensiveness by investors.

     The views expressed in this report reflect those of the Portfolio Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                            EQUITY INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

                                    NUMBER OF SHARES OR
COMMON STOCKS -- 96.50%              PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
AEROSPACE -- 3.92%
  Honeywell International Inc.               6,000        $   346,125
  Northrop Grumman Corporation               5,500            297,344
  United Technologies Corporation            7,000            455,000
                                                          -----------
                                                            1,098,469
AUTOMOTIVE -- 2.54%
  Ford Motor Company                         6,500            347,344
  General Motors Corporation                 5,000            363,437
                                                          -----------
                                                              710,781
BANKING -- 6.66%
  Bank of America Corporation                4,000            200,750
  Bank of New York Company Inc.              8,500            340,000
  Chase Manhattan Corporation                4,000            310,750
  FleetBoston Financial
    Corporation                              7,500            261,094
  J. P. Morgan & Company Inc.                1,000            126,625
  Mellon Financial Corporation               9,500            323,594
  Wells Fargo & Company                      7,500            303,281
                                                          -----------
                                                            1,866,094
CHEMICALS -- 3.33%
  Dow Chemical Company                       3,000            400,875
  Du Pont (E. I.) de Nemours &
    Company                                  5,000            329,375
  Rohm & Haas Company                        5,000            203,437
                                                          -----------
                                                              933,687
COMPUTER HARDWARE -- 0.85%
  Xerox Corporation                         10,500            238,219
CONGLOMERATES -- 2.46%
  Minnesota Mining & Manufacturing
    Company                                  3,500            342,562
  Textron Inc.                               4,500            345,094
                                                          -----------
                                                              687,656
CONSUMER DURABLES -- 0.86%
  Dana Corporation                           8,000            239,500
CONSUMER NON-DURABLES -- 0.94%
  Avon Products Inc.                         8,000            264,000
CONSUMER PRODUCTS -- 3.62%
  Colgate-Palmolive Company                  6,500            422,500
  Kimberly-Clark Corporation                 4,000            261,000
  Procter & Gamble Company                   3,000            328,687
                                                          -----------
                                                            1,012,187
CRUDE & PETROLEUM -- 6.37%
  BP Amoco (ADR)                             5,500            326,219
  Chevron Corporation                        3,500            303,187
  Exxon Mobil Corporation                    8,300            668,669
  Royal Dutch Petroleum Company
    (ADR)                                    4,000            241,750
  Texaco Inc.                                4,500            244,406
                                                          -----------
                                                            1,784,231
ELECTRICAL EQUIPMENT -- 5.65%
  Emerson Electric Company                   6,000            344,250
  General Electric Company                   8,000          1,238,000
                                                          -----------
                                                            1,582,250
ENERGY -- 6.65%
  Atlantic Richfield Company                 3,000            259,500
  Consolidated Natural Gas Company           4,000            259,750
  Duke Energy Corporation                    6,500            325,812
  El Paso Energy Corporation                 8,000            310,500
  Enron Corporation                          8,000            355,000
  Williams Companies Inc.                   11,500            351,469
                                                          -----------
                                                            1,862,031

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------   -----------
FOOD & BEVERAGES & TOBACCO -- 0.21%
  Philip Morris Companies Inc.               2,500        $    57,969
INSURANCE -- 1.58%
  Cigna Corporation                          5,500            443,094
MACHINERY -- 3.63%
  Caterpillar Inc.                           6,500            305,906
  Deere & Company                            7,500            325,313
  Pitney Bowes Inc.                          8,000            386,500
                                                          -----------
                                                            1,017,719
MANUFACTURING -- 1.17%
  Eaton Corporation                          4,500            326,813
METALS & MINING -- 1.48%
  Alcoa Inc.                                 5,000            415,000
MISC. FINANCIAL SERVICES -- 1.89%
  Citigroup Inc.                             9,500            527,844
MULTI-LINE INSURANCE -- 0.86%
  Lincoln National Corporation               6,000            240,000
OIL SERVICES -- 4.77%
  Baker Hughes Inc.                          8,000            168,500
  Diamond Offshore Drilling Inc.             6,500            198,656
  Halliburton Company                        5,500            221,375
  Kerr-McGee Corporation                     5,000            310,000
  Schlumberger Ltd.                          3,500            196,875
  Tidewater Inc.                             6,000            216,000
  Transocean Sedco Forex Inc.                  678             22,827
                                                          -----------
                                                            1,334,233
PAPER & FOREST PRODUCTS -- 5.61%
  Bowater Inc.                               6,000            325,875
  Georgia-Pacific Group                      8,500            431,375
  International Paper Company                8,000            451,500
  Temple-Inland Inc.                         5,500            362,656
                                                          -----------
                                                            1,571,406
PHARMACEUTICALS -- 11.58%
  Abbott Laboratories                        7,500            272,344
  American Home Products
    Corporation                              8,500            335,219
  Baxter International Inc.                  5,000            314,063
  Bristol-Myers Squibb Company               5,500            353,031
  Eli Lilly & Company                        4,000            266,000
  Johnson & Johnson                          4,100            381,812
  Merck & Company Inc.                       5,500            368,844
  Pharmacia & Upjohn Inc.                    6,000            270,000
  Smithkline Beecham (ADR)                   5,500            354,406
  Warner-Lambert Company                     4,000            327,750
                                                          -----------
                                                            3,243,469
PRINTING & PUBLISHING -- 1.10%
  McGraw-Hill Companies Inc.                 5,000            308,125
PROPERTY-CASUALTY
  INSURANCE -- 1.41%
  Chubb Corporation                          7,000            394,187
RAW MATERIALS -- 3.08%
  Phelps Dodge Corporation                   3,500            234,938
  Reynolds Metals Company                    3,500            268,187
  Weyerhaeuser Company                       5,000            359,062
                                                          -----------
                                                              862,187
REAL ESTATE -- 1.88%
  Boston Properties Inc.                     4,500            140,062
  Crescent Real Estate Equities
    Company                                  6,000            110,250
  Equity Office Properties Trust             6,000            147,750
  Equity Residential Properties
    Trust                                    3,000            128,063
                                                          -----------
                                                              526,125

                         ENTERPRISE ACCUMULATION TRUST
                     EQUITY INCOME PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------   -----------
TELECOMMUNICATIONS -- 10.56%
  AT&T Corporation                           9,500        $   482,125
  Bell Atlantic Corporation                  7,500            461,719
  BellSouth Corporation                      8,500            397,906
  GTE Corporation                            5,500            388,094
  SBC Communications Inc.                    9,500            463,125
  Sprint Corporation                         6,000            403,875
  U S West Inc.                              5,000            360,000
                                                          -----------
                                                            2,956,844
UTILITIES -- 1.84%
  CMS Energy Corporation                     8,500            265,094
  Edison International                       9,500            248,781
                                                          -----------
                                                              513,875
                                                          -----------
TOTAL COMMON STOCKS
(IDENTIFIED COST $27,267,997)                              27,017,995
---------------------------------------------------------------------

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------   -----------
REPURCHASE AGREEMENT -- 4.50%
---------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement, 2.50%
    due 01/03/00
    Collateral: U.S. Treasury Note
    $1,255,000 6.25%, due 01/31/02
    Value $1,319,199                    $1,260,000        $ 1,260,000
                                                          -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $1,260,000)                                1,260,000
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $28,527,997)                             $28,277,995
OTHER ASSETS LESS LIABILITIES -- (1.00)%                     (280,976)
                                                          -----------
NET ASSETS -- 100%                                        $27,997,019
=====================================================================

(ADR) American Depository Receipt.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                         INTERNATIONAL GROWTH PORTFOLIO

VONTOBEL USA INC.
NEW YORK, NY

Investment Management

     Vontobel USA became portfolio manager on April 1, 1999. Vontobel manages approximately $2 billion and its normal investment minimum is $10 million.

Investment Objective

     The objective of the Enterprise International Growth Portfolio is to seek capital appreciation.

Investment Strategies

     The International Growth Portfolio invests primarily in non-U.S. equity securities that the Portfolio Manager believes are undervalued. The Portfolio Manager uses an approach that involves bottom-up stock selection. The Portfolio Manager looks for companies that are good predictable businesses selling at attractive prices relative to an estimate of intrinsic value. The Portfolio Manager diversifies investments among European, Australian and Far East ("EAFE") markets.

1999 Performance Review

     Vontobel became the portfolio manager on April 1, 1999. The massive sell-off of securities necessary to align the portfolio with Vontobel's investment strategy had a negative impact on performance early in the second quarter. Losses were sustained while selling many securities that did not meet Vontobel's investment criterion, largely due to company fundamentals.

     Beginning with the third quarter, there was an underweight in Japan, which had a modestly negative impact on absolute returns, as Japan outperformed Europe in dollar terms. The Portfolio's underweight in the Japanese banking sector also had a modestly negative impact on returns. Security selection in Japan made a positive contribution to performance, with names like Murata Manufacturing Company, Ltd., Rohm Company, Ltd., NTT Data Corporation, and Takeda Chemical Industries posting significant upticks for the third quarter. The decision to leave the yen position unhedged had a positive impact on returns, allowing investors to participate in the growing international strength of the currency.

     A European overweight in the Portfolio had a slight negative impact on absolute returns. The Portfolio's European telecommunications stocks, following an upward trend in this sector of the market, made a significant positive contribution to performance. The Portfolio's holdings represent dominant franchises and market leaders in the telecommunications industry and were selected not on a sector basis but, in keeping with Vontobel's investment discipline, because of the strength of the businesses and the historical track records of consistent earnings growth. A partial hedge against the Euro detracted from returns. This hedge was reduced substantially.

     The highest gains in 1999 were realized by companies in emerging Asia. Because Vontobel's style views emerging markets and international developed markets as separate asset classes, the Portfolio does not generally have emerging markets exposure. This lack of exposure to emerging Asia meant a lack of additional returns above what the EAFE countries provided. Japan was the best performing EAFE market and the Portfolio's exposure to Japan added to performance, with many long-term core holdings, such as Murata Manufacturing Company, Ltd., and Rohm Company, Ltd., providing returns up to 40 percent. Stocks such as NTT Data Corporation and Hikari Tsushin, Inc., gave the Portfolio lucrative exposure to the fast-growing mobile telecommunications market in Japan, and they present excellent investment opportunities.

     Stock picking in Europe had a positive impact on returns. Many European holdings, such as Mannesmann and Vodafone AirTouch, provided performance well in excess of 20 percent for the year. Telecomm stocks performed extraordinarily well and many of the Portfolio's holdings exceeded expectations. The Portfolio's weighting of over 10 percent in European telecomm paid off nicely in 1999. Hedges against the Euro, which were placed at various points throughout the year, had a net positive impact on returns. The Portfolio's overweight to Europe versus Asia had been a liability in the third quarter. In the fourth quarter, however, the Portfolio benefited from Europe's recovery, as the European overweight had a net positive effect on fourth quarter performance.

                         GROWTH OF A $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                  INTERNATIONAL GROWTH                                  LIPPER INTERNATIONAL FUND
                                                        PORTFOLIO                     EAFE*                      INDEX*
                                                  --------------------                -----             -------------------------
11/30/94                                                  10000                       10000                       10000
1994                                                      10041                       10063                        9867
1995                                                      11510                       11190                       10855
1996                                                      12967                       11867                       12422
1997                                                      13648                       12078                       13322
1998                                                      15672                       14494                       15009
1999                                                      22273                       18401                       20687

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
           * The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) is an unmanaged index composed of the stocks of approximately 1,032 companies traded on 20 stock exchanges from around the world, excluding the USA, Canada, and Latin America. It assumes the reinvestment of dividends and capital gains and excludes fees or expenses. The Lipper International Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper International Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

     Vontobel believes there is great value left in Europe. The primary focus in European holdings is to invest in market leaders in their respective industries, which remain attractive business and continue to exhibit attractive valuations and good franchises. The earnings progression remains strong, suggesting a potentially positive trend and growth close to 18 percent in the year 2000. Market P/Es of 17x support the belief that there may be multiple economic expansions.

     After last year's initial euphoria, Vontobel expects the Euro to be trading close to parity in the coming months. This is not a negative for Europe, either in terms of future profits or for macro factors such as inflation. In fact, it may provide a boost in the export markets for many firms.

     In Asia, particularly Japan, there are a lot of good businesses that were penalized with unsatisfactorily low returns. Currently, Asia is at a turning point where Vontobel sees the ability to give higher returns on capital employed. This along with other factors could lead investors to put more money in Asia in the new year. The strong yen is probably a reflection of the strength of the Japanese economy. Belief in real restructurings and a positive worldview on the Japanese economy have most likely been major factors contributing to the rise of the yen in 1999.

     As with all international funds, the Enterprise International Growth Portfolio carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

     The views expressed in this report reflect those of the Portfolio Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                         INTERNATIONAL GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

                                   NUMBER OF SHARES OR
COMMON STOCKS -- 93.61%             PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
AUSTRALIA -- 0.47%
  Telstra Corporation Ltd.                117,000        $    635,991
FINLAND -- 3.30%
  Nokia Corporation (ADR)                  16,500           3,135,000
  Sonera Yhtyma                            18,800           1,288,743
                                                         ------------
                                                            4,423,743
FRANCE -- 8.59%
  Altran Technologies                       3,900           2,357,198
  Axa                                      10,400           1,449,939
  Cap Gemini                                1,658             420,887
  CGIP                                     19,200           1,257,172
  Dassault Systemes                        18,600           1,212,265
  L'Oreal                                   1,300           1,043,060
  Louis Vuitton Moet Hennessy               1,600             716,750
  Scor                                     26,300           1,160,406
  Total Fina (Class B)                     10,000           1,334,738
  Valeo                                     7,500             578,722
                                                         ------------
                                                           11,531,137
GERMANY -- 4.12%
  Allianz                                   2,800             940,663
  Bayerische Motoren Werke                 33,800           1,031,667
  Mannesmann                               10,000           2,412,602
  Muenchener Rueckvers                      4,500           1,141,428
                                                         ------------
                                                            5,526,360
HONG KONG -- 1.83%
  Dah Sing Financial Group                159,000             634,077
  SmarTone Telecommunications
    Holdings Ltd.                         195,000             940,696
  Sun Hung Kai Properties Ltd.             85,000             885,702
                                                         ------------
                                                            2,460,475
IRELAND -- 1.66%
  Allied Irish Banks                       63,900             727,377
  CRH                                      27,400             592,050
  Elan Corporation (ADR) (a)               30,600             902,700
                                                         ------------
                                                            2,222,127
ITALY -- 2.48%
  ENI                                     125,000             687,516
  Pirelli                                 180,000             494,105
  Telecom Italia                           73,100           1,030,921
  TIM                                     100,000           1,117,151
                                                         ------------
                                                            3,329,693
JAPAN -- 27.82%
  Asatsu-DK Inc.                           12,000             810,414
  Fuji Photo Film Company                  11,000             401,586
  Hikari Tsushin Inc.                       1,100           2,207,106
  Honda Motor Company Ltd.                 18,000             669,472
  Hoya Corporation                         11,000             866,693
  Mikuni Coca-Cola Bottling
    Company Ltd.                           24,000             420,476
  Murata Manufacturing Company
    Ltd.                                   17,000           3,993,345
  Nichiei Company Ltd.                     17,500             380,249
  Nintendo Company Ltd.                     9,000           1,495,742
  Nippon Telegraph & Telephone
    Corporation                                 8             137,027
  Nomura Securities Company Ltd.           24,000             433,395
  NTT Data Corporation                        100           2,300,088

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
  NTT Mobile Communication
    Network Inc.                              105        $  4,038,857
  Rohm Company Ltd.                        12,000           4,932,955
  Ryohin Keikaku Company Ltd.               6,000           1,204,463
  Secom Company Ltd.                        9,000             990,995
  Seven Eleven Japan                       10,000           1,585,593
  Shohkoh Fund                              2,900           1,148,135
  Sony Corporation                         11,000           3,262,210
  Takeda Chemical Industries               40,000           1,977,097
  Tokyo Broadcasting System Inc.           42,000           1,422,335
  Tokyo Electron Ltd.                      15,000           2,055,398
  Yasuda Fire & Marine Insurance
    Company Ltd.                          109,000             616,639
                                                         ------------
                                                           37,350,270
MALAYSIA -- 0.02%
  Malayan Banking Berhad                    9,000              31,974
NETHERLANDS -- 8.90%
  Aegon                                    19,516           1,885,340
  Aegon (ADR)                              16,096           1,537,168
  ASM Lithography Holdings (a)             20,000           2,222,213
  Getronics                                21,900           1,747,228
  Heineken                                 20,100             980,395
  Kempen & Company                         16,600             660,519
  Philips Electronics                       8,984           1,221,754
  Vendex KBB                               35,900             954,725
  Wolters Kluwer                           22,000             744,633
                                                         ------------
                                                           11,953,975
NORWAY -- 0.45%
  Tomra Systems                            35,400             601,236
SINGAPORE -- 1.56%
  Datacraft Asia Ltd.                      67,000             556,100
  Singapore Press Holdings Ltd.            70,788           1,534,342
                                                         ------------
                                                            2,090,442
SPAIN -- 0.63%
  Telefonica                               34,000             849,397
SWEDEN -- 7.16%
  A Com (a)                                31,400             715,901
  Assa Abloy (Class B)                    155,440           2,182,992
  Connecta (a)                              9,200             313,550
  Ericsson LM (Class B)                    23,500           1,510,695
  Framtidsfabriken (Class A) (a)            4,100             742,038
  Hennes & Mauritz (Class B)               57,400           1,922,553
  Modern Time Group (Class B) (a)          16,400             813,351
  Securitas (Class B)                      46,600             843,389
  Svenska Handelsbanken Series A           45,400             570,901
                                                         ------------
                                                            9,615,370
SWITZERLAND -- 7.54%
  Credit Suisse Group                      13,200           2,623,752
  Nestle                                      600           1,099,165
  Pharma Vision 2000 (a)                      600             425,799
  Roche Holdings                               72           1,175,658
  Roche Holdings Genusschein                  300           3,560,887
  Schweizerische
    Rueckversicherungs-
    Gesellschaft                              600           1,232,556
                                                         ------------
                                                           10,117,817

                         ENTERPRISE ACCUMULATION TRUST
                 INTERNATIONAL GROWTH PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
UNITED KINGDOM -- 17.08%
  Amvescap                                110,000        $  1,279,318
  BP Amoco (ADR)                           18,600           1,103,213
  British Telecom                          53,000           1,284,164
  Capita Group                             64,300           1,168,468
  CGU                                      32,000             516,379
  Compass Group                           150,000           2,059,508
  Diageo                                   46,000             367,061
  Dixons Group                             58,000           1,395,942
  Hays                                     72,700           1,160,231
  HSBC Holdings                           121,800           1,688,060
  Invensys                                157,000             830,065
  Lloyds TSB Group                         75,600             939,077
  Misys                                   116,400           1,806,881
  Next                                     64,000             614,072
  Provident Financial                      49,100             545,661
  Rentokil Initial                        264,800             962,396
  Schroders                                36,000             724,559
  Securicor                                48,700             124,291
  Smithkline Beecham                       58,000             735,446
  Vodafone AirTouch                       290,230           1,446,696
  WPP Group                               139,200           2,181,043
                                                         ------------
                                                           22,932,531
                                                         ------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $88,464,507)                             125,672,538
---------------------------------------------------------------------
PREFERRED STOCK -- 1.15%
---------------------------------------------------------------------
GERMANY -- 1.15%
  SAP                                       2,575           1,551,167
                                                         ------------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $815,349)                                  1,551,167
---------------------------------------------------------------------
CONVERTIBLE SECURITY -- 0.37%
---------------------------------------------------------------------
UNITED STATES -- 0.37%
  Salomon Smith Barney Holdings
    Inc. "QUANTO", convertible on
    05/09/00 (a)                          500,000             500,136
                                                         ------------
TOTAL CONVERTIBLE SECURITY
(IDENTIFIED COST $500,000)                                    500,136
---------------------------------------------------------------------
WARRANTS -- 0.32%
---------------------------------------------------------------------
SWITZERLAND -- 0.32%
  Zuercher Kantonalbank Call
    Warrant Expires 09/15/00 (e)       $  550,000        $    428,311
                                                         ------------
TOTAL WARRANTS
(IDENTIFIED COST $352,888)                                    428,311
---------------------------------------------------------------------

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
REPURCHASE AGREEMENTS -- 3.70%
---------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement, 2.50%
    due 01/03/00
    Collateral: U.S. Treasury
    Note $5,025,000, 6.25% due
    02/15/17, Value $5,181,314          4,963,000        $  4,963,000
                                                         ------------
TOTAL REPURCHASE AGREEMENTS
(IDENTIFIED COST $4,963,000)                                4,963,000
---------------------------------------------------------------------
TOTAL INVESTMENTS+
(IDENTIFIED COST $95,095,744)                            $133,115,152
OTHER ASSETS LESS LIABILITIES -- 0.85%                      1,139,904
                                                         ------------
NET ASSETS -- 100%                                       $134,255,056
=====================================================================

(a) Non-income producing security.
(e) The warrants entitle the Portfolio to purchase 1 share of Credit Suisse Group for every 40 warrants held and 290 CHF until September 15, 2000.
(ADR) American Depository Receipt.
+ Industry classifications for the portfolio as a percentage of total market value at December 31, 1999 are as follows: (unaudited)

                    Industry
                    --------
Aerospace & Military Technology                      1.75%
Appliances & Household Durables                      3.34%
Automobiles                                          1.27%
Banking                                              6.53%
Beverages & Tobacco                                  1.85%
Broadcasting & Publishing                            3.36%
Building Materials & Components                      2.06%
Business & Public Service                           13.46%
Data Processing & Reproduction                       2.68%
Electrical & Electronics                             1.12%
Electronic Components, Instruments                  11.19%
Energy Sources                                       2.33%
Financial Services                                   3.70%
Food & Household Products                            2.00%
Health & Personal Care                               6.99%
Industrial Components                                0.80%
Insurance                                            7.79%
Machinery & Engineering                              0.45%
Merchandising                                        3.64%
Multi-Industry                                       0.93%
Real Estate                                          0.66%
Recreation, Other Consumer Goods                     1.40%
Telecommunications                                  15.28%
Textiles & Apparel                                   0.90%
Cash/Other                                           4.52%
                                                   ------
    Total                                          100.00%
                                                   ======

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                               MANAGED PORTFOLIO

OPCAP ADVISORS, INC.
NEW YORK, NEW YORK

SANFORD C. BERNSTEIN & CO., INC.
NEW YORK, NEW YORK

Investment Management

     OpCap Advisors, a wholly owned subsidiary of Oppenheimer Capital, manages approximately $52 billion for institutional clients, and its normal investment minimum is $20 million.

     Sanford C. Bernstein & Co., Inc., which has approximately $88 billion in assets under management, became co-portfolio manager of the Portfolio on November 1, 1999. Bernstein's normal investment minimum is $5 million.

Investment Objective

     The objective of the Enterprise Managed Portfolio is to seek growth of capital over time.

Investment Strategies

     The Managed Portfolio invests in a diversified portfolio of common stocks, bonds and cash equivalents. The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon economic and market trends and the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any specific types of investments. However, the Portfolio invests primarily in equity securities at times when the Portfolio Managers believe that the best investment values are available in the equity markets. The Portfolio may invest almost all of its assets in high-quality short-term money market and cash equivalents to preserve capital. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. The bonds in which the Portfolio may invest will normally be investment grade intermediate to long-term U.S. Government and corporate debt.

1999 Performance Review -- OpCap Advisors

     In 1999 the U.S. stock market continued to advance strongly. The S&P 500 Index rose 21.0 percent, returning more than 20 percent for a record fifth consecutive year. Even as the popular indexes kept hitting new highs, however, the U.S. market was characterized by two contradictory trends: the rapid escalation of technology stocks, especially those associated with the Internet and e-commerce, and the only modest gains or even price declines for many stocks in other industry sectors.

     More than half the stocks on the New York Stock Exchange actually declined in price during the year, and the Russell 1000 Value Index, a widely followed large cap value benchmark, rose a relatively modest 6.7 percent in 1999 even though many of the companies in the index continued to generate strong earnings growth. Performance disparities among industry sectors and types of stocks are hardly new. Nonetheless, few such disparities have been as extreme as that which occurred during 1999 between the high-flying tech stocks and the rest of the market. The outperformance of technology stocks became most pronounced in the fourth quarter, when the S&P 500 rose 14.9 percent while the tech-heavy NASDAQ composite delivered a total return of 48.3 percent.

     Much of the current fervor surrounding tech stocks stems from the explosive growth potential of e-commerce and other tech-related businesses. Internet-related stocks such as America Online, Yahoo!, Amazon and eBay advanced more than 20 percent in December alone, even though many of these companies have yet to earn any profit and are expected to remain unprofitable in the near term. This lack of current earnings, and uncertainty over when earnings will occur, makes these stocks risky and even undesirable for investors who are not simply chasing the upward momentum of stocks that keep rising with little or no direct relationship to fundamentals.

     OpCap has always been thoughtful in its value style to consider companies across the breadth of the market, including technology companies. And, in fact, the Portfolio made money on several of the more established technology stocks during the past year -- companies with strong market Positions and improving profitability. However, in the current ebullient market for tech stocks, it has become increasingly difficult to find value in the sector. As a result, the Portfolio's investment results trailed the S&P 500 and other major market indexes due in part to an underweighting in the technology sector.

     Whether the current tech stock craze turns out to be a bubble that bursts remains to be seen. Even if it does burst, however, the technology industry will continue to grow and create enormous economic wealth. OpCap's challenge as value investors, therefore, is to identify solid companies that stand to benefit from this growth. In recent months, OpCap has intensified research efforts aimed at buying technology companies with staying power and where share prices bear some reasonable relationship to underlying value. OpCap bought several such stocks and will continue efforts to find additional technology issues that meet its value criteria, while maintaining OpCap's broadly based research programs to uncover excellent investment opportunities in all industry sectors.

1999 Performance Review -- Sanford C. Bernstein

     Bernstein became co-manager of the Enterprise Managed Portfolio in November. Bernstein's portion of the Portfolio not completely restructured until late in the month. December was the first full month of performance.

     Stock selection hurt performance in December. Most significantly, the Portfolio was overweight electric utilities versus telecom in the utilities sector and the Portfolio's telecom holdings were in traditional, rather than extremely high-priced cellular companies. Stock selection within consumer growth also hurt, as several leading pharmaceutical companies traded down. Partly offsetting this, however, was strong stock selection within the financial, credit non-financial, industrial resources and technology sectors.

     The five largest contributors to performance in the month were Amgen, Bausch & Lomb, Georgia Pacific, Lehman Brothers Holdings and Motorola. The five largest detractors from performance were an underweight in QUALCOMM and overweight positions of Goodyear Tire & Rubber, Inc., Bristol Myers Squibb, and Johnson & Johnson.

     Sector weights contributed 0.37 percent to performance. Most important were underweight positions in the consumer growth and consumer staples sectors. Overweights of the utilities and energy sectors, however, detracted from performance.

                         GROWTH OF A $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                                                                        LIPPER FLEXIBLE PORTFOLIO
                                                    MANAGED PORTFOLIO               S&P 500*                     INDEX**
                                                    -----------------               --------            -------------------------
12/31/89                                                  10000                       10000                       10000
1990                                                       9639                        9689                       10093
1991                                                      14071                       12641                       12814
1992                                                      16694                       13605                       13539
1993                                                      18429                       14976                       15263
1994                                                      18901                       15174                       14855
1995                                                      27763                       20876                       18360
1996                                                      34279                       25669                       20949
1997                                                      42677                       34232                       24771
1998                                                      46066                       44012                       28862
1999                                                      50312                       53268                       31689

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
           * The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Flexible Portfolio Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Flexible Portfolio Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy -- OpCap Advisors

     OpCap remains optimistic about the outlook for its style of value investing and believes the Portfolio is positioned to perform well in the months ahead. The companies the Portfolio owns have strong competitive positions, and on average their share prices trade at discounts to the S&P 500. OpCap believes the market will ultimately shift back to an emphasis on company fundamentals, benefiting the value approach.

     Nonetheless, the Portfolio has a larger-than-normal cash position, reflecting OpCap's caution in adding to equity holdings at a time when technology stocks keep rising and many other stocks have languished. OpCap thinks there are many opportunities in today's market to buy quality businesses with solid fundamentals inexpensively and that many of these companies will improve their earnings as the economies of Asia and Europe strengthen. OpCap believes also, however, that the Portfolio has the luxury of being opportunistic about waiting for attractive prices and building positions over time given the current malaise of many non-tech issues.

Future Investment Strategy -- Sanford C. Bernstein

     The cheapest 100 stocks in the S&P 500 are now trading at their lowest valuations relative to the market as a whole in 25 years, but with far less risk. While a small fraction of the Portfolio's overweight value holdings is invested in companies suffering serious short-term earnings reverses, most are in companies meeting or exceeding short-term earnings expectations. In fact, consensus earnings forecasts for many of the Portfolio's holdings have turned up sharply. While some of these companies' share prices have recently recovered some of their lost ground, they remain cheap not only in Bernstein's eyes, but in managements'. Stock buyback activity has been unusually high for many of the Portfolio's holdings.

     Producers of industrial commodities are among the investments in the Portfolio that are showing the strongest fundamental improvement, with commodity prices rising strongly on improved demand and corporate restructuring efforts bearing fruit. The turnaround in paper was particularly rapid. Global capacity utilization for pulp, uncoated free sheet and linerboard has been rising and steadily pushing up pricing. In every case, however, current pricing is still quite a bit below the peaks of the last cycle, so there is still room for further improvement.

     Over the last few years, department stores have been designated the dinosaurs of retailing, with specialty stores such as The Gap and discounters such as Wal-Mart purportedly drawing the crowds of shoppers and Internet retailers supposedly changing the rules of the game. In Bernstein's view, this has created many attractive opportunities. For example, Federated Department Stores, one of the Portfolio's holdings, is flourishing. Its sales-per-store rose at a healthy clip in 1999, with more shoppers spending more money at Bloomingdale's and Macy's than ever. Federated is also tackling the Internet. About a year ago, it purchased Fingerhut, a catalog retailer with a highly regarded Internet whiz at its helm. When Wal-Mart and e-Toys hired a firm to distribute their goods to Internet customers, they chose Fingerhut. May Department Stores, meanwhile, is the class act of its industry. Operator of Lord & Taylor's, Robinsons-May, Hecht's, Foley's and Kaufmann's, May has one of the most consistent track records in this cyclical industry. Bernstein finds May, like Federated, a very compelling value.

     The electric utility industry has lagged the market since late 1993, except for a brief period of outperformance during the market downturn in 1998. Recently, these stocks have fallen even further behind as their unexciting growth prospects failed to capture the imagination of investors preoccupied with the Internet. Concerns about deregulation and rising interest rates have also contributed to electric utilities' underperformance and set up a compelling opportunity. Valuations are now at record lows relative to the market. The particular utilities the Portfolio is buying may remain competitive even through deregulation because they enjoy low-cost positions or a favorable regulatory environment or both. American Electric Power (AEP), for example, has the lowest-cost fossil-fuel generating assets in the country because most of its generating plants sit on top of coalmines and do not have to pay for transportation. Central and South West, with which AEP is about to merge, is also a low-cost provider. AEP and Central and South West are not the only attractive utilities Bernstein sees. The Portfolio is also buying Ameren, FirstEnergy and New Century Energies. If electric utilities continue to underperform, they could become a larger theme in the Portfolio.

     Bernstein continues to see potentially large opportunities in the value realm. The Portfolio has continued to be attractively priced relative to the S&P 500, with price-to-earnings and price-to-book ratios lower than the index's, and a higher dividend yield. It maintains a weighted-average capitalization comparable to the S&P 500.

     The views expressed in this report reflect those of the Portfolio Managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

                                  NUMBER OF SHARES OR
    COMMON STOCKS -- 85.61%        PRINCIPAL AMOUNT         VALUE
----------------------------------------------------------------------
AEROSPACE -- 2.60%
  Boeing Company                        1,310,600       $   54,471,812
  Honeywell International Inc.             70,100            4,043,894
  Northrop Grumman Corporation             21,400            1,156,938
                                                        --------------
                                                            59,672,644
AUTOMOTIVE -- 1.26%
  Cummins Engine Company Inc.              80,000            3,865,000
  Delphi Automotive Systems
    Corporation                           421,400            6,637,050
  Ford Motor Company                      116,900            6,246,844
  General Motors Corporation               23,400            1,700,887
  Genuine Parts Company                   234,900            5,828,456
  Goodyear Tire & Rubber Company          113,600            3,202,100
  Paccar Inc.                              15,600              691,275
  TRW Inc.                                 15,700              815,419
                                                        --------------
                                                            28,987,031
BANKING -- 6.34%
  Bank of America Corporation             271,500           13,625,906
  Bank One Corporation                    162,100            5,197,331
  Chase Manhattan Corporation             125,200            9,726,475
  First Union Corporation                 102,300            3,356,719
  FleetBoston Financial
    Corporation                           247,500            8,616,094
  J. P. Morgan & Company Inc.              59,200            7,496,200
  M & T Bank Corporation                   58,500           24,233,625
  National City Corporation                37,300              883,544
  PNC Bank Corporation                     95,300            4,240,850
  Republic New York Corporation            58,100            4,183,200
  Summit Bancorp                           33,000            1,010,625
  Wells Fargo & Company                 1,551,000           62,718,562
                                                        --------------
                                                           145,289,131
BROADCASTING -- 1.37%
  AMFM Inc. (a)                            80,000            6,260,000
  News Corporation Ltd. (ADR)             540,000           18,056,250
  Time Warner Inc.                         27,900            2,021,006
  Viacom Inc. (a)                          82,500            4,986,094
                                                        --------------
                                                            31,323,350
BROKERS -- 0.49%
  Bear Stearns Companies Inc.             120,800            5,164,200
  Lehman Brothers Holdings Inc.            72,200            6,114,438
                                                        --------------
                                                            11,278,638
BUILDING & CONSTRUCTION -- 0.03%
  Lowes Companies Inc.                     13,300              794,675
CABLE -- 0.05%
  Mediaone Group Inc. (a)                  13,500            1,036,969
CAPITAL GOODS &
  SERVICES -- 0.10%
  Cooper Industries Inc.                   58,600            2,369,638
CHEMICALS -- 3.47%
  Ashland Inc.                             93,100            3,066,481
  Du Pont (E. I.) de Nemours &
    Company                               831,700           54,788,238
  Monsanto Company                        400,000           14,250,000
  Union Carbide Corporation               110,700            7,389,225
                                                        --------------
                                                            79,493,944

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT         VALUE
                                  -------------------       -----
COMPUTER HARDWARE -- 6.55%
  Apple Computer Inc.                      31,100       $    3,197,469
  Cisco Systems Inc. (a)                  355,900           38,125,787
  Compaq Computer Corporation             742,500           20,093,906
  Dell Computer Corporation (a)           200,500           10,225,500
  EMC Corporation (a)                     115,200           12,585,600
  Hewlett-Packard Company                 159,800           18,207,213
  Intel Corporation                       335,400           27,607,613
  International Business
    Machines Corporation                  171,800           18,554,400
  Seagate Technology Inc. (a)              31,700            1,476,031
                                                        --------------
                                                           150,073,519
COMPUTER SERVICES -- 1.91%
  America Online Inc. (a)                 224,800           16,958,350
  Electronic Data Systems
    Corporation                            91,000            6,091,312
  LSI Logic Corporation (a)                29,800            2,011,500
  Solectron Corporation (a)                 9,500              903,688
  Sun Microsystems Inc. (a)               185,000           14,325,937
  Yahoo! Inc. (a)                           8,000            3,461,500
                                                        --------------
                                                            43,752,287
COMPUTER SOFTWARE -- 5.37%
  Computer Associates
    International Inc.                    741,800           51,879,638
  Microsoft Corporation (a)               478,100           55,818,175
  Oracle Corporation (a)                  136,500           15,296,531
                                                        --------------
                                                           122,994,344
CONGLOMERATES -- 1.96%
  Minnesota Mining &
    Manufacturing Company                 264,400           25,878,150
  Textron Inc.                            250,000           19,171,875
                                                        --------------
                                                            45,050,025
CONSUMER PRODUCTS -- 1.01%
  Black & Decker Corporation               33,600            1,755,600
  Briggs & Stratton Corporation            20,700            1,110,038
  Nike Inc. (Class B)                      24,800            1,229,150
  Procter & Gamble Company                120,300           13,180,369
  Whirlpool Corporation                    90,600            5,894,662
                                                        --------------
                                                            23,169,819
CONSUMER SERVICES -- 0.25%
  First Data Corporation                  116,400            5,739,975
CRUDE & PETROLEUM -- 2.82%
  Anadarko Petroleum Corporation           77,800            2,654,925
  Chevron Corporation                     119,700           10,369,013
  Exxon Mobil Corporation                 375,500           30,251,219
  Royal Dutch Petroleum Company
    (ADR)                                 315,500           19,068,031
  Texaco Inc.                              43,300            2,351,731
                                                        --------------
                                                            64,694,919
ELECTRICAL EQUIPMENT -- 2.49%
  Emerson Electric Company                120,000            6,885,000
  General Electric Company                302,300           46,780,925
  Teradyne Inc. (a)                        51,400            3,392,400
                                                        --------------
                                                            57,058,325
ELECTRONICS -- 0.11%
  Rockwell International
    Corporation                            50,800            2,432,050

                         ENTERPRISE ACCUMULATION TRUST
                        MANAGED PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT         VALUE
                                  -------------------       -----
ENERGY -- 1.09%
  AES Corporation (a)                      30,800       $    2,302,300
  Atlantic Richfield Company               64,100            5,544,650
  Cinergy Corporation                     154,300            3,722,487
  El Paso Energy Corporation               28,800            1,117,800
  Enron Corporation                         6,000              266,250
  FirstEnergy Corporation                 273,200            6,198,225
  New Century Energies Inc.               190,000            5,771,250
                                                        --------------
                                                            24,922,962
ENTERTAINMENT & LEISURE -- 0.20%
  Walt Disney Company                      85,000            2,486,250
  Harrahs Entertainment Inc. (a)           83,400            2,204,888
                                                        --------------
                                                             4,691,138
FINANCE -- 1.77%
  Dun & Bradstreet Corporation            114,800            3,386,600
  Household International Inc.            574,900           21,415,025
  Merrill Lynch & Company Inc.             31,600            2,638,600
  MGIC Investment Corporation              77,000            4,634,437
  Morgan Stanley Dean Witter &
    Company                                58,800            8,393,700
                                                        --------------
                                                            40,468,362
FOOD & BEVERAGES & TOBACCO -- 2.65%
  Anheuser Busch Companies Inc.           101,800            7,215,075
  Coca-Cola Company                       151,800            8,842,350
  Conagra Inc.                            108,800            2,454,800
  Diageo (ADR)                            709,900           22,716,800
  Fortune Brands Inc.                      74,000            2,446,625
  General Mills Inc.                       65,400            2,338,050
  Great Atlantic & Pacific Tea
    Company                                81,300            2,266,237
  Philip Morris Companies Inc.            474,000           10,990,875
  Unilever N V                              7,000              381,063
  Wendys International Inc.                47,900              987,937
                                                        --------------
                                                            60,639,812
HEALTH CARE -- 0.28%
  Bausch & Lomb Inc.                       67,900            4,646,906
  United Healthcare Corporation            33,300            1,769,063
                                                        --------------
                                                             6,415,969
HOTELS & RESTAURANTS -- 2.89%
  McDonald's Corporation                1,645,900           66,350,344
INSURANCE -- 1.74%
  ACE Ltd.                                200,000            3,337,500
  Aon Corporation                          23,700              948,000
  XL Capital Ltd. (Class A)               685,961           35,584,227
                                                        --------------
                                                            39,869,727
MACHINERY -- 1.37%
  Applied Materials Inc. (a)               85,400           10,819,112
  Caterpillar Inc.                        437,850           20,606,316
                                                        --------------
                                                            31,425,428
MANUFACTURING -- 1.92%
  FMC Corporation (a)                      87,000            4,986,187
  ITT Industries Inc.                   1,000,000           33,437,500
  Tyco International Ltd.                 145,600            5,660,200
                                                        --------------
                                                            44,083,887
MEDICAL INSTRUMENTS -- 0.12%
  PE Corporation                           23,700            2,851,406

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT         VALUE
                                  -------------------       -----
METALS & MINING -- 0.34%
  Alcoa Inc.                               17,600       $    1,460,800
  INCO Ltd. (a)                            90,600            2,129,100
  Nucor Corporation                        46,300            2,537,819
  Worthington Industries Inc.             101,700            1,684,406
                                                        --------------
                                                             7,812,125
MISC. FINANCIAL
  SERVICES -- 6.30%
  American Express Company                 62,300           10,357,375
  Citigroup Inc.                        1,244,300           69,136,419
  Federal National Mortgage
    Association                           116,800            7,292,700
  Freddie Mac                           1,225,600           57,679,800
                                                        --------------
                                                           144,466,294
MULTI-LINE INSURANCE -- 0.77%
  American General Corporation             73,000            5,538,875
  American International Group
    Inc.                                   93,900           10,152,937
  Lincoln National Corporation             48,900            1,956,000
                                                        --------------
                                                            17,647,812
OIL SERVICES -- 0.72%
  Kerr-McGee Corporation                   15,900              985,800
  Occidental Petroleum
    Corporation                           286,700            6,199,887
  Phillips Petroleum Company              147,000            6,909,000
  Rowan Companies Inc.                    113,300            2,457,194
                                                        --------------
                                                            16,551,881
PAPER & FOREST PRODUCTS -- 1.92%
  Champion International
    Corporation                           407,400           25,233,337
  Fort James Corporation                    4,400              120,450
  Georgia-Pacific Group                   160,400            8,140,300
  International Paper Company             150,200            8,476,912
  Temple-Inland Inc.                       30,200            1,991,313
                                                        --------------
                                                            43,962,312
PAPER PRODUCTS -- 0.29%
  Boise Cascade Corporation                31,000            1,255,500
  Westvaco Corporation                     99,700            3,252,712
  Willamette Industries Inc.               45,300            2,103,619
                                                        --------------
                                                             6,611,831
PHARMACEUTICALS -- 4.99%
  Abbott Laboratories                      62,100            2,255,006
  American Home Products
    Corporation                           778,200           30,690,262
  Amgen Inc. (a)                          126,200            7,579,888
  Baxter International Inc.               102,700            6,450,844
  Bristol-Myers Squibb Company            259,400           16,650,237
  Eli Lilly & Company                      40,200            2,673,300
  Johnson & Johnson                       201,700           18,783,312
  Merck & Company Inc.                    229,400           15,384,138
  Pfizer Inc.                             258,200            8,375,363
  Pharmacia & Upjohn Inc.                  31,900            1,435,500
  Schering-Plough Corporation              56,400            2,379,375
  Warner-Lambert Company                   22,000            1,802,625
                                                        --------------
                                                           114,459,850
PRINTING & PUBLISHING -- 0.45%
  Donnelley (R. R.) & Sons
    Company                               419,500           10,408,844
PROPERTY-CASUALTY INSURANCE -- 0.10%
  St. Paul Companies Inc.                  68,500            2,307,594
PUBLISHING -- 0.04%
  New York Times Company                   16,800              825,300
RAW MATERIALS -- 0.17%
  Weyerhaeuser Company                     54,800            3,935,325

                         ENTERPRISE ACCUMULATION TRUST
                        MANAGED PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT         VALUE
                                  -------------------       -----
RETAIL -- 3.99%
  Dayton Hudson Corporation                77,100       $    5,662,031
  Federated Department Stores
    Inc. (a)                              153,100            7,741,119
  Gap Inc.                                 65,700            3,022,200
  Home Depot Inc.                         226,500           15,529,406
  K-Mart Corporation (a)                  144,000            1,449,000
  Limited Inc.                            117,400            5,084,887
  May Department Stores Company           198,800            6,411,300
  The Kroger Company                      650,000           12,268,750
  TJX Companies Inc.                      144,100            2,945,044
  Wal-Mart Stores Inc.                    452,400           31,272,150
                                                        --------------
                                                            91,385,887
SAVINGS AND LOAN -- 0.24%
  Golden West Financial
    Corporation                            96,300            3,226,050
  Washington Mutual Inc.                   86,700            2,254,200
                                                        --------------
                                                             5,480,250
TECHNOLOGY -- 0.67%
  Micron Technology Inc. (a)               51,600            4,011,900
  Texas Instruments Inc.                  116,300           11,266,563
                                                        --------------
                                                            15,278,463
TELECOMMUNICATIONS -- 8.45%
  Alltel Corporation                       84,900            7,020,169
  AT&T Corporation                        423,300           21,482,475
  Bell Atlantic Corporation               597,700           36,795,906
  BellSouth Corporation                    49,300            2,307,856
  GTE Corporation                         128,400            9,060,225
  Lucent Technologies Inc.                282,400           21,127,050
  MCI WorldCom Inc. (a)                   338,250           17,948,391
  Nortel Networks Corporation             158,800           16,038,800
  QUALCOMM Inc. (a)                        47,600            8,383,550
  SBC Communications Inc.                 209,800           10,227,750
  Sprint Corporation                      614,000           41,329,875
  Tellabs Inc. (a)                         22,400            1,437,800
  U.S. West Inc.                            7,600              547,200
                                                        --------------
                                                           193,707,047
TRANSPORTATION -- 1.18%
  Burlington Northern Santa Fe
    Corporation                             8,800              213,400
  CSX Corporation                          91,900            2,883,363
  UAL Corporation (a)                     245,000           19,002,812
  Union Pacific Corporation               112,800            4,920,900
                                                        --------------
                                                            27,020,475
UTILITIES -- 1.08%
  Ameren Corporation                      167,200            5,475,800
  American Electric Power Inc.            185,700            5,965,612
  GPU Inc.                                183,500            5,493,531
  KLA Tencor Corporation (a)               30,500            3,396,938
  Texas Utilities Company                 124,600            4,431,088
                                                        --------------
                                                            24,762,969
WASTE MANAGEMENT -- 0.90%
  Waste Management Inc.                 1,200,000           20,625,000

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT         VALUE
                                  -------------------       -----
WIRELESS COMMUNICATIONS -- 0.80%
  Motorola Inc.                           124,700       $   18,362,075
TOTAL COMMON STOCKS
(IDENTIFIED COST $1,704,554,825)                         1,962,541,652
----------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.69%
----------------------------------------------------------------------
  Federal National Mortgage
    Association, 6.50% due
    08/15/04                         $105,000,000          103,718,633
                                                        --------------
  Federal National Mortgage
    Association Discount Notes,
    5.65% due 01/31/00                 50,000,000           49,764,583
                                                        --------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
(IDENTIFIED COST $153,661,596)                             153,483,216
----------------------------------------------------------------------
U.S. TREASURY NOTES -- 0.09%
----------------------------------------------------------------------
  U.S. Treasury Note 7.875% due
    08/15/01                            1,976,500            2,025,263
                                                        --------------
TOTAL U.S. TREASURY NOTES
(IDENTIFIED COST $1,985,722)                                 2,025,263
----------------------------------------------------------------------
COMMERCIAL PAPER -- 3.70%
----------------------------------------------------------------------
  American Express Credit
    Corporation, 6.25% due
    01/14/00                           35,000,000           34,921,007
  Ford Motor Credit Company
    6.06% due 01/12/00                 50,000,000           49,907,417
                                                        --------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $84,828,424)                               84,828,424
----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.00%
----------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement, 2.50%
    due 01/03/00
    Collateral: U.S. Treasury
    Note $16,050,000, 5.75% due
    08/15/03, Value $16,112,781
    U.S. Treasury Note
    $30,685,000, 5.75% due
    08/15/03, Value $30,808,750        45,868,000           45,868,000
                                                        --------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $45,868,000)                               45,868,000
----------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $1,990,898,567)                        $2,248,746,555
OTHER ASSETS LESS LIABILITIES -- 1.91%                      43,720,651
                                                        --------------
NET ASSETS -- 100%                                      $2,292,467,206
======================================================================

(a) Non-income producing security.

(ADR) American Depository Receipt.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                               BALANCED PORTFOLIO

MONTAG & CALDWELL
ATLANTA, GEORGIA

Investment Management

     Montag & Caldwell, which has approximately $35 billion in assets under management, became manager of the Portfolio on July 15, 1999, the Portfolio's inception date. Montag's normal investment minimum for a separate account is $40 million.

Investment Objective

     The Portfolio seeks long-term total return.

Investment Strategies

     Generally, between 55 percent and 75 percent of the Balanced Portfolio's total assets will be invested in equity securities, and at least 25 percent of the Balanced Portfolio's total assets will be invested in fixed income securities. The portfolio allocation will vary based upon the Portfolio Manager's assessment of the return potential of each asset class. For equity investments, the Portfolio Manager uses a bottom-up approach to stock selection, focusing on high quality, well-established companies that have a strong history of earnings growth; attractive prices relative to the company's potential for above average; long-term earnings and revenue growth; strong balance sheets; a sustainable competitive advantage; the potential to become (or currently are) industry leaders; and the potential to outperform the market during downturns. When selecting fixed income securities, the Portfolio Manager will seek to maintain the Portfolio's weighted average duration within 20 percent of the duration of the Lehman Brothers Government Corporate Index. Emphasis is also placed on diversification and credit analysis. The Portfolio will only invest in fixed income securities with an "A" or better rating. Fixed income investments will include: U.S. Government securities; corporate bonds; mortgage/asset-backed securities; and money market securities and repurchase agreements.

1999 Performance Review

     Due to the strength in the Portfolio's equities, the Portfolio is off to a good start since its inception date of July 1, 1999. While the S&P 500 and other market-weighted indices made considerable progress in 1999, many stocks showed little change or actually declined in price. The year's stock market advance was extremely narrow, dominated almost exclusively by the technology sector.

     Montag thinks the weakness in the broader market is related to the increase in both short and long-term interest rates. Higher interest rates increase the costs of borrowing for consumers and businesses and reduce the attractiveness of stocks versus higher yielding bonds.

                         GROWTH OF A $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                   BALANCED PORTFOLIO            60% S&P 500/40%         LIPPER BALANCED INDEX*
                                                   ------------------            LEHMAN BROTHERS         ----------------------
                                                                                GOV'T/CORP INDEX*
                                                                                -----------------
7/31/99                                                 10,000.00                    10,000.00                    10,000.00
1999                                                    10,766.00                    10,685.00                    10,460.00

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
           * Return calculated as of July 31, 1999 to correspond with the indices indicated. Actual return since inception of July 15, 1999 was 4.00%.
           ** The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lehman Brothers Intermediate Government/Bond Index is an unmanaged index of all investment grade bonds in the Lehman Brothers Bond Index and Government Bond Index that have at least one year to maturity. It includes reinvested interest and excludes any transaction or holding charges. The Lipper Balanced Index is an unmanaged index of the 30 largest funds, based on total year-end net assets, in the Lipper Balanced Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

     While many technology stocks are now richly valued, Montag believes there are still selective opportunities in technology. Global industry conditions remain robust, and the build-out of the Internet is increasing the demand for technology goods and services.

     As it becomes more evident to investors that the Federal Reserve will be successful at engineering a soft landing for the U.S. economy, the broader market may begin to improve. Bond yields may then stabilize and drift somewhat lower as the economy slows; and investors may become increasingly confident that corporate profits can keep growing since a recession-induced decline in profits may not be needed to keep inflation in check. Because the Federal Reserve is operating in a preemptive fashion, Montag believes the Fed will be successful in achieving sustained economic growth with low inflation and, as a result, the stock market will begin to broaden out while it continues toward higher levels.

     In addition to selective technology issues, Montag continues to view the shares of global, consumer growth companies as quite attractive. With the triumph of capitalism, the longer-term opportunities for these high quality companies may be enormous. Now that consumers overseas are benefiting from the pickup in world trade, the intermediate term outlook is also quite good. Montag expects research-driven pharmaceutical and medical device companies to perform better in 2000 because their shares represent excellent value and offer strong double-digit earnings growth prospects. Well-positioned consumer-oriented companies with a global opportunity, but more dependent on the U.S. economy, may also do well as it becomes more evident that a soft economic landing has been achieved.

     Although Montag's long-term outlook for bonds is positive, Montag anticipates that short-term anxiety over further Federal Reserve action and concern about the strength of holiday retail spending may cause interest rates to increase temporarily. With real GDP continuing to increase at a strong rate, many market participants expect the Fed to increase short-term interest rates at their February meeting. Inflation continues to be contained despite tight labor markets and strength in global economies. Montag expects that the combination of preemptive actions by the Fed and continued tame inflation will lead to a soft landing that may allow interest rates to drift lower over the long term.

     The views expressed in this report reflect those of the Portfolio Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                               BALANCED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

                                  NUMBER OF SHARES OR
    COMMON STOCKS -- 65.78%        PRINCIPAL AMOUNT         VALUE
----------------------------------------------------------------------
BANKING -- 1.51%
  Wells Fargo & Company                     3,700       $      149,619
BUSINESS SERVICES -- 1.93%
  Interpublic Group of Companies
    Inc.                                    3,300              190,369
COMPUTER HARDWARE -- 6.59%
  Dell Computer Corporation (a)             2,100              107,100
  EMC Corporation (a)                       1,300              142,025
  Hewlett-Packard Company                   2,300              262,056
  Intel Corporation                         1,700              139,931
                                                        --------------
                                                               651,112
COMPUTER SERVICES -- 3.27%
  Electronic Data Systems
    Corporation                             3,400              227,587
  Solectron Corporation (a)                 1,000               95,125
                                                        --------------
                                                               322,712
COMPUTER SOFTWARE -- 7.25%
  Electronic Arts Inc. (a)                  2,000              168,000
  Microsoft Corporation (a)                 2,300              268,525
  Oracle Corporation (a)                    2,500              280,156
                                                        --------------
                                                               716,681
CONSUMER PRODUCTS -- 6.38%
  Gillette Company                          6,300              259,481
  Newell Rubbermaid Inc.                    4,500              130,500
  Procter & Gamble Company                  2,200              241,038
                                                        --------------
                                                               631,019
ELECTRICAL EQUIPMENT -- 1.41%
  General Electric Company                    900              139,275
ENTERTAINMENT & LEISURE -- 1.11%
  Carnival Corporation                      2,300              109,969
FOOD & BEVERAGES & TOBACCO -- 5.28%
  Bestfoods                                 3,400              178,712
  Coca-Cola Company                         4,500              262,125
  PepsiCo Inc.                              2,300               81,075
                                                        --------------
                                                               521,912
HEALTH CARE -- 1.48%
  Medtronic Inc.                            4,000              145,750
HOTELS & RESTAURANTS -- 4.44%
  Marriott International Inc.
    (Class A)                               5,100              160,969
  McDonald's Corporation                    6,900              278,156
                                                        --------------
                                                               439,125
MEDICAL INSTRUMENTS -- 1.77%
  Boston Scientific Corporation
    (a)                                     8,000              175,000
MISC. FINANCIAL
  SERVICES -- 1.51%
  American Express Company                    900              149,625
MULTI-LINE INSURANCE -- 2.19%
  American International Group
    Inc.                                    2,000              216,250
PHARMACEUTICALS -- 7.69%
  Bristol-Myers Squibb Company              2,600              166,888
  Johnson & Johnson                         2,000              186,250
  Pfizer Inc.                               8,000              259,500
  Schering-Plough Corporation               3,500              147,656
                                                        --------------
                                                               760,294

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT         VALUE
                                  -------------------       -----
RETAIL -- 7.32%
  Circuit City Stores Inc.                  2,200       $       99,138
  Costco Wholesale Corporation
    (a)                                     1,500              136,875
  Gap Inc.                                  3,900              179,400
  Home Depot Inc.                           4,500              308,531
                                                        --------------
                                                               723,944
TELECOMMUNICATIONS -- 4.65%
  MCI WorldCom Inc. (a)                     4,800              254,700
  Tellabs Inc. (a)                          3,200              205,400
                                                        --------------
                                                               460,100
TOTAL COMMON STOCKS
(IDENTIFIED COST $6,046,433)                                 6,502,756
----------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 7.01%
----------------------------------------------------------------------
ENERGY -- 0.94%
  Peco Energy Transport Trust
    6.05% due 03/01/09               $    100,000               92,423
FINANCE -- 2.66%
  Citicorp Medium Term
    Subordinated Notes, 7.00%
    due 07/01/07                          100,000               96,205
  Ford Motor Credit Company
    7.00% due 09/25/01                    100,000              100,065
  National Rural Utilities
    Cooperative Finance, 5.75%
    due 11/01/08                           75,000               66,844
                                                        --------------
                                                               263,114
OIL SERVICES -- 1.20%
  Conoco Inc. 5.90% due 04/15/04          125,000              119,043
PHARMACEUTICALS -- 1.22%
  Warner Lambert Company 5.75%
    due 01/15/03                          125,000              120,898
RETAIL -- 0.99%
  Wal-Mart Stores Inc., 6.875%
    due 08/10/09                          100,000               97,362
TOTAL CORPORATE BONDS AND NOTES
(IDENTIFIED COST $704,603)                                     692,840
----------------------------------------------------------------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 21.76%
----------------------------------------------------------------------
FEDERAL HOME LOAN BANKS -- 2.77%
  Federal Home Loan Bank 5.125%
    due 04/17/01                          100,000               98,388
  Federal Home Loan Mortgage
    Corporation, 5.125% due
    10/15/08                              200,000              175,442
                                                        --------------
                                                               273,830
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.98%
  Federal National Mortgage
    Association, 5.75% due
    04/15/03                              100,000               97,172

                         ENTERPRISE ACCUMULATION TRUST
                       BALANCED PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT         VALUE
                                  -------------------       -----
U. S. TREASURY NOTES -- 10.96%
  U.S. Treasury Note 6.625% due
    04/30/02                         $    225,000       $      226,629
  U.S. Treasury Note 5.75% due
    08/15/03                              325,000              318,248
  U.S. Treasury Note 7.875% due
    11/15/04                              300,000              317,130
  U.S. Treasury Note 6.25% due
    02/15/07                              225,000              221,422
                                                        --------------
                                                             1,083,429
U. S. TREASURY BONDS -- 7.05%
  U.S. Treasury Bond 7.25% due
    05/15/16                              125,000              130,662
  U.S. Treasury Bond 8.125% due
    08/15/19                              175,000              199,369
  U.S. Treasury Bond 8.00% due
    11/15/21                              130,000              147,526
  U.S. Treasury Bond 6.25% due
    08/15/23                              125,000              117,862
  U.S. Treasury Bond 6.875% due
    08/15/25                              100,000              101,809
                                                        --------------
                                                               697,228
TOTAL U. S. GOVERNMENT & AGENCY OBLIGATIONS
(IDENTIFIED COST $2,193,403)                                 2,151,659
----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 13.64%
----------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement, 2.50%
    due 01/03/00
    Collateral: U.S. Treasury
    Note $1,375,000, 4.50% due
    01/31/01, Value $1,402,612          1,348,000            1,348,000
                                                        --------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $1,348,000)                                 1,348,000
----------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $10,292,439)                           $   10,695,255
OTHER ASSETS LESS LIABILITIES -- (8.19)%                      (809,246)
                                                        --------------
NET ASSETS -- 100%                                      $    9,886,009
======================================================================

(a) Non-income producing security.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                           HIGH-YIELD BOND PORTFOLIO

CAYWOOD-SCHOLL CAPITAL MANAGEMENT
SAN DIEGO, CALIFORNIA

Investment Management

     Caywood-Scholl has been Portfolio Manager to the Enterprise High-Yield Bond Portfolio since its inception on November 18, 1994. Caywood-Scholl manages approximately $1.4 billion for institutional clients, and its normal investment minimum is $1 million.

Investment Objective

     The objective of the Enterprise High-Yield Bond Portfolio is to seek maximum current income.

Investment Strategies

     The High-Yield Bond Portfolio invests primarily in high-yield, income-producing U.S. corporate bonds rated B3 to Ba1 by Moody's Investors Service, Inc. ("Moody's") or B- to BB+ by Standard & Poor's corporation ("S&P"), which are commonly known as "junk bonds." The Portfolio's investments are selected by the Portfolio Manager after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the Portfolio Manager identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative value in relation to the high-yield market. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Portfolio Manager have characteristics of such lower-grade bonds. Should an investment be subsequently downgraded to Ca or lower or CC or lower, the Portfolio Manager has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20 percent of the Portfolio's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Portfolio Manager, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income producing cash equivalents.

1999 Performance Review

     After nine months of lackluster performance, the high yield market turned in a pretty good fourth quarter. There were several trends that contributed to the market's rally, including the strong performance of equities, the recovery of the emerging market debt prices and a balancing of the market technicals largely due to a strong demand from structured buyers. As was the case for much of the year demand was concentrated on larger, more liquid issuers, especially those of higher credit quality.

     The fundamentals of the high yield market at year-end 1999 are good. Strong growth and healthy levels of profitability have allowed many companies to report record or near record levels of cash flow and profitability. Clearly, the macro economic foundation to the market is solid. With three interest rate hikes in, the Fed is out to change current market conditions. Uncertainty is rarely a investor's friend; therefore, this fundamental is negative for the market. Equity capital is readily available to companies within favored sectors, namely telecommunications and media, a notable credit positive for many issuers within these industries. However, for the remainder of the market's issuers, which tend to fall into the small capitalization category, access to equity capital was inconsistent and was generally viewed as unsupportive to credit conditions. Meanwhile, access to bank financing appears to be quite healthy. Capital access is moderately favorable for high yield. The threat of deflation is largely behind us, leaving the old nemesis inflation. However, for the high yield market inflation is a relatively neutral fundamental. Most high yield issuers have learned to manage their businesses without the benefit of pricing power. The default rate of the market has accelerated all year, ending at a 7.78 percent domestic default rate (per Moody's trailing-twelve-months). Most market participants believe that the default rate may have peaked or is very close to making a plateau. Caywood-Scholl believes the current level of defaults is a negative for the market, but may be largely priced in. From a historical perspective the high yield market is cheap. Although it may stay this way for sometime, the compounding of this yield may be attractive to most fixed income investors.

     From a technical perspective, the most widely watched barometer of demand is mutual fund flow. In 1999, high yield mutual fund inflow was $6 billion compared to $19 billion in 1998. The slackening in demand by mutual fund investors is believed to have mirrored the general appetite for high yield bonds. The one notable exception was the structured debt buy or CBO buyer. CBO's purchased $53 billion in high yield loans and securities in 1999. For much of the year they were the driving forces behind demand. In 1999, the total supply of high yield bonds was $100 billion versus $151 billion in 1998. This was the lowest level of issuance since 1996.

                         GROWTH OF A $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                                              LEHMAN HIGH-YIELD BB       LIPPER HIGH-YIELD BOND
                                                HIGH-YIELD BOND PORTFOLIO          BOND INDEX*                 FUND INDEX*
                                                -------------------------     --------------------       ----------------------
11/30/94                                                  10000                       10000                       10000
1994                                                      10111                       10079                       10025
1995                                                      11788                       12280                       11767
1996                                                      13314                       13376                       13296
1997                                                      15096                       15066                       15047
1998                                                      15639                       15955                       15035
1999                                                      16243                       16254                       15753

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
           * The Lehman Brothers High Yield BB Index is an unmanaged index of fixed rate, public non-convertible securities that are rated Ba1 or lower by Moody's Investor Services, or BB+ or lower by Standard & Poors if a Moody's rating is not equitable. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. The Lipper High Current Yield Bond Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net assets, in the Lipper High Current Yield Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

     The technical picture in the high yield market has been somewhat weak for nearly the past one and a half years. Caywood-Scholl does not expect this to dramatically change with the Federal Reserve in the process of slowing economic growth by raising interest rates. Still, for the long-term investor who is willing to wait for the fundamentals to rise over the current technical environment, the market is historically attractive and at worst, no more than fairly valued. Another defensive characteristic that the high yield market has historically demonstrated is its low correlation of monthly returns with other asset classes such as common stock and U.S. treasuries. For those investors desiring less volatility and high current cash flow, the high yield sector may be of interest.

     The views expressed in this report reflect those of the Portfolio Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                           HIGH-YIELD BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

 CORPORATE BONDS, CONVERTIBLE
     SECURITIES, COMMON &        NUMBER OF SHARES OR
  PREFERRED STOCKS -- 88.39%      PRINCIPAL AMOUNT        VALUE
-------------------------------------------------------------------
AEROSPACE -- 0.74%
  BE Aerospace Inc.
    9.50% due 11/01/08               $  250,000        $    234,375
  Coltec Industries Inc.
    7.50% due 04/15/08 (b)              600,000             574,500
                                                       ------------
                                                            808,875
APPAREL & TEXTILES -- 0.42%
  Fruit of the Loom Inc. (b)
    8.875% due 04/15/06                 700,000              31,500
  Levi Strauss & Company
    6.80% due 11/01/03                  250,000             205,098
  Levi Strauss & Company
    7.00% due 11/01/06                  300,000             219,567
                                                       ------------
                                                            456,165
AUTOMOTIVE -- 1.94%
  Avis Rent a Car Inc.
    11.00% due 05/01/09                 550,000             580,250
  Budget Group Inc.
    9.125% due 04/01/06                 850,000             788,375
  Lear Corporation
    7.96% due 05/15/05                  350,000             335,562
  Sonic Automotive Inc. (Series
    B)
    11.00% due 08/01/08                 450,000             430,875
                                                       ------------
                                                          2,135,062
BANKING -- 0.87%
  Bay View Capital Corporation
    9.125% due 08/15/07                 550,000             468,875
  Western Financial Savings
    Bank Orange California,
    8.50% due 07/01/03                  550,000             485,375
                                                       ------------
                                                            954,250
BROADCASTING -- 7.35%
  Allbritton Communications
    Company (Series B),
    8.875% due 02/01/08                 450,000             435,375
  Chancellor Media Corporation
    9.00% due 10/01/08                  550,000             572,000
  Chancellor Media Corporation
    (Series B),
    8.125% due 12/15/07                 750,000             750,000
  Echostar DBS Corporation
    9.375% due 02/01/09               1,000,000           1,002,500
  Fox Family Worldwide Inc.
    0/10.25% due 11/01/07 (c)         2,050,000           1,690,937
  Fox/Liberty Networks LLC
    0/9.75% due 08/15/07 (c)          2,700,000           2,163,375
  Rogers Communications Inc.
    9.125% due 01/15/06                 200,000             200,500
  Rogers Communications Inc.
    8.875% due 07/15/07                 500,000             506,875
  Sinclair Broadcast Group Inc.
    8.75% due 12/15/07                  800,000             750,000
                                                       ------------
                                                          8,071,562


                                 NUMBER OF SHARES OR
                                  PRINCIPAL AMOUNT        VALUE
                                  ----------------        -----
BUILDING &
  CONSTRUCTION -- 4.82%
  American Standard Inc.
    7.375% due 02/01/08              $1,400,000        $  1,295,000
  Building Materials
    Corporation America (Series
    B),
    7.75% due 07/15/05                  550,000             506,000
  Building Materials
    Corporation America (Series
    B),
    8.00% due 10/15/07                  400,000             371,000
  Group Maintenance America
    Corporation,
    9.75% due 01/15/09                  850,000             843,625
  Integrated Electrical
    Services
    9.375% due 02/01/09                 800,000             792,000
  Nortek Inc.
    8.875% due 08/01/08                 400,000             380,000
  Nortek Inc. (Series B)
    9.125% due 09/01/07                 900,000             870,750
  Republic Group Inc.
    9.50% due 07/15/08                  250,000             236,562
                                                       ------------
                                                          5,294,937
BUSINESS SERVICES -- 0.88%
  United Rentals Inc. (Series
    B)
    8.80% due 08/15/08                1,025,000             971,187
CABLE -- 5.91%
  Adelphia Communications
    Corporation,
    7.875% due 05/01/09                 250,000             225,000
  Adelphia Communications
    Corporation,
    9.375% due 11/15/09                 350,000             344,750
  Adelphia Communications
    Corporation (Series B),
    9.25% due 10/01/02                  100,000             100,250
  Adelphia Communications
    Corporation (Series B),
    10.50% due 07/15/04                 850,000             887,187
  Century Communications
    Corporation,
    9.50% due 03/01/05                  400,000             403,000
  Century Communications
    Corporation (Series B),
    Zero Coupon/8.84% due
    01/15/08 (c)                        850,000             377,188
  Charter Communication
    Holdings
    8.25% due 04/01/07                1,875,000           1,734,375
  Mediacom LLC/Mediacom Capital
    Corporation (Series B),
    8.50% due 04/15/08                  550,000             515,625
  Telewest Communications
    0/9.25% due 04/15/09 (c)          1,750,000           1,111,250
  Williams Communications
    Corporation,
    10.70% due 10/01/07                 750,000             789,375
                                                       ------------
                                                          6,488,000

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999


                                 NUMBER OF SHARES OR
                                  PRINCIPAL AMOUNT        VALUE
                                  ----------------        -----
CHEMICALS -- 1.29%
Huntsman Polymers Corporation
  11.75% due 12/01/04                $  250,000        $    262,500
  Lyondell Chemical Company
    9.625% due 05/01/07                 550,000             565,125
  PCI Chemicals Canada Inc.
    9.25% due 10/15/07                  300,000             231,000
  Pioneer Americas Acquisition
    Corporation (Series B),
    9.25% due 06/15/07                  450,000             355,500
                                                       ------------
                                                          1,414,125
COMMUNICATIONS -- 4.13%
  Globalstar LP/Globalstar
    Capital
    11.375% due 02/15/04              1,000,000             677,500
  Globalstar LP/Globalstar
    Capital
    10.75% due 11/01/04                 150,000              97,875
  Globalstar LP/Globalstar
    Capital
    11.50% due 06/01/05              $  250,000             165,625
  Globalstar Telecommunications
    (Wts) (a)                               450              98,871
  Level 3 Communications Inc.
    9.125% due 05/01/08              $1,025,000             966,063
  Level 3 Communications Inc.
    0/10.50% due 12/01/08 (c)           700,000             422,625
  Loral Space & Communications
    Ltd.,
    9.50% due 01/15/06                  200,000             180,000
  Loral Space & Communication
    Ltd.
    0/12.50% due 01/15/07 (c)        $1,100,000             507,375
  Loral Space & Communication
    Ltd.
  (Wts) (a)                                 600               6,915
  Metromedia Fiber Network Inc.
    10.00% due 11/15/08                 500,000             512,500
  Metromedia Fiber Network Inc.
    10.00% due 12/15/09                 500,000             513,750
  Qwest Communications
    International Inc. (Series
    B),
    0/8.29% due 02/01/08 (c)            500,000             381,875
                                                       ------------
                                                          4,530,974
COMPUTER SOFTWARE -- 0.46%
  PSINet Inc.
    10.50% due 12/01/06                 500,000             506,250
CONSUMER PRODUCTS -- 3.22%
  Chattem Inc. (Series B)
    8.875% due 04/01/08               1,000,000             940,000
  Corning Consumer Products
    Company (Series B),
    9.625% due 05/01/08                 350,000             276,063
  French Fragrances Inc.
    (Series B),
    10.375% due 05/15/07                350,000             338,625
  French Fragrances Inc.
    (Series D),
    10.375% due 05/15/07                200,000             193,500
  Scotts Company
    8.625% due 01/15/09               1,000,000             977,500
  Sealy Mattress Company
    (Series B),
    0/10.875% due 12/15/07 (c)        1,150,000             809,312
                                                       ------------
                                                          3,535,000


                                 NUMBER OF SHARES OR
                                  PRINCIPAL AMOUNT        VALUE
                                  ----------------        -----
CONTAINERS/PACKAGING -- 2.35%
  Huntsman Packaging
    Corporation
    9.125% due 10/01/07              $  600,000        $    580,500
  Owens Illinois Inc.
    8.10% due 05/15/07                  550,000             525,702
  Owens Illinois Inc.
    7.35% due 05/15/08                1,000,000             905,634
  United States Can Corporation
    (Series B),
    10.125% due 10/15/06                550,000             570,625
                                                       ------------
                                                          2,582,461
CRUDE & PETROLEUM -- 0.46%
  Clark Refining & Marketing
    Inc.
    8.875% due 11/15/07                 250,000             150,625
  Trizec Hahn Corporation
    (Series B),
    10.875% due 12/01/05                800,000             358,000
                                                       ------------
                                                            508,625
DRUGS & MEDICAL PRODUCTS -- 2.02%
  Biovail Corporation
    International,
    10.875% due 11/15/05              1,100,000           1,152,250
  King Pharmaceuticals Inc.
    10.75% due 02/15/09               1,000,000           1,065,000
                                                       ------------
                                                          2,217,250
ELECTRONICS -- 0.10%
  Axiohm Transaction Solutions
    9.75% due 10/01/07 (b)              500,000             113,750
ENERGY -- 1.61%
  Calpine Corporation
    7.75% due 04/15/09                  900,000             852,750
  CMS Energy Corporation
    7.50% due 01/15/09                  250,000             225,376
  Cogentrix Energy Inc
    8.75% due 10/15/08                  150,000             150,938
  Ocean Energy Inc. (Series B)
    8.375% due 07/01/08                 550,000             539,000
                                                       ------------
                                                          1,768,064
FINANCE -- 1.61%
  PDVSA Finance Ltd.
    9.375% due 11/15/07                 400,000             378,884
  RBF Finance Company
    11.00% due 03/15/06               1,300,000           1,391,000
                                                       ------------
                                                          1,769,884
FOOD & BEVERAGES & TOBACCO -- 3.06%
  Canandaigua Brands Inc.
    8.625% due 08/01/06               1,000,000             995,000
  Canandaigua Brands Inc.
    8.50% due 03/01/09                  400,000             381,000
  NBTY Inc. (Series B)
    8.625% due 09/15/07                 800,000             736,000
  Stater Brothers Holdings Inc.
    10.75% due 08/15/06                 975,000             977,437
  Twin Laboratories Inc.
    10.25% due 05/15/06                 260,000             273,325
                                                       ------------
                                                          3,362,762

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999


                                 NUMBER OF SHARES OR
                                  PRINCIPAL AMOUNT        VALUE
                                  ----------------        -----
GAMING -- 2.85%
  Boyd Gaming Corporation
    9.50% due 07/15/07               $  750,000        $    744,375
  Circus Circus Enterprises
    Inc.
    9.25% due 12/01/05                  750,000             761,250
  Empress Entertainment Inc.
    8.125% due 07/01/06                 800,000             793,000
  Mirage Resorts Inc.
    6.75% due 08/01/07                  200,000             176,054
  Trump Atlantic City
    Associates
    11.25% due 05/01/06                 800,000             657,000
                                                       ------------
                                                          3,131,679
HEALTH CARE -- 2.88%
  Columbia/HCA Healthcare
    Corporation,
    7.15% due 03/30/04                  300,000             278,603
  Columbia/HCA Healthcare
    Corporation,
    7.00% due 07/01/07                  500,000             442,363
  Columbia/HCA Healthcare
    Corporation,
    7.25% due 05/20/08                  250,000             221,696
  Dade International Inc.
    (Series B),
    11.125% due 05/01/06                350,000             342,125
  Fisher Scientific
    International Inc.,
    9.00% due 02/01/08               $  850,000             816,000
  Fresenius Medical Care
    Capital Trust (Preferred
    Stock)                                  150             144,375
  Quest Diagnostics Inc.
    10.75% due 12/15/06              $  600,000             631,500
  Tenet Healthcare Corporation
    8.125% due 12/01/08                 300,000             280,123
                                                       ------------
                                                          3,156,785
HOTELS & RESTAURANTS -- 1.91%
  Foodmaker Corporation (Series
    B)
    9.75% due 11/01/03                  250,000             255,352
  Foodmaker Inc.
    8.375% due 04/15/08                 950,000             885,875
  Hammon (John Q.) Hotels
    8.875% due 02/15/04                 250,000             225,938
  Host Marriot LP
    8.375% due 02/15/06                 500,000             471,875
  Sbarro Inc.
    11.00% due 09/15/09                 250,000             256,875
                                                       ------------
                                                          2,095,915
MACHINERY -- 1.28%
  Applied Power Inc.
    8.75% due 04/01/09                1,000,000             977,500
  Columbus McKinnon Corporation
    8.50% due 04/01/08                  500,000             431,250
                                                       ------------
                                                          1,408,750
MEDICAL INSTRUMENTS -- 0.54%
  Charles River Labs
    13.50% due 10/01/09                 250,000             260,000
  Fisher Scientific
    International Inc.,
    9.00% due 02/01/08                  350,000             336,000
                                                       ------------
                                                            596,000
MEDICAL SERVICES -- 0.85%
  Triad Hospitals Holdings Inc.
    11.00% due 05/15/09                 900,000             936,000


                                 NUMBER OF SHARES OR
                                  PRINCIPAL AMOUNT        VALUE
                                  ----------------        -----
METALS & MINING -- 1.88%
  AK Steel Corporation
    7.875% due 02/15/09              $1,200,000        $  1,140,000
  LTV Corporation
    11.75% due 11/15/09                 200,000             208,500
  WCI Steel Inc. (Series B)
    10.00% due 12/01/04                 700,000             712,250
                                                       ------------
                                                          2,060,750
OIL SERVICES -- 0.86%
  Gulf Canada Resources Ltd.
    8.375% due 11/15/05                 700,000             698,250
  Nuevo Energy Company
    9.50% due 06/01/08                  250,000             249,688
                                                       ------------
                                                            947,938
PAPER & FOREST
  PRODUCTS -- 0.82%
  Buckeye Cellulose Corporation
    8.50% due 12/15/05                  550,000             537,625
  SD Warren Company (Series B)
    12.00% due 12/15/04                 350,000             366,188
                                                       ------------
                                                            903,813
PRINTING & PUBLISHING -- 1.73%
  Nebraska Book Company Inc.
    8.75% due 02/15/08                  750,000             645,000
  TV Guide Inc.
    8.125% due 03/01/09               1,250,000           1,250,000
                                                       ------------
                                                          1,895,000
RETAIL -- 2.28%
  Boyds Collection Limited
    9.00% due 05/15/08                  478,000             452,905
  Buhrmann U.S. Inc.
    12.25% due 11/01/09                 875,000             907,813
  Cole National Group Inc.
    8.625% due 08/15/07                 850,000             643,875
  K Mart Corporation
    8.375% due 12/01/04                 500,000             494,452
                                                       ------------
                                                          2,499,045
TELECOMMUNICATIONS -- 18.47%
  21st Century Telecom Group
    Inc.
    0/12.25% due 02/15/08 (c)           850,000             568,437
  AT & T Canada Inc                         342              13,766
  Bresnan Communications Group
    8.00% due 02/01/09                  600,000             478,000
  CCPR Services Inc.
    10.00% due 02/01/07                 650,000             693,062
  CINC Bell Inc.
    9.00% due 04/15/08                  500,000             505,000
  Crown Castle International
    Corporation,
    0/10.625% due 11/15/07 (c)        1,100,000             826,375
  Crown Castle International
    Corporation,
    9.00% due 05/15/11               $  400,000             392,000
  E. Spire Communications Inc.
    (Wts) (a)                               300               1,594
  Firstworld Communications
    Inc.
    0/13.00% due 04/15/08 (c)        $  300,000             163,125
  Firstworld Communications
    Inc.
    (Wts) (a) (d)                           300                   0
  Flag Ltd.
    8.25% due 01/30/08               $1,250,000           1,146,875
  Global Crossings Holdings
    Ltd.
    9.625% due 05/15/08                 400,000             398,000
  ICG Holdings Inc.
    0/12.50% due 05/01/06 (c)           700,000             531,125

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999


                                 NUMBER OF SHARES OR
                                  PRINCIPAL AMOUNT        VALUE
                                  ----------------        -----
  ICG Services Inc.
    0/10.00% due 02/15/08 (c)        $  250,000        $    124,688
  Intermedia Communications
    Inc. (Series B),
    0/11.25% due 07/15/07 (c)           250,000             187,187
  Intermedia Communications
    Inc. (Series B),
    8.50% due 01/15/08                  575,000             529,000
  McLeodUSA Inc.
    0/10.50%
    due 03/01/07 (c)                  1,000,000             811,250
  McLeodUSA Inc.
    8.125% due 02/15/09                 700,000             652,750
  Metronet Communications
    Corporation,
    0/10.75% due 11/01/07 (c)           500,000             412,500
  Nextel Communications
    9.75% due 08/15/04                  350,000             361,375
  Nextel Communications
    0/10.65% due 09/15/07 (c)         1,000,000             751,250
  Nextel Communications
    0/9.75% due 10/31/07 (c)          1,050,000             752,062
  Nextel Communications
    0/9.95% due 02/15/08 (c)            700,000             494,375
  Nextel Communications
    9.375% due 11/15/09                 750,000             736,875
  Nextlink Communications
    0/9.45% due 04/15/08 (c)          1,300,000             807,625
  Nextlink Communications
    10.75% due 11/15/08                 750,000             778,125
  Omnipoint Corporation
    11.50% due 09/15/09                 500,000             545,000
  Omnipoint Corporation (Series
    A)
    11.625% due 08/15/06                200,000             213,000
  Orange
    8.00% due 08/01/08               $  550,000             558,250
  Pagemart Nationwide Inc.
    (Wts.) (a)                              875              13,563
  Panamsat Corporation
    6.375% due 01/15/08              $1,000,000             855,804
  Pathnet Inc.
    12.25% due 04/15/08                 250,000             160,000
  Pathnet Inc. (Wts.) (a) (d)               250                   0
  RCN Corporation
    0/11.125% due 10/15/07 (c)       $  850,000             678,500
  RCN Corporation (Series B)
    0/9.80% due 02/15/08 (c)            650,000             428,188
  Rogers Cantel Inc.
    8.80% due 10/01/07                  850,000             864,875
  Sprint Spectrum LP
    0/12.50% due 08/15/06 (c)           450,000             414,563
  Teligent Inc.
    11.50% due 12/01/07                 250,000             243,125
  Voicestream Wire Company
    10.375% due 11/15/09                650,000             667,875
  Winstar Communications Inc.
    10.00% due 03/15/08                 850,000             813,875
  Winstar Equipment Corporation
    12.50% due 03/15/04                 650,000             706,875
                                                       ------------
                                                         20,279,914


                                 NUMBER OF SHARES OR
                                  PRINCIPAL AMOUNT        VALUE
                                  ----------------        -----
TEXTILES -- 3.77%
  Phillips Van Heusen
    Corporation
    9.50% due 05/01/08               $  900,000        $    839,250
  Polymer Group Inc. (Series B)
    9.00% due 07/01/07                  525,000             513,187
  Polymer Group Inc. (Series B)
    8.75% due 03/01/08                  250,000             241,875
  Westpoint Stevens Inc.
    7.875% due 06/15/08               2,350,000           2,109,125
  William Carter Company
    (Series A),
    10.375% due 12/01/06                500,000             436,875
                                                       ------------
                                                          4,140,312
TRANSPORTATION -- 1.34%
  Eletson Holdings Inc.
    9.25% due 11/15/03                  350,000             315,000
  Northwest Airlines Inc.
    8.52% due 04/07/04                1,000,000             943,987
  TBS Shipping International
    Ltd.
    10.00% due 05/01/05 (b)             550,000             217,250
                                                       ------------
                                                          1,476,237
TRAVEL/ENTERTAINMENT/LEISURE -- 0.22%
  International Game Technology
    7.875% due 05/15/04                 250,000             243,125
UTILITIES -- 0.73%
  AES Corporation
    9.50% due 06/01/09                  400,000             403,000
  Ferrellgas Partners LP
    (Series B),
    9.375% due 06/15/06                 300,000             297,750
  Midland Funding Corporation
    (Series C-94),
    10.33% due 07/23/02                  91,695              96,051
                                                       ------------
                                                            796,801
WASTE MANAGEMENT -- 1.62%
  Allied Waste North America
    Inc.
    7.625% due 01/01/06                 600,000             544,500
  Allied Waste North America
    Inc.
    7.875% due 01/01/09                 450,000             398,250
  Waste Management Inc.
    6.875% due 05/15/09               1,000,000             832,570
                                                       ------------
                                                          1,775,320
WIRELESS COMMUNICATIONS -- 1.12%
  Clearnet Communications Inc.
    0/10.125% due 05/01/09 (c)        1,000,000             598,750
  Telecorp PCS Inc.
    0/11.625% due 04/15/09 (c)        1,000,000             631,250
                                                       ------------
                                                          1,230,000

TOTAL CORPORATE BONDS, CONVERTIBLE SECURITIES, COMMON & PREFERRED
STOCKS
(IDENTIFIED COST $103,433,303)                           97,062,567
-------------------------------------------------------------------
FOREIGN BONDS -- 6.82%
-------------------------------------------------------------------
APPAREL & TEXTILES -- 0.22%
  Reliance Industries Ltd.
    8.25% due 01/15/27                  250,000             237,267
BASIC INDUSTRIES -- 1.28%
  Cemex 12.75% due 07/15/06             900,000           1,014,750
  Cemex International Capital
    Inc. 9.66% due 11/29/49             400,000             397,000
                                                       ------------
                                                          1,411,750

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999


                                 NUMBER OF SHARES OR
                                  PRINCIPAL AMOUNT        VALUE
                                  ----------------        -----
BROADCASTING--1.26%
  Grupo Televisa
    11.875% due 05/15/06             $  350,000        $    373,625
  Grupo Televisa (Series A)
    11.375% due 05/15/03                450,000             479,706
  Satelites Mexicanos
    10.125% due 11/01/04                650,000             442,000
  TV Azteca
    10.50% due 02/15/07                 100,000              88,500
                                                       ------------
                                                          1,383,831
CONTAINERS/PACKAGING -- 0.84%
  Vicap
    11.375% due 05/15/07              1,000,000             927,500
ENERGY -- 0.69%
  Petroleos Mexicanos
    8.85% due 09/15/07                  250,000             240,000
  YPF Sociedad Anonima
    9.125% due 02/24/09                 500,000             515,993
                                                       ------------
                                                            755,993
GOVERNMENT BOND -- 1.80%
  Republic of Argentina
    12.125% due 02/25/19             $  250,000             271,250
  Republic of Argentina (Wts)
    (a)                                     250               3,375
  Republic of Argentina Global
    (Series BGL4),
    11.00% due 10/09/06              $  750,000             777,250
  Republic of Turkey
    10.00% due 09/19/07                 200,000             193,500
  United Mexican States
    8.625% due 03/12/08                 450,000             439,875
  United Mexican States
    10.375% due 02/17/09             $  250,000             266,250
  United Mexican States (Wts)
    (a)                                     250              23,125
                                                       ------------
                                                          1,974,625
PAPER & FOREST
  PRODUCTS -- 0.37%
  Indah Kiat Finance Mauritius
    Ltd., 10.00% due 07/01/07        $  250,000             185,000
  Pindo Deli Finance Mauritius
    Ltd., 10.75% due 10/01/07           300,000             218,250
                                                       ------------
                                                            403,250


                                 NUMBER OF SHARES OR
                                  PRINCIPAL AMOUNT        VALUE
                                  ----------------        -----
TELECOMMUNICATIONS -- 0.23%
  Nuevo Grupo Isuacell
    14.25% due 12/01/06              $  250,000        $    258,750
TRANSPORTATION -- 0.13%
  TFM
    10.25% due 06/15/07                 150,000             138,375
                                                       ------------

TOTAL FOREIGN BONDS
(IDENTIFIED COST $7,744,746 )                             7,491,341
-------------------------------------------------------------------

REPURCHASE AGREEMENT -- 2.82%
-------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement,
    2.50% due 01/03/00
    Collateral: U.S. Treasury
    Note $3,140,000 6.25% due
    02/15/07 Value $3,237,677        $3,099,000           3,099,000
                                                       ------------

TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $3,099,000 )                             3,099,000
-------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $114,277,049 )                        $107,652,908
OTHER ASSETS LESS LIABILITIES -- 1.97%                    2,163,485
                                                       ------------
NET ASSETS -- 100%                                     $109,816,393
===================================================================

(a) Non-income producing security.
(b) In bankruptcy. Portfolio has ceased accrual of interest.
(c) Zero-Coupon or Step Bond. The interest rate on a step bond represents the rate of interest that will commence its accrual on a predetermined date. The rate shown for zero coupon bonds is the current effective yield.
(d) Security is fair valued at December 31, 1999.
(Wts) Warrants. Warrants entitle the Portfolio to purchase a predetermined number of shares of stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999

                                                 MULTI-CAP        SMALL COMPANY       SMALL COMPANY
                                                  GROWTH             GROWTH               VALUE              GROWTH
                                                 PORTFOLIO          PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                -----------       -------------       -------------       ------------
                   ASSETS:
Investments at value..........................  $49,190,542        $23,558,335        $450,857,807        $235,361,269
Foreign currency at value
  (cost -- $788,557)..........................           --                 --                  --                  --
Receivable for fund shares sold...............      720,739            192,194             493,198             743,083
Receivable for investments sold...............           --            399,315           4,640,525                  --
Dividends and interest receivable.............          930                528             258,415              68,393
Due from investment adviser...................           --                 --                  --                  --
Forward currency contracts (net) receivable...           --                 --                  --                  --
Cash and other assets.........................          367                572               3,401           2,289,120
                                                -----------        -----------        ------------        ------------
          Total assets........................   49,912,578         24,150,944         456,253,346         238,461,865
                                                -----------        -----------        ------------        ------------
                 LIABILITIES:
Payable for fund shares redeemed..............       50,899             22,981             270,000              70,681
Payable for investments purchased.............    1,848,584            664,395                  --           7,475,447
Investment advisory fees payable..............       31,058             16,961             299,597             138,356
Accrued expenses and other liabilities........       22,093             17,337             121,050              57,852
                                                -----------        -----------        ------------        ------------
          Total liabilities...................    1,952,634            721,674             690,647           7,742,336
                                                -----------        -----------        ------------        ------------
               NET ASSETS.....................  $47,959,944        $23,429,270        $455,562,699        $230,719,529
                                                ===========        ===========        ============        ============
NET ASSETS:
Paid-in capital...............................   37,831,964         17,789,339         296,938,276         203,866,267
Undistributed (accumulated) net investment
  income (loss)...............................           --                 --             534,436             310,591
Undistributed (accumulated) net realized gain
  (loss) on investments and foreign currency
  transactions................................       72,414            566,766          66,009,103           2,663,890
Unrealized appreciation (depreciation) on
  investments and foreign currency denominated
  amounts.....................................   10,055,566          5,073,165          92,080,884          23,878,781
                                                -----------        -----------        ------------        ------------
               NET ASSETS.....................  $47,959,944        $23,429,270        $455,562,699        $230,719,529
                                                ===========        ===========        ============        ============
Fund shares outstanding.......................    3,277,528          2,755,401          14,486,318          35,196,128
                                                -----------        -----------        ------------        ------------
Net asset value per share.....................       $14.63              $8.50              $31.45               $6.56
                                                ===========        ===========        ============        ============
INVESTMENTS AT COST...........................  $39,134,976        $18,485,170        $358,776,923        $211,482,488
                                                ===========        ===========        ============        ============

                       See notes to financial statements.

      CAPITAL                     GROWTH AND                    INTERNATIONAL                                   HIGH-YIELD
    APPRECIATION      EQUITY        INCOME      EQUITY INCOME      GROWTH          MANAGED        BALANCED         BOND
     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO     PORTFOLIO
    ------------   ------------   -----------   -------------   -------------   --------------   -----------   ------------
    $33,275,120    $587,546,650   $90,991,329    $28,277,995    $133,115,152    $2,248,746,555   $10,695,255   $107,652,908
             --              --            --             --         788,509                --            --             --
         88,839         645,084       364,071         39,619         275,896           783,548       111,957         47,258
             --              --            --             --         286,930        41,972,061            --             --
          5,496          56,070        20,582         37,642         127,388         4,714,044        53,566      2,327,326
             --              --            --             --              --                --         2,524             --
             --              --            --             --             350                --            --             --
            858           3,195           405            699              --            19,588           654          1,276
    -----------    ------------   -----------    -----------    ------------    --------------   -----------   ------------
     33,370,313     588,250,999    91,376,387     28,355,955     134,594,225     2,296,235,796    10,863,956    110,028,768
    -----------    ------------   -----------    -----------    ------------    --------------   -----------   ------------
          5,701              --         7,447          8,965         187,999         1,643,808            --         70,861
        195,615         375,237     1,398,830        311,740              --                --       958,856             --
         18,394         379,619        51,371         17,023          89,280         1,428,742         5,494         55,751
         21,768         172,506        31,263         21,208          61,890           696,040        13,597         85,763
    -----------    ------------   -----------    -----------    ------------    --------------   -----------   ------------
        241,478         927,362     1,488,911        358,936         339,169         3,768,590       977,947        212,375
    -----------    ------------   -----------    -----------    ------------    --------------   -----------   ------------
    $33,128,835    $587,323,637   $89,887,476    $27,997,019    $134,255,056    $2,292,467,206   $ 9,886,009   $109,816,393
    ===========    ============   ===========    ===========    ============    ==============   ===========   ============
     23,787,383     371,276,086    83,570,123     28,300,925      85,804,228     1,520,207,516     9,380,352    119,868,650
             --       3,871,262       412,768        135,119         218,949        32,016,149        38,491           (273)
      3,756,037     139,308,351        (6,414)      (189,023)     10,215,887       482,395,553        64,350     (3,427,843)
      5,585,415      72,867,938     5,910,999       (250,002)     38,015,992       257,847,988       402,816     (6,624,141)
    -----------    ------------   -----------    -----------    ------------    --------------   -----------   ------------
    $33,128,835    $587,323,637   $89,887,476    $27,997,019    $134,255,056    $2,292,467,206   $ 9,886,009   $109,816,393
    ===========    ============   ===========    ===========    ============    ==============   ===========   ============
      3,830,982      15,205,807    14,585,789      5,214,551      14,444,266        63,155,702     1,902,794     21,718,023
    -----------    ------------   -----------    -----------    ------------    --------------   -----------   ------------
          $8.65          $38.62         $6.16          $5.37           $9.29            $36.30         $5.20          $5.06
         ======          ======         =====         ======          ======            ======         =====           ====
    $27,689,705    $514,678,712   $85,080,330    $28,527,997    $ 95,095,744    $1,990,898,567   $10,292,439   $114,277,049
    ===========    ============   ===========    ===========    ============    ==============   ===========   ============

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                               MULTI-CAP           SMALL COMPANY         SMALL COMPANY
                                                 GROWTH               GROWTH                 VALUE               GROWTH
                                               PORTFOLIO             PORTFOLIO             PORTFOLIO            PORTFOLIO
                                              ------------         -------------         -------------         -----------
                                              07/15/99-(2)
                                                12/31/99
INVESTMENT INCOME:
     Dividends..............................  $     5,417           $   14,121            $ 3,462,809(1)       $   669,472
     Interest...............................       69,609               27,489                726,563              540,124
                                              -----------           ----------            -----------          -----------
          Total investment income...........       75,026               41,610              4,189,372            1,209,596
                                              -----------           ----------            -----------          -----------
EXPENSES:
     Investment advisory fees...............       62,958               70,898              3,455,816              803,715
     Custodian and fund accounting fees.....       16,459               18,917                 89,261               33,234
     Reports and notices to shareholders....        5,897                3,898                 64,974               41,808
     Trustees' fees and expenses............        2,143                4,316                  2,065                4,317
     Audit and legal fees...................        7,449               11,330                 30,120               14,607
     Miscellaneous..........................          484                  237                 12,590                1,325
                                              -----------           ----------            -----------          -----------
          Total expenses....................       95,390              109,596              3,654,826              899,006
                                              -----------           ----------            -----------          -----------
       Less: Expense reimbursement..........       (7,249)             (10,339)                    --                   --
                                              -----------           ----------            -----------          -----------
       Total expenses, net of
          reimbursement.....................       88,141               99,257              3,654,826              899,006
                                              -----------           ----------            -----------          -----------
            NET INVESTMENT INCOME (LOSS)....      (13,115)             (57,647)               534,546              310,590
                                              -----------           ----------            -----------          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS -- NET:
     Net realized gain (loss) on security
       and foreign currency transactions....       85,528              625,266             68,889,038            2,663,989
     Net change in unrealized gain (loss) on
       investments and foreign currency
       related transactions.................   10,055,566            5,039,914             23,666,090           23,830,607
                                              -----------           ----------            -----------          -----------
          Net realized and unrealized gain
            (loss) on investments...........   10,141,094            5,665,180             92,555,128           26,494,596
                                              -----------           ----------            -----------          -----------
          NET INCREASE (DECREASE) IN NET
            ASSETS RESULTING FROM
            OPERATIONS......................  $10,127,979           $5,607,533            $93,089,674          $26,805,186
                                              ===========           ==========            ===========          ===========

                       See notes to financial statements.
--------------------------------------------------------------------------------

(1) Net of foreign taxes withheld of $112 for Small Company Value, $66 for Capital Appreciation, $36,487 for Equity, $1,382 for Growth and Income, $640 for Equity Income, $170,646 for International Growth and $339,386 for Managed.

(2) Commencement of operations.

(3) Net of losses on foreign currency transactions of $2,749,616.

      CAPITAL                       GROWTH                     INTERNATIONAL                                  HIGH-YIELD
    APPRECIATION      EQUITY      AND INCOME   EQUITY INCOME      GROWTH          MANAGED        BALANCED        BOND
     PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
    ------------   ------------   ----------   -------------   -------------   -------------   ------------   -----------
                                                                                               07/15/99-(2)
                                                                                                 12/31/99
     $   19,333(1) $  6,879,178(1) $  272,371(1)   $ 272,730(1)  $ 1,321,109(1) $  31,411,844(1)   $  8,103   $    15,750
         73,577       2,032,247      458,042        29,630          109,733       20,332,546       49,296      11,114,397
     ----------    ------------   ----------     ---------      -----------    -------------     --------     -----------
         92,910       8,911,425      730,413       302,360        1,430,842       51,744,390       57,399      11,130,147
     ----------    ------------   ----------     ---------      -----------    -------------     --------     -----------
         93,033       4,795,026      254,121       100,472          854,890       18,815,456       14,927         706,221
         28,076          92,583       31,281        39,036          124,273          348,357       11,630          60,587
          6,817          90,761       15,672         5,150           18,354          340,602        1,385          13,418
          4,316           2,060        4,316         4,317            2,060            2,060        2,249           2,137
         11,389          38,673       11,820        11,406           13,884          140,066        7,423          13,723
            470          20,972          435           304            3,673           81,504           59          18,681
     ----------    ------------   ----------     ---------      -----------    -------------     --------     -----------
        144,101       5,040,075      317,645       160,685        1,017,134       19,728,045       37,673         814,767
     ----------    ------------   ----------     ---------      -----------    -------------     --------     -----------
             --              --           --       (20,025)              --               --      (18,765)             --
     ----------    ------------   ----------     ---------      -----------    -------------     --------     -----------
        144,101       5,040,075      317,645       140,660        1,017,134       19,728,045       18,908         814,767
     ----------    ------------   ----------     ---------      -----------    -------------     --------     -----------
        (51,191)      3,871,350      412,768       161,700          413,708       32,016,345       38,491      10,315,380
     ----------    ------------   ----------     ---------      -----------    -------------     --------     -----------
      3,807,457     139,308,962       (6,360)     (189,025)      11,104,371(3)   484,245,074       64,350      (3,387,693)
      5,547,247     (60,507,104)   5,899,630      (256,374)      28,158,387     (297,418,787)     402,816      (3,044,001)
     ----------    ------------   ----------     ---------      -----------    -------------     --------     -----------
      9,354,704      78,801,858    5,893,270      (445,399)      39,262,758      186,826,287      467,166      (6,431,694)
     ----------    ------------   ----------     ---------      -----------    -------------     --------     -----------
     $9,303,513    $ 82,673,208   $6,306,038     $(283,699)     $39,676,466    $ 218,842,632     $505,657     $ 3,883,686
     ==========    ============   ==========     =========      ===========    =============     ========     ===========

                       See notes to financial statements.
--------------------------------------------------------------------------------

                         ENTERPRISE ACCUMULATION TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                  MULTI-CAP
                                                              GROWTH PORTFOLIO     SMALL COMPANY GROWTH PORTFOLIO
                                                              -----------------   --------------------------------
                                                               FOR THE PERIOD                     FOR THE PERIOD
                                                                JULY 15, 1999      YEAR ENDED    DECEMBER 1, 1998
                                                                   THROUGH        DECEMBER 31,        THROUGH
                                                              DECEMBER 31, 1999       1999       DECEMBER 31, 1998
                                                              -----------------   ------------   -----------------
FROM OPERATIONS:
  Net investment income (loss)..............................     $   (13,115)     $   (57,647)       $   (327)
  Net realized gain (loss) on investments and foreign
     currency transactions..................................          85,528          625,266            (853)
  Net change in unrealized gain (loss) on investments.......      10,055,566        5,039,914          33,251
                                                                 -----------      -----------        --------
  Increase (decrease) in net assets resulting from
     operations.............................................      10,127,979        5,607,533          32,071
                                                                 -----------      -----------        --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................              --               --              --
  Net realized gains on investments.........................              --               --              --
                                                                 -----------      -----------        --------
       Total distributions to shareholders                                --               --              --
FROM CAPITAL SHARE TRANSACTIONS:
  Shares sold...............................................      39,685,311       19,675,530         436,953
  Reinvestment of distributions.............................              --               --              --
  Shares redeemed...........................................      (1,853,346)      (2,322,677)           (140)
                                                                 -----------      -----------        --------
       Total increase (decrease) in net assets resulting
          from capital share transactions...................      37,831,965       17,352,853         436,813
                                                                 -----------      -----------        --------
       Total increase (decrease) in net assets..............      47,959,944       22,960,386         468,884
NET ASSETS:
  Beginning of period.......................................              --          468,884              --
                                                                 -----------      -----------        --------
  End of period.............................................     $47,959,944      $23,429,270        $468,884
                                                                 ===========      ===========        ========
SHARES ISSUED AND REDEEMED:
  Issued....................................................       3,431,636        3,026,700          85,890
  Issued in reinvestment of distributions...................              --               --              --
  Redeemed..................................................        (154,108)        (357,162)            (27)
                                                                 -----------      -----------        --------
          Net increase (decrease)...........................       3,277,528        2,669,538          85,863
                                                                 ===========      ===========        ========

                       See notes to financial statements.

    SMALL COMPANY VALUE PORTFOLIO           GROWTH PORTFOLIO            CAPITAL APPRECIATION PORTFOLIO
    -----------------------------   --------------------------------   --------------------------------
                                                    FOR THE PERIOD                     FOR THE PERIOD
     YEAR ENDED      YEAR ENDED      YEAR ENDED    DECEMBER 1, 1998     YEAR ENDED    DECEMBER 1, 1998
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,        THROUGH        DECEMBER 31,        THROUGH
        1998            1998            1999       DECEMBER 31, 1998       1999       DECEMBER 31, 1998
    -------------   -------------   ------------   -----------------   ------------   -----------------
    $     534,546   $   2,269,126   $    310,590      $     (159)      $   (51,191)      $      (234)
       68,889,038      25,594,861      2,663,989             (98)        3,807,457              (227)
       23,666,090       1,607,587     23,830,607          48,174         5,547,247            38,168
    -------------   -------------   ------------      ----------       -----------       -----------
       93,089,674      29,471,574     26,805,186          47,917         9,303,513            37,707
    -------------   -------------   ------------      ----------       -----------       -----------
       (2,269,175)     (1,050,835)            --              --                --                --
      (29,327,391)    (24,299,778)            --              --                --                --
    -------------   -------------   ------------      ----------       -----------       -----------
      (31,596,566)    (25,350,613)            --              --                --                --
      155,831,563     176,919,909    242,128,508       1,906,210        28,770,433           473,649
       31,596,566      25,350,613             --              --                --                --
     (200,159,657)   (164,856,185)   (40,157,620)        (10,672)       (5,456,367)             (100)
    -------------   -------------   ------------      ----------       -----------       -----------
      (12,731,528)     37,414,337    201,970,888       1,895,538        23,314,066           473,549
    -------------   -------------   ------------      ----------       -----------       -----------
       48,761,580      41,535,298    228,776,074       1,943,455        32,617,579           511,256
      406,801,119     365,265,821      1,943,455              --           511,256                --
    -------------   -------------   ------------      ----------       -----------       -----------
    $ 455,562,699   $ 406,801,119   $230,719,529      $1,943,455       $33,128,835       $   511,256
    =============   =============   ============      ==========       ===========       ===========
        5,271,481       6,367,246     41,663,218         371,167         4,595,979            91,765
        1,122,436         967,950             --              --                --                --
       (6,775,773)     (6,146,963)    (6,836,158)         (2,099)         (856,744)              (18)
    -------------   -------------   ------------      ----------       -----------       -----------
         (381,856)      1,188,233      3,739,235         369,068            91,747        34,827,060
    =============   =============   ============      ==========       ===========       ===========

           EQUITY PORTFOLIO
     -----------------------------

      YEAR ENDED      YEAR ENDED
     DECEMBER 31,    DECEMBER 31,
         1999            1998
     -------------   -------------
     $   3,871,350   $   8,195,694
       139,308,962      43,607,008
       (60,507,104)     (4,143,581)
     -------------   -------------
        82,673,208      47,659,121
     -------------   -------------
        (8,195,687)     (5,906,264)
       (43,606,530)    (21,596,997)
     -------------   -------------
       (51,802,217)    (27,503,261)
       158,667,880     259,368,662
        51,802,217      27,503,261
      (275,355,107)   (203,493,446)
     -------------   -------------
       (64,885,010)     83,378,477
     -------------   -------------
       (34,014,019)    103,534,337
       621,337,656     517,803,319
     -------------   -------------
     $ 587,323,637   $ 621,337,656
     =============   =============
         4,288,512       7,038,795
         1,606,768         749,816
        (7,565,617)     (5,670,766)
     -------------   -------------
        (1,670,337)      2,117,845
     =============   =============

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                  GROWTH AND INCOME PORTFOLIO            EQUITY INCOME PORTFOLIO
                                               ---------------------------------    ---------------------------------
                                                                FOR THE PERIOD                       FOR THE PERIOD
                                                YEAR ENDED     DECEMBER 31, 1998     YEAR ENDED     DECEMBER 1, 1998
                                               DECEMBER 31,         THROUGH         DECEMBER 31,         THROUGH
                                                   1999        DECEMBER 31, 1998        1999        DECEMBER 31, 1998
                                               ------------    -----------------    ------------    -----------------
FROM OPERATIONS:
  Net investment income (loss)...............  $    412,768        $   (116)        $   161,700         $    127
  Net realized gain (loss) on investments and
     foreign currency transactions...........        (6,360)            338            (189,025)              --
  Net change in unrealized gain (loss) on
     investments.............................     5,899,630          11,369            (256,374)           6,372
                                               ------------        --------         -----------         --------
  Increase (decrease) in net assets resulting
     from operations.........................     6,306,038          11,591            (283,699)           6,499
                                               ------------        --------         -----------         --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income......................            --              --             (26,705)              --
  Net realized gains on investments..........          (276)             --                  --               --
                                               ------------        --------         -----------         --------
          Total distributions to
            shareholders.....................          (276)             --             (26,705)              --
FROM CAPITAL SHARE TRANSACTIONS:
  Shares sold................................    94,533,104         525,993          32,536,554          458,517
  Reinvestment of distributions..............           276              --              26,168               --
  Shares redeemed............................   (11,489,154)            (96)         (4,720,253)             (62)
                                               ------------        --------         -----------         --------
          Total increase (decrease) in net
            assets resulting from capital
            share transactions...............    83,044,226         525,897          27,842,469          458,455
                                               ------------        --------         -----------         --------
          Total increase (decrease) in net
            assets...........................    89,349,988         537,488          27,532,065          464,954
NET ASSETS:
  Beginning of period........................       537,488              --             464,954               --
                                               ------------        --------         -----------         --------
  End of period..............................  $ 89,887,476        $537,488         $27,997,019         $464,954
                                               ============        ========         ===========         ========
SHARES ISSUED AND REDEEMED:
  Issued.....................................    16,461,849         105,232           5,994,635           91,309
  Issued in reinvestment of distributions....            48              --               4,633               --
  Redeemed...................................    (1,981,321)            (19)           (876,014)             (12)
                                               ------------        --------         -----------         --------
          Net increase (decrease)............    14,480,576         105,213           5,123,254           91,297
                                               ============        ========         ===========         ========

                       See notes to financial statements.

    INTERNATIONAL GROWTH PORTFOLIO              MANAGED PORTFOLIO             BALANCED PORTFOLIO    HIGH-YIELD BOND PORTFOLIO
    -------------------------------   -------------------------------------   ------------------   ---------------------------
                                                                                FOR THE PERIOD
      YEAR ENDED       YEAR ENDED        YEAR ENDED          YEAR ENDED         JULY 15, 1999       YEAR ENDED     YEAR ENDED
     DECEMBER 31,     DECEMBER 31,      DECEMBER 31,        DECEMBER 31,           THROUGH         DECEMBER 31,   DECEMBER 31,
         1999             1998              1999                1998          DECEMBER 31, 1999        1999           1998
    --------------   --------------   -----------------   -----------------   ------------------   ------------   ------------
     $    413,708      $   895,906     $    32,016,345     $   46,304,587        $    38,491       $ 10,315,380   $  7,113,860
       11,104,371          862,244         484,245,074        393,346,265             64,350         (3,387,693)     1,083,292
       28,158,387        8,976,597        (297,418,787)      (253,453,784)           402,816         (3,044,001)    (5,550,240)
     ------------      -----------     ---------------     --------------        -----------       ------------   ------------
       39,676,466       10,734,747         218,842,632        186,197,068            505,657          3,883,686      2,646,912
     ------------      -----------     ---------------     --------------        -----------       ------------   ------------
       (1,637,592)        (956,997)        (46,304,751)       (26,677,507)                --        (10,315,380)    (7,113,860)
       (1,398,278)      (3,458,658)       (388,872,093)      (189,572,424)                --         (1,111,733)    (1,380,937)
     ------------      -----------     ---------------     --------------        -----------       ------------   ------------
       (3,035,870)      (4,415,655)       (435,176,844)      (216,249,931)                --        (11,427,113)    (8,494,797)
       62,031,146       33,682,098         431,708,695        828,656,136         10,046,970         58,015,509     53,781,245
        3,035,870        4,415,655         435,176,844        216,249,931                 --         11,427,113      8,494,797
      (59,246,772)     (30,770,132)     (1,097,389,029)      (948,480,342)          (666,618)       (53,947,756)   (22,927,376)
     ------------      -----------     ---------------     --------------        -----------       ------------   ------------
        5,820,244        7,327,621        (230,503,490)        96,425,725          9,380,352         15,494,866     39,348,666
     ------------      -----------     ---------------     --------------        -----------       ------------   ------------
       42,460,840       13,646,713        (446,837,702)        66,372,862          9,886,009          7,951,439     33,500,781
       91,794,216       78,147,503       2,739,304,908      2,672,932,046                 --        101,864,954     68,364,173
     ------------      -----------     ---------------     --------------        -----------       ------------   ------------
     $134,255,056      $91,794,216     $ 2,292,467,206     $2,739,304,908        $ 9,886,009       $109,816,393   $101,864,954
     ============      ===========     ===============     ==============        ===========       ============   ============
        8,546,170        5,053,178          10,626,022         19,612,770          2,038,389         10,943,279      9,618,868
          431,845          680,379          12,951,692          5,331,607                 --          2,201,254      1,543,662
       (8,153,941)      (4,760,079)         27,951,027        (22,958,015)          (135,595)       (10,392,700)    (4,163,250)
     ------------      -----------     ---------------     --------------        -----------       ------------   ------------
          824,074          973,478          (4,373,313)         1,986,362          1,902,794          2,751,832      6,999,280
     ============      ===========     ===============     ==============        ===========       ============   ============

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                              FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                              MULTI-CAP GROWTH PORTFOLIO
                                                              --------------------------
                                                                    FOR THE PERIOD
                                                                   7/15/99 THROUGH
                                                                       12/31/99
----------------------------------------------------------------------------------------
Net asset value, beginning of period........................           $  5.00
                                                                       -------
Income from investment operations:
Net investment income (loss)................................             (0.01)(C)
Net realized and unrealized gain (loss) on investments......              9.64
                                                                       -------
Total from investment operations............................              9.63
                                                                       -------
Less dividends and distributions:
Dividends from net investment income........................                --
Distributions from capital gains............................                --
                                                                       -------
Total distributions.........................................                --
                                                                       -------
Net asset value, end of period..............................           $ 14.63
                                                                       =======
Total return................................................            192.60%(B)
Net assets end of period (000)..............................           $47,960
Ratio of expenses to average net assets.....................              1.40%(A)
Ratio of expenses to average net assets (excluding
  reimbursement)............................................              1.52%(A)
Ratio of net investment income (loss) to average net
  assets....................................................             (0.21)(A)
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................             (0.32)(A)
Portfolio turnover..........................................                21%

                                                                 SMALL COMPANY GROWTH PORTFOLIO
                                                              ------------------------------------
                                                                 YEAR ENDED        FOR THE PERIOD
                                                                DECEMBER 31,      12/01/98 THROUGH
                                                                    1999              12/31/98
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................      $  5.46             $  5.00
                                                                  -------             -------
Income from investment operations:
Net investment income (loss)................................        (0.05)(C)              --
Net realized and unrealized gain (loss) on investments......         3.09                0.46
                                                                  -------             -------
Total from investment operations............................         3.04                0.46
                                                                  -------             -------
Less dividends and distributions:
Dividends from net investment income........................           --                  --
Distributions from capital gains............................           --                  --
                                                                  -------             -------
Total distributions.........................................           --                  --
                                                                  -------             -------
Net asset value, end of period..............................      $  8.50             $  5.46
                                                                  =======             =======
Total return................................................        55.68%               9.20%(B)
Net assets end of period (000)..............................      $23,429             $   469
Ratio of expenses to average net assets.....................         1.40%               1.40%(A)
Ratio of expenses to average net assets (excluding
  reimbursement)............................................         1.55%              60.67%(A)
Ratio of net investment income (loss) to average net
  assets....................................................        (0.81)%             (1.26)%(A)
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................        (0.96)%            (60.54)%(A)
Portfolio turnover..........................................           37%                  4%

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                              FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                           SMALL COMPANY VALUE PORTFOLIO
                                                              --------------------------------------------------------
                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                1999        1998        1997        1996        1995
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................  $  27.36    $  26.70    $  20.22    $  18.48    $  17.56
                                                              --------    --------    --------    --------    --------
Income from investment operations:
Net investment income (loss)................................      0.04(C)     0.16        0.05        0.25        0.32
Net realized and unrealized gain (loss) on investments......      6.27        2.33        8.91        1.82        1.75
                                                              --------    --------    --------    --------    --------
Total from investment operations............................      6.31        2.49        8.96        2.07        2.07
                                                              --------    --------    --------    --------    --------
Less dividends and distributions:
Dividends from net investment income........................     (0.16)      (0.08)      (0.15)      (0.12)      (0.40)
Distributions from capital gains............................     (2.06)      (1.75)      (2.33)      (0.21)      (0.75)
                                                              --------    --------    --------    --------    --------
Total distributions.........................................     (2.22)      (1.83)      (2.48)      (0.33)      (1.15)
                                                              --------    --------    --------    --------    --------
Net asset value, end of period..............................  $  31.45    $  27.36    $  26.70    $  20.22    $  18.48
                                                              ========    ========    ========    ========    ========
Total return................................................     24.02%       9.61%      44.32%      11.21%      12.28%
Net assets end of period (000)..............................  $455,563    $406,801    $365,266    $192,704    $166,061
Ratio of expenses to average net assets.....................      0.84%       0.85%       0.86%       0.84%       0.69%
Ratio of expenses to average net assets (excluding
  reimbursement)............................................      0.84%       0.85%       0.86%       0.84%       0.72%
Ratio of net investment income (loss) to average net
  assets....................................................      0.12%       0.56%       0.21%       1.35%       1.86%
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................      0.12%       0.56%       0.21%       1.35%       1.83%
Portfolio turnover..........................................        23%         37%         58%        137%         70%

                                                                      GROWTH PORTFOLIO
                                                              --------------------------------
                                                               YEAR ENDED      FOR THE PERIOD
                                                              DECEMBER 31,    12/01/98 THROUGH
                                                                  1999            12/31/98
----------------------------------------------------------------------------------------------
Net asset value, beginning of period........................    $   5.27          $  5.00
                                                                --------          -------
Income from investment operations:
Net investment income (loss)................................        0.02(C)          0.00
Net realized and unrealized gain (loss) on investments......        1.27             0.27
                                                                --------          -------
Total from investment operations............................        1.29             0.27
                                                                --------          -------
Less dividends and distributions:
Dividends from net investment income........................          --               --
Distributions from capital gains............................          --               --
                                                                --------          -------
Total distributions.........................................          --               --
                                                                --------          -------
Net asset value, end of period..............................    $   6.56          $  5.27
                                                                ========          =======
Total return................................................       24.48%            5.40%(B)
Net assets end of period (000)..............................    $230,720          $ 1,943
Ratio of expenses to average net assets.....................        0.84%            1.15%(A)
Ratio of expenses to average net assets (excluding
  reimbursement)............................................        0.84%           25.33%(A)
Ratio of net investment income (loss) to average net
  assets....................................................        0.29%           (0.25)%(A)
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................        0.29%          (24.43)%(A)
Portfolio turnover..........................................          30%               1%

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                              FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                               CAPITAL APPRECIATION PORTFOLIO
                                                              --------------------------------
                                                               YEAR ENDED      FOR THE PERIOD
                                                              DECEMBER 31,    12/01/98 THROUGH
                                                                  1999           12/31/1998
----------------------------------------------------------------------------------------------
Net asset value, beginning of period........................    $  5.57           $  5.00
                                                                -------           -------
Income from investment operations:
Net investment income (loss)................................      (0.03)(C)            --
Net realized and unrealized gain (loss) on investments......       3.11              0.57
                                                                -------           -------
Total from investment operations............................       3.08              0.57
                                                                -------           -------
Less dividends and distributions:
Dividends from net investment income........................         --                --
Distributions from capital gains............................         --                --
                                                                -------           -------
Total distributions.........................................         --                --
                                                                -------           -------
Net asset value, end of period..............................    $  8.65           $  5.57
                                                                =======           =======
Total return................................................      55.30%            11.40%(B)
Net assets end of period (000)..............................    $33,129           $   511
Ratio of expenses to average net assets.....................       1.16%             1.30%(A)
Ratio of expenses to average net assets (excluding
  reimbursement)............................................       1.16%            63.71%(A)
Ratio of net investment income (loss) to average net
  assets....................................................      (0.41)%           (0.95)%(A)
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................      (0.41)%          (63.36)%(A)
Portfolio turnover..........................................        247%                1%

                                                                                  EQUITY PORTFOLIO
                                                              --------------------------------------------------------
                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                1999        1998        1997        1996        1995
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................  $  36.82    $  35.09    $  28.86    $  23.35    $  18.14
                                                              --------    --------    --------    --------    --------
Income from investment operations:
Net investment income (loss)................................      0.23(C)     0.46        0.30        0.37        0.33
Net realized and unrealized gain (loss) on investments......      4.86        3.00        7.13        5.52        6.38
                                                              --------    --------    --------    --------    --------
Total from investment operations............................      5.09        3.46        7.43        5.89        6.71
                                                              --------    --------    --------    --------    --------
Less dividends and distributions:
Dividends from net investment income........................     (0.52)      (0.37)      (0.32)      (0.09)      (0.49)
Distributions from capital gains............................     (2.77)      (1.36)      (0.88)      (0.29)      (1.01)
                                                              --------    --------    --------    --------    --------
Total distributions.........................................     (3.29)      (1.73)      (1.20)      (0.38)      (1.50)
                                                              --------    --------    --------    --------    --------
Net asset value, end of period..............................  $  38.62    $  36.82    $  35.09    $  28.86    $  23.35
                                                              ========    ========    ========    ========    ========
Total return................................................     15.61%       9.90%      25.76%      25.22%      38.44%
Net assets end of period (000)..............................  $587,324    $621,338    $517,803    $314,907    $167,963
Ratio of expenses to average net assets.....................      0.82%       0.83%       0.84%       0.81%       0.69%
Ratio of expenses to average net assets (excluding
  reimbursement)............................................      0.82%       0.83%       0.84%       0.81%       0.72%
Ratio of net investment income (loss) to average net
  assets....................................................      0.63%       1.42%       1.42%       1.94%       1.94%
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................      0.63%       1.42%       1.42%       1.94%       1.91%
Portfolio turnover..........................................       155%         30%         17%         30%         29%

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                              FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                GROWTH AND INCOME PORTFOLIO
                                                              --------------------------------
                                                               YEAR ENDED      FOR THE PERIOD
                                                              DECEMBER 31,    12/01/98 THROUGH
                                                                  1999            12/31/98
----------------------------------------------------------------------------------------------
Net asset value, beginning of period........................    $  5.11            $ 5.00
                                                                -------            ------
Income from investment operations:
Net investment income (loss)................................       0.07(C)           0.00
Net realized and unrealized gain (loss) on investments......       0.98              0.11
                                                                -------            ------
Total from investment operations............................       1.05              0.11
                                                                -------            ------
Less dividends and distributions:
Dividends from net investment income........................         --                --
Distributions from capital gains............................       0.00(D)             --
                                                                -------            ------
Total distributions.........................................         --                --
                                                                -------            ------
Net asset value, end of period..............................    $  6.16            $ 5.11
                                                                =======            ======
Total return................................................      20.55%             2.20%
Net assets end of period (000)..............................    $89,887            $  537
Ratio of expenses to average net assets.....................       0.94%             1.05%
Ratio of expenses to average net assets (excluding
  reimbursement)............................................       0.94%            60.68%
Ratio of net investment income (loss) to average net
  assets....................................................       1.22%            (0.45)%
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................       1.22%            60.08%
Portfolio turnover..........................................          1%                9%

                                                                   EQUITY INCOME PORTFOLIO
                                                              ---------------------------------
                                                               YEAR ENDED      FOR THE PERIOD
                                                              DECEMBER 31,    12/01/98 THROUGH
                                                                  1999            12/31/98
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period........................    $  5.09            $  5.00
                                                                -------            -------
Income from investment operations:
Net investment income (loss)................................       0.06(C)              --
Net realized and unrealized gain (loss) on investments......       0.23               0.09
                                                                -------            -------
Total from investment operations............................       0.29               0.09
                                                                -------            -------
Less dividends and distributions:
Dividends from net investment income........................      (0.01)                --
Distributions from capital gains............................         --                 --
                                                                -------            -------
Total distributions.........................................      (0.01)                --
                                                                -------            -------
Net asset value, end of period..............................    $  5.37            $  5.09
                                                                =======            =======
Total return................................................       5.70%              1.80%(B)
Net assets end of period (000)..............................    $27,997            $   465
Ratio of expenses to average net assets.....................       1.05%              1.05%(A)
Ratio of expenses to average net assets (excluding
  reimbursement)............................................       1.20%             66.67%(A)
Ratio of net investment income (loss) to average net
  assets....................................................       1.21%              0.54%(A)
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................       1.06%            (65.07)%(A)
Portfolio turnover..........................................         18%                 0%

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                              FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                         INTERNATIONAL GROWTH PORTFOLIO
                                                              ----------------------------------------------------
                                                                        FOR THE YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                                1999       1998       1997       1996       1995
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................  $   6.74    $  6.18    $  6.05    $  5.39    $  4.96
                                                              --------    -------    -------    -------    -------
Income from investment operations:
Net investment income (loss)................................      0.03(C)    0.06       0.06       0.05       0.04
Net realized and unrealized gain (loss) on investments......      2.74       0.84       0.26       0.63       0.67
                                                              --------    -------    -------    -------    -------
Total from investment operations............................      2.77       0.90       0.32       0.68       0.71
                                                              --------    -------    -------    -------    -------
Less dividends and distributions:
Dividends from net investment income........................     (0.12)     (0.07)     (0.04)        --      (0.04)
Distributions from capital gains............................     (0.10)     (0.27)     (0.15)     (0.02)     (0.24)
                                                              --------    -------    -------    -------    -------
Total distributions.........................................     (0.22)     (0.34)     (0.19)     (0.02)     (0.28)
                                                              --------    -------    -------    -------    -------
Net asset value, end of period..............................  $   9.29    $  6.74    $  6.18    $  6.05    $  5.39
                                                              ========    =======    =======    =======    =======
Total return................................................     42.12%     14.83%      5.26%     12.65%     14.64%
Net assets end of period (000)..............................  $134,255    $91,794    $78,148    $52,768    $18,598
Ratio of expenses to average net assets.....................      1.01%      1.22%      1.19%      1.38%      1.55%
Ratio of expenses to average net assets (excluding
  reimbursement)............................................      1.01%      1.22%      1.19%      1.38%      2.21%
Ratio of net investment income (loss) to average net
  assets....................................................      0.41%      1.04%      1.34%      1.32%      1.17%
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................      0.41%      1.04%      1.34%      1.32%      0.51%
Portfolio turnover..........................................       129%        55%        28%        21%        27%

                                                                                      MANAGED PORTFOLIO
                                                              ------------------------------------------------------------------
                                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                 1999          1998          1997          1996          1995
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................  $    40.56    $    40.78    $    34.31    $    28.06    $    20.82
                                                              ----------    ----------    ----------    ----------    ----------
Income from investment operations:
Net investment income (loss)................................        0.50(C)       0.71          0.35          0.59          0.40
Net realized and unrealized gain (loss) on investments......        2.65          2.53          8.06          5.99          8.97
                                                              ----------    ----------    ----------    ----------    ----------
Total from investment operations............................        3.15          3.24          8.41          6.58          9.37
                                                              ----------    ----------    ----------    ----------    ----------
Less dividends and distributions:
Dividends from net investment income........................       (0.79)        (0.43)        (0.55)        (0.06)        (0.75)
Distributions from capital gains............................       (6.62)        (3.03)        (1.39)        (0.27)        (1.38)
                                                              ----------    ----------    ----------    ----------    ----------
Total distributions.........................................       (7.41)        (3.46)        (1.94)        (0.33)        (2.13)
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, end of period..............................  $    36.30    $    40.56    $    40.78    $    34.31    $    28.06
                                                              ==========    ==========    ==========    ==========    ==========
Total return................................................        9.22%         7.95%        24.50%        23.47%        46.89%
Net assets end of period (000)..............................  $2,292,467    $2,739,305    $2,672,932    $1,935,343    $1,264,718
Ratio of expenses to average net assets.....................        0.76%         0.76%         0.76%         0.74%         0.67%
Ratio of expenses to average net assets (excluding
  reimbursement)............................................        0.76%         0.76%         0.76%         0.74%         0.67%
Ratio of net investment income (loss) to average net
  assets....................................................        1.23%         1.66%         1.14%         2.16%         1.80%
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................        1.23%         1.66%         1.14%         2.16%         1.80%
Portfolio turnover..........................................          90%           46%           32%           29%           31%

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                              FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                              BALANCED PORTFOLIO
                                                              ------------------
                                                                FOR THE PERIOD
                                                               7/15/99 THROUGH
                                                                   12/31/99
--------------------------------------------------------------------------------
Net asset value, beginning of period........................        $ 5.00
                                                                    ------
Income from investment operations:
Net investment income (loss)................................          0.04(C)
Net realized and unrealized gain (loss) on investments......          0.16
                                                                    ------
Total from investment operations............................          0.20
                                                                    ------
Less dividends and distributions:
Dividends from net investment income........................            --
Distributions from capital gains............................            --
                                                                    ------
Total distributions.........................................            --
                                                                    ------
Net asset value, end of period..............................        $ 5.20
                                                                    ======
Total return................................................          4.00%(B)
Net assets end of period (000)..............................        $9,886
Ratio of expenses to average net assets.....................          0.95%(A)
Ratio of expenses to average net assets (excluding
  reimbursement)............................................          1.89%(A)
Ratio of net investment income (loss) to average net
  assets....................................................          1.93%(A)
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................          0.99%(A)
Portfolio turnover..........................................            13%

                                                                            HIGH-YIELD BOND PORTFOLIO
                                                              -----------------------------------------------------
                                                                        FOR THE YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                                1999        1998       1997       1996       1995
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................  $   5.37    $   5.71    $  5.51    $  5.31    $  4.98
                                                              --------    --------    -------    -------    -------
Income from investment operations:
Net investment income (loss)................................      0.46(C)     0.46       0.51       0.45       0.45
Net realized and unrealized gain (loss) on investments......     (0.26)      (0.26)      0.20       0.21       0.35
                                                              --------    --------    -------    -------    -------
Total from investment operations............................      0.20        0.20       0.71       0.66       0.80
                                                              --------    --------    -------    -------    -------
Less dividends and distributions:
Dividends from net investment income........................     (0.46)      (0.46)     (0.51)     (0.45)     (0.45)
Distributions from capital gains............................     (0.05)      (0.08)        --      (0.01)     (0.02)
                                                              --------    --------    -------    -------    -------
Total distributions.........................................     (0.51)      (0.54)     (0.51)     (0.46)     (0.47)
                                                              --------    --------    -------    -------    -------
Net asset value, end of period..............................  $   5.06    $   5.37    $  5.71    $  5.51    $  5.31
                                                              ========    ========    =======    =======    =======
Total return................................................      3.86%       3.60%     13.38%     12.95%     16.59%
Net assets end of period (000)..............................  $109,816    $101,865    $68,364    $34,411    $15,223
Ratio of expenses to average net assets.....................      0.69%       0.72%      0.77%      0.85%      0.85%
Ratio of expenses to average net assets (excluding
  reimbursement)............................................      0.69%       0.72%      0.77%      0.94%      1.59%
Ratio of net investment income (loss) to average net
  assets....................................................      8.76%       8.19%      8.47%      8.57%      8.51%
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................      8.76%       8.19%      8.47%      8.48%      7.77%
Portfolio turnover..........................................        97%        109%       175%       175%       115%

                       See notes to financial statements.
--------------------------------------------------------------------------------
A Annualized.
B Not annualized.
C Based on average shares outstanding.
D Less than $.01 per share.

                         ENTERPRISE ACCUMULATION TRUST

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

     Enterprise Accumulation Trust (the "Trust") was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $.01 par value for the following portfolios: Multi-Cap Growth, Small Company Growth, Small Company Value, Growth, Capital Appreciation, Equity, Growth and Income, Equity Income, International Growth, Managed, Balanced and High-Yield Bond.

     The Trust is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

     Valuation of Investments -- Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price on the exchange on which the security is primarily traded. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

     Special Valuation Risk -- The high-yield securities in which the High-Yield Bond Portfolio may invest may be considered speculative in regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower rated securities in which the High-Yield Bond Portfolio may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds. Foreign denominated assets held by the International Growth Portfolio may involve risks not typically associated with domestic transactions including but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

     Repurchase Agreements -- Each Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio's holding period. Under each repurchase agreement, the Portfolio receives, as collateral, securities whose market value (including interest) is at least equal to the repurchase price.

     Futures Contracts -- Upon entering into such a contract, a Portfolio is required to deposit with the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments, known as "variation margin," are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. There were no open futures contracts held in any of the Portfolios at December 31, 1999.

     Foreign Currency Translation -- Securities, other assets and liabilities of the International Growth Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a major bank on the valuation date. Dividend and interest income and certain expenses denominated in foreign currencies are translated to U.S. dollars based on the exchange rates in effect on the date the income is earned and the expense is incurred; and

                         ENTERPRISE ACCUMULATION TRUST

                               DECEMBER 31, 1999

exchange gains and losses are realized upon ultimate receipt or disbursement. The International Growth Portfolio does not isolate that portion of its realized and unrealized gains on investments from changes in foreign exchange rates from the fluctuations arising due to changes in the market prices of the investments.

     Security Transactions and Investment Income -- Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income received and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

     Expenses -- Each portfolio bears expenses incurred specifically on its behalf such as advisory and custodian fees as well as a portion of the common expenses of the Trust which are generally allocated based on average net assets.

     Federal Income Taxes -- No provision for Federal income or excise taxes is required because the Trust intends to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders.

     Use of Estimates in Preparation of Financial Statements -- Preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Dividends and Distributions -- Except with respect to the High-Yield Bond Portfolio, dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. For the High-Yield Bond Portfolio, dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

     Financial Instruments -- As part of its investment program, the International Growth Portfolio utilizes forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The Portfolio enters into forward contracts only for hedging purposes. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values.

     As part of its investment program, the High-Yield Bond Portfolio may enter into futures contracts to hedge against anticipated future price and interest rate changes. Risks of entering into futures contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the Portfolio attempts to enter into a closing position; (3) the risk that the Portfolio will lose an amount in excess of the initial margin deposit; and (4) the fact that the success or failure of these transactions for the Portfolio depends on the ability of the Portfolio Manager to predict movements in stock, bond, and currency prices and interest rates.

3. TRANSACTIONS WITH AFFILIATES

     An investment advisory fee is payable monthly to Enterprise Capital Management, Inc. ("Enterprise Capital"), a wholly-owned subsidiary of MONY Life Insurance Company, and is computed as a percentage of each Portfolio's average daily net assets as of the close of business each day at the following annual rates: for Equity, Small Company Value, and Managed, 0.80% for the first $400 million, 0.75% for the next $400 million, and 0.70% for average daily net assets over $800 million, 1.00% for both Small Company Growth and Multi-Cap Growth, 0.85% for International Growth, 0.75% for Growth, Capital Appreciation, Growth and Income, Equity Income and Balanced, and 0.60% for High-Yield Bond.

     Enterprise Capital has contractually agreed to limit the portfolios' expenses through May 1, 2000, to the following expense ratios: Multi-Cap Growth 1.40%, Small Company Growth -- 1.40%, Small Company Value -- 1.30%,
Growth -- 1.15%, Capital Appreciation -- 1.30%, Equity -- 1.15%, Growth and Income -- 1.05%, Equity Income -- 1.05%, International Growth -- 1.55%,
Managed -- 1.30%, Balanced -- 0.95% and High-Yield Bond -- 0.85%.

     Enterprise Capital is a wholly-owned subsidiary of MONY Life Insurance Company, which is wholly-owned by MONY Group Inc. MONY Group Inc. and its subsidiaries and affiliates had the following investments in the Trust as of December 31,

                         ENTERPRISE ACCUMULATION TRUST

                               DECEMBER 31, 1999

1999: Small Company Growth -- $425,000, Multi-Cap Growth $731,500, Capital Appreciation -- $432,500, Growth -- $328,000, Growth and Income -- $308,000, Equity Income -- $268,500 and Balanced $260,000.

     Enterprise Capital has entered into sub-advisory agreements with various investment advisers as Portfolio Managers for the Trust. A portion of the management fee received by Enterprise Capital is paid to the respective Portfolio Manager. 1740 Advisers, Inc., a wholly-owned subsidiary of MONY Group Inc., is the Portfolio Manager for the Equity Income Portfolio. For the year ended December 31, 1999, Enterprise Capital incurred subadvisory fees payable to 1740 Advisers, Inc. related to the Equity Income Portfolio of $40,189 with a related payable balance of $6,809 as of December 31, 1999.

     For the year ended December 31, 1999, the Portfolios paid brokerage commissions to affiliates as follows:

Multi-Cap Growth............................................  $ 14,317
Small Company Value.........................................   267,327
Growth......................................................     4,795
Capital Appreciation........................................       500
Equity......................................................    29,540
Equity Income...............................................       944
Managed.....................................................   874,562

4. INVESTMENT TRANSACTIONS

     Purchases and Sales of Investment Securities -- For the year ended December 31, 1999, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

                                                   U.S. GOVERNMENT OBLIGATIONS          STOCKS AND BONDS
                                                   ---------------------------   -------------------------------
                    PORTFOLIO                       PURCHASES        SALES         PURCHASES          SALES
                    ---------                      ------------   ------------   --------------   --------------
Multi-Cap Growth.................................            --             --   $   34,420,785   $    2,950,525
Small Company Growth.............................            --             --       18,467,405        3,118,038
Small Company Value..............................            --             --       97,917,458      141,294,762
Growth...........................................            --             --      225,792,551       29,798,588
Capital Appreciation.............................            --             --       46,116,187       27,453,971
Equity...........................................            --             --      874,340,384      909,575,382
Growth and Income................................            --             --       67,914,779          177,842
Equity Income....................................            --             --       29,364,519        2,271,380
International Growth.............................            --             --      126,761,630      126,432,482
Managed..........................................  $294,159,731   $292,969,593    1,788,043,418    2,294,168,704
Balanced.........................................     2,194,360             --        7,243,897          557,451
High-Yield Bond..................................    15,325,508     17,192,633      105,873,969       92,537,184

     Outstanding forward foreign exchange contracts in the International Growth Portfolio at December 31, 1999 are as follows:

                           SALES                NET UNREALIZED
  SETTLEMENT    ----------------------------    APPRECIATION/
     DATE         RECEIVE         DELIVER       (DEPRECIATION)
  ----------    ------------    ------------    --------------
  1/03/00        USD 287,457     EUR 284,949         $350
                                                     ----
                                                     $350
                                                     ====

                         ENTERPRISE ACCUMULATION TRUST

                               DECEMBER 31, 1999

5. TAX BASIS UNREALIZED GAIN (LOSS) OF INVESTMENTS AND DISTRIBUTIONS

     At December 31, 1999, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

                                                                     UNREALIZED      UNREALIZED     NET UNREALIZED
PORTFOLIO                                            TAX COST           GAIN            LOSS         GAIN (LOSS)
---------                                         --------------    ------------    ------------    --------------
Multi-Cap Growth................................  $   39,134,976    $ 10,468,342    $   (412,776)    $ 10,055,566
Small Company Growth............................      18,485,170       5,383,290        (310,125)       5,073,165
Small Company Value.............................     361,364,079     136,547,800     (47,054,072)      89,493,728
Growth..........................................     211,482,586      32,535,195      (8,656,512)      23,878,683
Capital Appreciation............................      27,689,705       5,818,441        (233,026)       5,585,415
Equity..........................................     514,847,046      86,850,286     (14,150,682)      72,699,604
Growth and Income...............................      85,091,640       9,430,033      (3,530,344)       5,899,689
Equity Income...................................      28,528,013       1,579,314      (1,829,332)        (250,018)
International Growth............................      95,320,530      41,000,882      (3,206,308)      37,794,574
Managed.........................................   2,004,805,482     334,360,968     (90,419,895)     243,941,073
Balanced........................................      10,292,439         613,137        (210,321)         402,816
High-Yield Bond.................................     114,303,388       1,206,127      (7,856,607)      (6,650,480)

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for futures and options transactions, paydowns, market discounts, losses deferred due to wash sales, foreign currency transactions and investments in passive foreign investment companies.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

     At December 31, 1999 the following Portfolios had net capital loss carryforwards for federal tax purposes of:

                                                               BALANCE          EXPIRES
                                                               -------          -------
Equity Income...............................................  $  189,023   December 31, 2007
High-Yield Bond.............................................   3,401,504   December 31, 2007

6. BORROWINGS

     In August 1999, the Trust, and another affiliated mutual fund entered into a $50 million redemption line of credit with State Street Bank and Trust Co. whereby each Portfolio may borrow up to its prospectus defined limitation. At December 31, 1999, there were no loans outstanding. Listed below are the Portfolios which had outstanding balances at any time during the year ended December 31, 1999:

                                                               MAXIMUM      AVERAGE DAILY      WEIGHTED
                                                                AMOUNT       OUTSTANDING        AVERAGE
PORTFOLIO                                                      BORROWED        BALANCE       INTEREST RATE
---------                                                     ----------    -------------    -------------
Equity......................................................  $3,939,000       $48,449           6.17%
International Growth........................................   1,421,000        19,466           5.79%
Managed.....................................................   4,541,000        61,123           6.01%

                         ENTERPRISE ACCUMULATION TRUST

                               DECEMBER 31, 1999

7. RESTRICTED SECURITIES

     Certain of the Small Company Value Portfolio's investments are restricted as to resale. The table below shows the number of units held, the acquisition dates, aggregate cost, per unit value and the percentage of net assets which these securities comprise.

                                                                                                            PERCENT OF
                                                            NUMBER OF   ACQUISITION               VALUE        NET
                         SECURITY                             UNITS        DATES        COST     PER UNIT     ASSETS
                         --------                           ---------   -----------   --------   --------   ----------
Noel Group Units..........................................   135,000     04/13/99     $ 65,880    $0.40       0.01%
Noel Group Liquidating Trust Units........................   135,000     10/08/99     $109,688    $0.70       0.02%

     The Portfolio may incur certain costs in connection with disposition of the above securities.

                         ENTERPRISE ACCUMULATION TRUST
                               DECEMBER 31, 1999
                      FEDERAL TAX INFORMATION (UNAUDITED):

     The capital gains distributions paid to shareholders from each Portfolio were as follows:

Multi-Cap Growth............................................  $         --
Small Company Growth........................................            --
Small Company Value.........................................    26,568,441
Growth......................................................            --
Capital Appreciation........................................            --
Equity......................................................    43,606,530
Growth and Income...........................................            --
Equity Income...............................................            --
International Growth........................................     1,065,322
Managed.....................................................   388,872,093
Balanced....................................................            --
High Yield Bond.............................................       287,715

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Enterprise Accumulation Trust:

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Multi-Cap Growth, Small Company Growth, Small Company Value, Growth, Capital Appreciation, Equity, Growth and Income, Equity Income, International Growth, Managed, Balanced and High-Yield Bond Portfolios of Enterprise Accumulation Trust (collectively the "Trust") at December 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2000

TRUSTEES AND PRINCIPAL OFFICERS

Victor Ugolyn                                            Trustee, Chairman, President and
                                                            Chief Executive Officer
Arthur T. Dietz                                          Trustee
Samuel J. Foti                                           Trustee
Arthur Howell                                            Trustee
William A. Mitchell, Jr.                                 Trustee
Lonnie H. Pope                                           Trustee
Michael I. Roth                                          Trustee
Phillip G. Goff                                          Vice President
Catherine R. McClellan                                   Secretary
Herbert M. Williamson                                    Treasurer

INVESTMENT ADVISER

Enterprise Capital Management, Inc.
Atlanta Financial Center
3343 Peachtree Road, Suite 450
Atlanta, Georgia 30326

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
P. O. Box 1713
Boston, Massachusetts 02105

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, Pennsylvania 19103

     This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.